                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2865
                                  ---------------------------------------------

                            Columbia Funds Trust IV
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                             Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   ----------------------------

Date of fiscal year end:  11/30/04
                        --------------------------
Date of reporting period:  5/31/04
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

[GRAPHIC]

COLUMBIA TAX-EXEMPT FUND
SEMIANNUAL REPORT
MAY 31, 2004

[COLUMBIA FUNDS LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Fund Profile                                                     1

Performance Information                                          2

Economic Update                                                  3

Portfolio Manager's Report                                       4

Financial Statements                                             6

     Investment Portfolio                                        7

     Statement of Assets and Liabilities                        39

     Statement of Operations                                    40

     Statement of Changes in Net Assets                         41

     Notes to Financial Statements                              42

     Financial Highlights                                       48

Important Information About This Report                         51

Columbia Funds                                                  52

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.


NOT FDIC          MAY LOSE VALUE
INSURED         -----------------
                NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS

                                                        COLUMBIA TAX-EXEMPT FUND

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you. There are no immediate changes planned for fund names or customer service contacts.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement requires the final approval of the SEC and the NYAG. This settlement in principle reflects our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We want you to know that all of the members of your fund's Board of Trustees are independent of the fund's advisor and its affiliates. In addition, the board has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

- APPOINTED AN INTERIM CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH DEDICATED TO MONITORING PERFORMANCE OF INDIVIDUAL FUNDS.

- VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY SENIOR EXECUTIVES OF THE ADVISOR FOR INVESTMENT PERSONNEL AND BY A DESIGNATED COMMITTEE FOR THE BOARD).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,


/s/ Thomas C. Theobald              /s/ J. Kevin Connaughton

Thomas C. Theobald                  J. Kevin Connaughton
Chairman, Board of Trustees         President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27,
2004.

FUND PROFILE

                                                        COLUMBIA TAX-EXEMPT FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 SECTORS AS OF 05/31/04 (%)

Refunded/escrowed                  15.0
Local general obligations          12.6
State appropriated                  8.0
Hospitals                           6.5
Toll facilities                     5.7

QUALITY BREAKDOWN AS OF 05/31/04 (%)

AAA                                64.4
AA                                  6.5
A                                   6.3
BBB                                 6.3
BB                                  0.7
B                                   0.3
CCC                                 0.1
Non-rated                          14.1
Cash equivalents                    1.3

MATURITY BREAKDOWN AS OF 05/31/04 (%)

0-1 year                            0.2
1-3 years                           0.1
3-5 years                           1.8
5-7 years                           5.5
7-10 years                         11.2
10-15 years                        31.3
15-20 years                        27.8
20-25 years                        11.4
25 years and over                   9.4
Cash equivalents                    1.3

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 05/31/2004.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2004, THE FUND'S CLASS A SHARES RETURNED NEGATIVE 1.07%, WITHOUT SALES CHARGE, IN A PERIOD THAT WAS GENERALLY UNFAVORABLE FOR ALL TYPES OF BONDS.

- RISING INTEREST RATES HAMPERED THE PERFORMANCE OF THE FUND, ITS BENCHMARK AND ITS PEER GROUP.

- THE FUND'S INVESTMENTS IN NON-CALLABLE AND ZERO-COUPON BONDS, WHICH HAVE WORKED WELL FOR THE FUND OVER THE LONG TERM, DETRACTED SOMEWHAT FROM PERFORMANCE BECAUSE THEY ARE MORE SENSITIVE TO CHANGES IN INTEREST RATES THAN SOME OTHER TYPES OF TAX-EXEMPT BONDS.

[CHART]

CLASS A SHARES                                -1.07%

LEHMAN BROTHERS MUNICIPAL BOND INDEX          -0.22%

                                    OBJECTIVE
        Seeks as high a level of after-tax total return as is consistent with prudent risk


                                TOTAL NET ASSETS
                                $1,740.1 million

MORNINGSTAR STYLE BOX

[GRAPHIC]

PERFORMANCE INFORMATION

                                                        COLUMBIA TAX-EXEMPT FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 06/01/94 - 05/31/04

               COLUMBIA      COLUMBIA       LEHMAN
              TAX-EXEMPT-   TAX-EXEMPT-   MUNICIPAL
                A @ NAV       A @ POP    BOND INDEX
    6/1/94      $  9,936     $  9,464     $  9,939
   7/31/94      $ 10,093     $  9,614     $ 10,121
   8/31/94      $ 10,128     $  9,647     $ 10,156
   9/30/94      $  9,978     $  9,504     $ 10,007
  10/31/94      $  9,766     $  9,302     $  9,829
  11/30/94      $  9,543     $  9,090     $  9,651
  12/31/94      $  9,797     $  9,332     $  9,863
   1/31/95      $ 10,123     $  9,642     $ 10,145
   2/28/95      $ 10,451     $  9,955     $ 10,441
   3/31/95      $ 10,558     $ 10,056     $ 10,561
   4/30/95      $ 10,561     $ 10,059     $ 10,573
   5/31/95      $ 10,885     $ 10,368     $ 10,911
   6/30/95      $ 10,711     $ 10,202     $ 10,816
   7/31/95      $ 10,755     $ 10,244     $ 10,918
   8/31/95      $ 10,872     $ 10,356     $ 11,057
   9/30/95      $ 10,941     $ 10,421     $ 11,127
  10/31/95      $ 11,141     $ 10,612     $ 11,288
  11/30/95      $ 11,392     $ 10,851     $ 11,476
  12/31/95      $ 11,528     $ 10,981     $ 11,586
   1/31/96      $ 11,581     $ 11,031     $ 11,674
   2/29/96      $ 11,459     $ 10,914     $ 11,594
   3/31/96      $ 11,276     $ 10,741     $ 11,446
   4/30/96      $ 11,227     $ 10,694     $ 11,414
   5/31/96      $ 11,228     $ 10,695     $ 11,409
   6/30/96      $ 11,332     $ 10,794     $ 11,534
   7/31/96      $ 11,411     $ 10,869     $ 11,638
   8/31/96      $ 11,408     $ 10,866     $ 11,635
   9/30/96      $ 11,575     $ 11,025     $ 11,798
  10/31/96      $ 11,699     $ 11,143     $ 11,931
  11/30/96      $ 11,901     $ 11,336     $ 12,150
  12/31/96      $ 11,837     $ 11,275     $ 12,099
   1/31/97      $ 11,830     $ 11,268     $ 12,122
   2/28/97      $ 11,947     $ 11,379     $ 12,233
   3/31/97      $ 11,797     $ 11,237     $ 12,071
   4/30/97      $ 11,880     $ 11,316     $ 12,172
   5/31/97      $ 12,043     $ 11,471     $ 12,356
   6/30/97      $ 12,169     $ 11,591     $ 12,488
   7/31/97      $ 12,633     $ 12,033     $ 12,834
   8/31/97      $ 12,433     $ 11,843     $ 12,713
   9/30/97      $ 12,589     $ 11,991     $ 12,864
  10/31/97      $ 12,672     $ 12,070     $ 12,947
  11/30/97      $ 12,755     $ 12,150     $ 13,023
  12/31/97      $ 12,976     $ 12,360     $ 13,213
   1/31/98      $ 13,116     $ 12,493     $ 13,349
   2/28/98      $ 13,098     $ 12,476     $ 13,353
   3/31/98      $ 13,107     $ 12,484     $ 13,365
   4/30/98      $ 13,022     $ 12,403     $ 13,305
   5/31/98      $ 13,268     $ 12,638     $ 13,516
   6/30/98      $ 13,334     $ 12,701     $ 13,568
   7/31/98      $ 13,336     $ 12,702     $ 13,602
   8/31/98      $ 13,605     $ 12,959     $ 13,813
   9/30/98      $ 13,816     $ 13,160     $ 13,986
  10/31/98      $ 13,759     $ 13,106     $ 13,986
  11/30/98      $ 13,806     $ 13,150     $ 14,035
  12/31/98      $ 13,843     $ 13,186     $ 14,070
   1/31/99      $ 13,994     $ 13,330     $ 14,237
   2/28/99      $ 13,909     $ 13,248     $ 14,174
   3/31/99      $ 13,892     $ 13,232     $ 14,194
   4/30/99      $ 13,941     $ 13,279     $ 14,230
   5/31/99      $ 13,828     $ 13,171     $ 14,147
   6/30/99      $ 13,598     $ 12,952     $ 13,944
   7/31/99      $ 13,626     $ 12,978     $ 13,994
   8/31/99      $ 13,455     $ 12,816     $ 13,882
   9/30/99      $ 13,407     $ 12,770     $ 13,887
  10/31/99      $ 13,184     $ 12,558     $ 13,737
  11/30/99      $ 13,270     $ 12,640     $ 13,883
  12/31/99      $ 13,161     $ 12,536     $ 13,779
 1/31/2000      $ 13,039     $ 12,419     $ 13,718
 2/29/2000      $ 13,200     $ 12,573     $ 13,877
 3/31/2000      $ 13,443     $ 12,805     $ 14,180
 4/30/2000      $ 13,353     $ 12,719     $ 14,096
 5/31/2000      $ 13,245     $ 12,616     $ 14,023
 6/30/2000      $ 13,585     $ 12,940     $ 14,395
 7/31/2000      $ 13,758     $ 13,104     $ 14,595
 8/31/2000      $ 13,996     $ 13,331     $ 14,819
 9/30/2000      $ 13,873     $ 13,214     $ 14,742
10/31/2000      $ 14,016     $ 13,350     $ 14,903
11/30/2000      $ 14,156     $ 13,483     $ 15,016
12/31/2000      $ 14,586     $ 13,893     $ 15,387
 1/31/2001      $ 14,640     $ 13,945     $ 15,540
 2/28/2001      $ 14,756     $ 14,055     $ 15,589
 3/31/2001      $ 14,836     $ 14,131     $ 15,730
 4/30/2001      $ 14,476     $ 13,789     $ 15,560
 5/31/2001      $ 14,650     $ 13,954     $ 15,728
 6/30/2001      $ 14,794     $ 14,091     $ 15,833
 7/31/2001      $ 15,141     $ 14,422     $ 16,067
 8/31/2001      $ 15,467     $ 14,732     $ 16,333
 9/30/2001      $ 15,323     $ 14,595     $ 16,277
10/31/2001      $ 15,593     $ 14,852     $ 16,471
11/30/2001      $ 15,262     $ 14,537     $ 16,332
12/31/2001      $ 15,058     $ 14,343     $ 16,177
 1/31/2002      $ 15,320     $ 14,592     $ 16,457
 2/28/2002      $ 15,546     $ 14,808     $ 16,655
 3/31/2002      $ 15,116     $ 14,398     $ 16,328
 4/30/2002      $ 15,476     $ 14,741     $ 16,646
 5/31/2002      $ 15,599     $ 14,858     $ 16,748
 6/30/2002      $ 15,759     $ 15,010     $ 16,926
 7/31/2002      $ 15,967     $ 15,208     $ 17,144
 8/31/2002      $ 16,152     $ 15,385     $ 17,350
 9/30/2002      $ 16,591     $ 15,803     $ 17,730
10/31/2002      $ 16,146     $ 15,379     $ 17,435
11/30/2002      $ 16,066     $ 15,303     $ 17,362
12/31/2002      $ 16,509     $ 15,725     $ 17,728
 1/31/2003      $ 16,377     $ 15,599     $ 17,684
 2/28/2003      $ 16,736     $ 15,941     $ 17,932
 3/31/2003      $ 16,701     $ 15,907     $ 17,942
 4/30/2003      $ 16,901     $ 16,098     $ 18,061
 5/31/2003      $ 17,474     $ 16,644     $ 18,483
 6/30/2003      $ 17,336     $ 16,512     $ 18,406
 7/31/2003      $ 16,447     $ 15,665     $ 17,762
 8/31/2003      $ 16,609     $ 15,820     $ 17,895
 9/30/2003      $ 17,252     $ 16,433     $ 18,421
10/31/2003      $ 17,107     $ 16,295     $ 18,329
11/30/2003      $ 17,357     $ 16,533     $ 18,519
12/31/2003      $ 17,522     $ 16,690     $ 18,673
 1/31/2004      $ 17,597     $ 16,761     $ 18,780
 2/29/2004      $ 17,954     $ 17,102     $ 19,061
 3/31/2004      $ 17,784     $ 16,939     $ 18,995
 4/30/2004      $ 17,238     $ 16,419     $ 18,544
 5/31/2004      $ 17,161     $ 16,346     $ 18,478

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 05/31/04 (%)

SHARE CLASS                                     A                         B                         C
--------------------------------------------------------------------------------------------------------------
INCEPTION                                   10/01/84                  05/05/92                  08/01/97
--------------------------------------------------------------------------------------------------------------
SALES CHARGE                           WITHOUT       WITH        WITHOUT       WITH         WITHOUT      WITH
6-month (cumulative)                    -1.07        -5.77        -1.45        -6.29        -1.37        -2.34
1-year                                  -1.74        -6.40        -2.47        -7.18        -2.32        -3.27
5-year                                   4.42         3.41         3.65         3.31         3.80         3.80
10-year                                  5.55         5.04         4.76         4.76         4.87         4.87

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)

SHARE CLASS                                     A                         B                         C
--------------------------------------------------------------------------------------------------------------
SALES CHARGE                           WITHOUT       WITH        WITHOUT       WITH         WITHOUT      WITH
6-month (cumulative)                     3.08        -1.81         2.70        -2.30         2.78         1.78
1-year                                   6.50         1.44         5.71         0.71         5.86         4.86
5-year                                   5.06         4.04         4.28         3.94         4.43         4.43
10-year                                  6.03         5.52         5.25         5.25         5.35         5.35

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through the first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0% and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on October 1, 1984, class B shares were initially offered on May 5, 1992 and class C shares were initially offered on August 1, 1997.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 06/01/94 - 05/31/04 ($)

SALES CHARGE                      WITHOUT       WITH
Class A                            17,161      16,346
Class B                            15,928      15,928
Class C                            16,087      16,087

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

ECONOMIC UPDATE

                                                        COLUMBIA TAX-EXEMPT FUND

The US economy moved ahead at a steady pace during the six-month period that began December 1, 2003 and ended May 31, 2004. Annualized gross domestic product for the period was slightly higher than 4.0%--comfortably above the economy's long-term average growth rate of 3.0%. Inflation edged up as energy prices rose, but remained relatively low.

Consumer confidence was generally strong going into the period, but sluggish job growth put a damper on confidence early in 2004. However, consumer spending on retail goods and autos remained strong, and the housing market continued to soar. When nearly a million new jobs were added to the economy between March and May, consumer confidence moved higher again and buoyed the outlook for the economy in the second half of the year.

The business sector also showed signs of improvement during the period. Industrial production registered steady gains. Business spending on technology and capital equipment also picked up.

BOND PERFORMANCE VARIED ACROSS SECTORS

Although the US bond market began the period with modest gains, they were whittled away as the economy strengthened and the employment picture brightened. At the prospect of higher short-term interest rates, which the Federal Reserve Board signaled it was prepared to raise, investment-grade bond prices fell and the yield on the 10-year US Treasury bond rose sharply in the final two months of the period. The Lehman Brothers Aggregate Bond Index, a broad measure of investment-grade bond performance, gained only 0.60% for the six-month period. The high-yield bond sector, which historically has been less vulnerable to the threat of higher interest rates than other fixed-income sectors, managed to hold onto more of its gains. The six-month return for the Merrill Lynch US High Yield, Cash Pay Index was 2.19%.

Money market yields remained below 1% as the Federal Reserve Board kept short-term interest rates at their historical lows. However, the period ended with the expectation that these key interest rates are likely to move higher now that the economy appears to be on solid ground.

US, FOREIGN STOCKS HEADED HIGHER

The US stock market snapped a three-year losing streak in 2003. However, returns slowed early in 2004 in response to a mixed job outlook. When job growth was disappointing in January and February, investors worried about the economic recovery. Then, when job numbers soared from March through May, they became concerned about interest rates. Renewed fears about terrorism also weighed on investor confidence. The S&P 500 Index returned 6.79% for this six-month period. In general, small and mid-cap stocks performed better than large-cap stocks. However, large-cap stocks held up better when stocks retreated in the second half of the period. Value stocks edged out growth stocks, as measured by the Russell indices, but the margin of difference between the two style groups was slight. And growth stocks held up slightly better than value stocks as the market retreated.

Foreign stock markets did better than the US stock market as investors anticipated a more robust pick-up in economic growth. The MSCI EAFE Index, a broad measure of performance of 21 developed equity markets in Europe, Australasia (which includes Australia and New Zealand) and the Far East, returned 10.32% for the period.

[SIDENOTE]

SUMMARY

FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2004

- STOCK MARKETS AROUND THE WORLD BENEFITED FROM A PICK-UP IN ECONOMIC GROWTH, BUT MOST OF THE GAINS FOR THE PERIOD WERE REPORTED IN 2003. BOTH THE S&P 500 INDEX AND THE MSCI EAFE INDEX POSTED SOLID RETURNS DESPITE WEAKNESS NEAR THE END OF THE PERIOD.

[CHART]

S&P INDEX                       6.79%

MSCI INDEX                     10.32%

- PERFORMANCE IN THE FIXED-INCOME UNIVERSE WAS LED BY HIGH-YIELD BONDS, WHICH RETURNED 2.19% AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX. INVESTMENT GRADE BONDS EKED OUT A 0.60% RETURN, AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. PERFORMANCE WAS HAMPERED BY THE THREAT OF HIGHER SHORT-TERM INTEREST RATES AHEAD.

[CHART]

MERRILL LYNCH INDEX             2.19%

LEHMAN INDEX                    0.60%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The MSCI EAFE Index is an unmanaged, market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

PORTFOLIO MANAGER'S REPORT

                                                        COLUMBIA TAX-EXEMPT FUND

For the six-month period ended May 31, 2004, Columbia Tax-Exempt Fund class A shares returned negative 1.07% without sales charge. In a period that was generally unfavorable for all sectors of the bond market, the fund's return fell short of its benchmark, the Lehman Brothers Municipal Bond Index, which returned negative 0.22%, as well as the average of its peer group, the Lipper General Municipal Debt Funds Category, which was negative 0.54%.(1)

RISING INTEREST RATES HURT THE FUND'S KEY HOLDINGS

Bond market returns were hurt by rising intermediate and long-term interest rates near the end of the period. The fund's return was further hampered by its exposure to non-callable and zero-coupon bonds. Because they are more sensitive to changing interest rates, these bonds detracted from performance during this six-month period as interest rates moved higher.

The fund's holdings of airline bonds also detracted from performance. Although United Airlines bonds performed well as the company reorganizes under the protection of bankruptcy, the fund's investment in the bonds of other airlines (Northwest Airlines, Continental Airlines, US Airways and Delta Air Lines) were hurt by rising oil prices, labor issues and increased competition.

We also believe the fund's duration was longer than the duration of its peer group, which detracted from performance when interest rates rose. Duration measures the fund's sensitivity to a given change in interest rates. Typically, we lengthen duration when we expect interest rates to fall (and shorten duration when we expect interest rates to rise). If we are right, our duration decisions can help performance. However, during this six-month period the fund's longer duration hurt performance because interest rates rose sharply--and somewhat unexpectedly--at the end of the period. Yields on high-grade municipal bonds maturing within 15 to 30 years generally ended the period 26 to 30 basis points higher than where they began. A basis point is one one-hundredth of a percent.

HIGH YIELD BONDS BOOSTED FUND'S INCOME

The fund benefited from its position in high-yield bonds. These bonds tend to be more sensitive to economic activity and less sensitive to changes in interest rates than higher quality municipal bonds. When yields rise on investment grade bonds, the prices of high-yield bonds tend not to fall as much. High-yield bonds historically have also provided additional income to the fund.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 05/31/04 ($)

Class A        13.17
Class B        13.17
Class C        13.17

DISTRIBUTIONS DECLARED PER SHARE 12/01/03 - 05/31/04 ($)

Class A        0.29
Class B        0.24
Class C        0.25

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions are from net investment income.

SEC YIELDS AS OF 05/31/04 (%)

Class A        4.12
Class B        3.59
Class C        3.73

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS AS OF 05/31/04 (%)

Class A        6.34
Class B        5.52
Class C        5.74

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

FOCUS ON INFLATION

We think the pace of inflation will be an important factor in determining how much the Federal Reserve Board (the Fed) raises short-term interest rates. Yields in the fixed-income markets rose at the end of the period in anticipation of several short-term rate increases totaling one and one-half percentage points by year end. However, we believe that this market move may have been exaggerated. If inflationary pressures are less strong in the coming months, the Fed may not have to raise rates as aggressively to achieve price stability. Given our outlook, we expect the fund's duration to remain long relative to its peers. We plan to continue to focus on high-grade, intermediate-maturity bonds with good call protection.

[PHOTO OF KIMBERLY A. CAMPBELL]

Kimberly Campbell has managed the Columbia Tax-Exempt Fund since May 2004, and served as a portfolio manager from January 2002 to March 2004. During the period March 2004 to April 2004, Ms. Campbell was on a leave of absence. She has been with the advisor and its predecessors since 1995.

/s/ Kimberly A. Campbell

Tax-exempt investing offers current tax-free income, but it also involves certain risks. The value of the fund shares will be affected by interest rate changes and the creditworthiness of issues held in the fund. Interest income from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations.

Investing in high-yield bonds involves greater credit risk and other risks not associated with investing in higher-quality bonds.

[SIDENOTE]

THE FUND BENEFITED FROM ITS HOLDINGS OF HIGH-YIELD BONDS, WHICH TEND TO BE LESS SENSITIVE TO CHANGES IN INTEREST RATES

HOLDINGS DISCUSSED IN THIS REPORT AS OF 05/31/04 (%)

United Airlines              0.2
Northwest Airlines           0.4
Continental Airlines         0.2
US Airways                   0.3
Delta Air Lines              0.1

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

FINANCIAL STATEMENTS

MAY 31, 2004                                            COLUMBIA TAX-EXEMPT FUND

                                        A GUIDE TO UNDERSTANDING YOUR FUND'S
                                        FINANCIAL STATEMENTS

               INVESTMENT PORTFOLIO     The investment portfolio details all of
                                        the fund's holdings and their market
                                        value as of the last day of the
                                        reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES     This statement details the fund's
                                        assets, liabilities, net assets and
                                        share price for each share class as of
                                        the last day of the reporting period.
                                        Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

            STATEMENT OF OPERATIONS     This statement details income earned by
                                        the fund and the expenses accrued by the fund during the reporting period. The
                                        Statement of Operations also shows any
                                        net gain or loss the fund realized on
                                        the sales of its holdings during the
                                        period, as well as any unrealized gains
                                        or losses recognized over the period.
                                        The total of these results represents
                                        the fund's net increase or decrease in
                                        net assets from operations.

 STATEMENT OF CHANGES IN NET ASSETS     This statement demonstrates how the
                                        fund's net assets were affected by its
                                        operating results, distributions to
                                        shareholders and shareholder
                                        transactions (e.g., subscriptions,
                                        redemptions and dividend reinvestments)
                                        during the reporting period. The
                                        Statement of Changes in Net Assets also
                                        details changes in the number of shares
                                        outstanding.

      NOTES TO FINANCIAL STATEMENTS     These notes disclose the organizational
                                        background of the fund, its significant
                                        accounting policies (including those
                                        surrounding security valuation, income
                                        recognition and distributions to
                                        shareholders), federal tax information,
                                        fees and compensation paid to affiliates and significant risks and contingencies.

               FINANCIAL HIGHLIGHTS     The financial highlights demonstrate how
                                        the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO
MAY 31, 2004 (UNAUDITED)                                COLUMBIA TAX-EXEMPT FUND

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 96.5%
EDUCATION - 3.4%
EDUCATION - 3.4%

       CA STATE EDUCATIONAL FACILITIES AUTHORITY    Loyola Marymount University, Series
                                                    2001:
                                                      (a) 10/01/17                                       2,525,000        1,298,027
                                                      (a) 10/01/20                                       1,000,000          423,330

                       IL UNIVERSITY OF ILLINOIS    Certificates of Participation, Utility
                                                    Infrastructure, Series 2001 A,
                                                      5.500% 08/15/18                                    2,000,000        2,239,280

          MA STATE HEALTH & EDUCATION FACILITIES    Massachusetts Institute of Technology:
                                       AUTHORITY
                                                    Series 2002 K,
                                                      5.500% 07/01/22                                    7,000,000        7,740,390
                                                    Series 2002 L,
                                                      5.000% 07/01/18                                    5,000,000        5,317,800
                                                    Tufts University,
                                                    Series 2002 J,
                                                      5.500% 08/15/17                                    2,895,000        3,220,543

              MA STATE INDUSTRIAL FINANCE AGENCY    Tabor Academy,
                                                    Series 1998,
                                                      5.400% 12/01/28                                    1,535,000        1,516,503

  MN STATE HIGHER EDUCATION FACILITIES AUTHORITY    College of Art & Design,
                                                    Series 2000 5-D,
                                                      6.750% 05/01/26                                      500,000          530,695

                      MN UNIVERSITY OF MINNESOTA    Series 1996 A,
                                                      5.750% 07/01/17                                    1,000,000        1,137,500
                                                    Series 1999 A,
                                                      5.500% 07/01/21                                    1,000,000        1,100,670

                    NY STATE DORMITORY AUTHORITY    New York University,
                                                    Series 1998 A,
                                                      5.750% 07/01/27                                   11,490,000       12,830,883

             VA STATE COLLEGE BUILDING AUTHORITY    Virginia Educational Facilities,
                                                    Washington & Lee University,
                                                    Series 2001,
                                                      5.375% 01/01/21                                    8,000,000        8,684,560

                  WV UNIVERSITY OF WEST VIRGINIA    Series 1998 A,
                                                      5.250% 04/01/28                                   10,000,000       10,380,800
                                                    Series 2000 A,
                                                      (a) 04/01/16                                       3,300,000        1,853,538

                                                                                                   Education Total       58,274,519
                                                                                                                      -------------
                                                                                                   EDUCATION TOTAL       58,274,519

                                              See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HEALTH CARE - 11.3%
CONGREGATE CARE RETIREMENT - 0.5%

           FL CAPITAL PROJECTS FINANCE AUTHORITY    Glenridge on Palmer Ranch,
                                                    Series 2002 A,
                                                      8.000% 06/01/32                                    4,000,000        3,932,880

            FL LEE COUNTY INDUSTRIAL DEVELOPMENT    Shell Point Village Project,
                                       AUTHORITY    Series 1999 A,
                                                      5.750% 11/15/15                                      250,000          256,235

            HI STATE DEPARTMENT BUDGET & FINANCE    Kahala Senior Living Community,
                                                    Series 2003 A,
                                                      7.875% 11/15/23                                    4,000,000        3,960,280

                                                                                                   Congregate Care
                                                                                                  Retirement Total        8,149,395
HEALTH SERVICES - 0.4%

             MA STATE DEVELOPMENT FINANCE AGENCY    Boston Biomedical Research Institute,
                                                    Series 1999,
                                                      5.650% 02/01/19                                    1,000,000          941,890

        WI STATE HEALTH & EDUCATIONAL FACILITIES    Marshfield Clinic, Series 1999,
                                       AUTHORITY      6.250% 02/15/29                                    5,600,000        6,051,864

                                                                                                   Health Services
                                                                                                             Total        6,993,754
HOSPITALS - 6.5%

            AZ STATE HEALTH FACILITIES AUTHORITY    Catholic Healthcare West,
                                                    Series 1999 A,
                                                      6.625% 07/01/20                                    7,000,000        7,607,880

               FL HILLSBOROUGH COUNTY INDUSTRIAL    Tampa General Hospital,
                            DEVELOPMENT HOSPITAL    Series 2003 A,
                                                      5.250% 10/01/24                                    3,200,000        3,087,360

    FL ORANGE COUNTY HEALTH FACILITIES AUTHORITY    Orlando Regional Healthcare System:
                                                    Series 1996 A,
                                                      6.250% 10/01/16                                    3,000,000        3,570,666
                                                    Series 1999,
                                                      6.000% 10/01/26                                    7,050,000        7,268,550
                                                    Series 2002,
                                                      5.750% 12/01/32                                    1,650,000        1,672,127

              FL WEST ORANGE HEALTHCARE DISTRICT    Series 2001 A,
                                                      5.650% 02/01/22                                    2,600,000        2,602,964

          IL STATE DEVELOPMENT FINANCE AUTHORITY    Adventist Health System,
                                                    Series 1999,
                                                      5.500% 11/15/20                                    2,950,000        2,985,902

            LA STATE PUBLIC FACILITIES AUTHORITY    Touro Infirmary,
                                                    Series 1999,
                                                      5.625% 08/15/29                                    9,440,000        9,283,013

See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HEALTH CARE - (CONTINUED)
HOSPITALS - (CONTINUED)

                   MA STATE HEALTH & EDUCATIONAL    South Shore Hospital,
                            FACILITIES AUTHORITY    Series 1999 F,
                                                      5.750% 07/01/29                                   10,500,000       10,608,885

        MD STATE HEALTH & EDUCATIONAL FACILITIES    University of Maryland Medical System,
                                       AUTHORITY    Series 2000,
                                                      6.750% 07/01/30                                    2,000,000        2,248,040

             MI CHIPPEWA COUNTY HOSPITAL FINANCE    County War Memorial Hospital,
                                       AUTHORITY    Series 1997 B,
                                                      5.625% 11/01/14                                      500,000          493,275

                             MI DICKINSON COUNTY    Series 1999,
                                                      5.700% 11/01/18                                    1,800,000        1,726,488

                                    MN ROCHESTER    Mayo Medical Center,
                                                    Series 1992 I,
                                                      5.900% 11/15/09                                      500,000          560,335

             MN ST. PAUL HOUSING & REDEVELOPMENT    HealthEast, Inc.:
                                       AUTHORITY    Series 1993 B,
                                                      6.625% 11/01/17                                      845,000          849,039
                                                    Series 1997 A,
                                                      5.500% 11/01/09                                      250,000          246,375

                                      MN WACONIA    Ridgeview Medical Center,
                                                    Series 1999 A,
                                                      6.125% 01/01/29                                    1,000,000        1,068,190

                MS MEDICAL CENTER BUILDING CORP.    University of Mississippi Medical Center,
                                                    Series 1998,
                                                      5.500% 12/01/23                                    9,550,000       10,352,582

              MT STATE HEALTH FACILITY AUTHORITY    Hospital Facilities,
                                                    Series 1994,
                                                      9.290% 02/25/25 (b)                                6,000,000        6,030,480

                NC STATE MEDICAL CARE COMMISSION    Gaston Health Care,
                                                    Series 1998,
                                                      5.000% 02/15/19                                      450,000          450,630
                                                    Stanly Memorial Hospital,
                                                    Series 1999,
                                                      6.375% 10/01/29                                      500,000          528,935
                                                    Wilson Memorial Hospital,
                                                    Series 1997,
                                                      (a) 11/01/14                                       1,380,000          850,604

            NH STATE HIGHER EDUCATIONAL & HEALTH    Series 1998,
                                                      5.800% 05/01/18                                    1,470,000        1,310,990

                                    NV HENDERSON    Catholic Healthcare West,
                                                    Series 1999 A,
                                                      6.750% 07/01/20                                    3,200,000        3,418,912

                                              See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HEALTH CARE - (CONTINUED)
HOSPITALS - (CONTINUED)

                    NY STATE DORMITORY AUTHORITY    Memorial Sloan Center,
                                                    Series 2003 1,
                                                      (a) 07/01/25                                       2,360,000          779,768

               OH HIGHLAND COUNTY JOINT TOWNSHIP    Series 1999,
                               HOSPITAL DISTRICT      6.750% 12/01/29                                    1,425,000        1,317,427

              TX HARRIS COUNTY HEALTH FACILITIES    Rites-PA 549
                           DEVELOPMENT AUTHORITY      9.050% 07/01/15 (b)                                9,000,000        9,756,540

        VA FAIRFAX COUNTY INDUSTRIAL DEVELOPMENT    Inova Health System,
                                       AUTHORITY    Series 1993 A,
                                                      5.000% 08/15/23                                   10,000,000       10,085,500

        VA HENRICO COUNTY INDUSTRIAL DEVELOPMENT    Bon Secours Health,
                                       AUTHORITY    Series 1996,
                                                      6.000% 08/15/16                                    5,000,000        5,743,450

        WI STATE HEALTH & EDUCATIONAL FACILITIES    Aurora Health Care,
                                       AUTHORITY    Series 2003,
                                                      6.400% 04/15/33                                    3,175,000        3,270,441

                                                    Wheaton Franciscan Services,
                                                    Series 2002,
                                                      5.750% 08/15/30                                    4,000,000        4,104,320

                                                                                                   Hospitals Total      113,879,668
INTERMEDIATE CARE FACILITIES - 0.7%

          IL STATE DEVELOPMENT FINANCE AUTHORITY    Hoosier Care, Inc.,
                                                    Series 1999 A,
                                                      7.125% 06/01/34                                    2,380,000        1,932,132

  IN STATE HEALTH FACILITIES FINANCING AUTHORITY    Hoosier Care, Inc.,
                                                    Series 1999 A,
                                                      7.125% 06/01/34                                    9,870,000        8,012,663

         PA STATE ECONOMIC DEVELOPMENT FINANCING    Northwestern Human Services, Inc.,
                                       AUTHORITY    Series 1998 A,
                                                      5.250% 06/01/14                                    2,000,000        1,591,900

                                                                                                 Intermediate Care
                                                                                                  Facilities Total       11,536,695
NURSING HOMES - 3.2%

             CA SAN DIEGO INDUSTRIAL DEVELOPMENT    Series 1986,
                                                      8.750% 12/01/16                                    4,500,000        4,119,255

          CO HEALTH FACILITIES AUTHORITY REVENUE    American Housing Funding I, Inc.,
                                                    Series 2003,
                                                      8.500% 12/01/31                                      915,000          862,854

                                       IA MARION    Health Care Facilities Revenue,
                                                      6.500% 01/01/29                                      470,000          421,035

See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HEALTH CARE - (CONTINUED)
NURSING HOMES - (CONTINUED)

                      IA STATE FINANCE AUTHORITY    Care Initiatives, Series 1998 B:
                                                      5.500% 07/01/08                                    1,190,000        1,173,316
                                                      5.750% 07/01/28                                    4,500,000        3,756,195

         IN GARY INDUSTRIAL ECONOMIC DEVELOPMENT    West Side Health Care Center,
                                                    Series 1987 A,
                                                      11.500% 10/01/17 (c)                               1,760,000          880,000

             MA STATE DEVELOPMENT FINANCE AGENCY    Woodlawn Manor, Inc.:
                                                    Series 2000 A,
                                                      7.750% 12/01/27                                    2,435,000        2,037,462
                                                    Series 2000 B,
                                                      11.657% 06/01/27 (c)                                 742,783          510,901

              MA STATE INDUSTRIAL FINANCE AGENCY    GF/Massachusetts, Inc.,
                                                    Series 1994,
                                                      8.300% 07/01/23                                   11,605,000       11,724,415

                    MI CHEBOYGAN COUNTY ECONOMIC    Metro Health Foundation Project,
                               DEVELOPMENT CORP.    Series 1993,
                                                      11.000% 11/01/22 (d)(e)                              600,000           78,000

        PA CAMBRIA COUNTY INDUSTRIAL DEVELOPMENT    Beverly Enterprises,
                                       AUTHORITY    Series 1987,
                                                      10.000% 06/18/12                                   1,200,000        1,334,760

        PA CHESTER COUNTY INDUSTRIAL DEVELOPMENT    Pennsylvania Nursing Home, Inc.,
                                                    Series 2002,
                                                      8.500% 05/01/32                                    6,470,000        6,162,222

                    PA DELAWARE COUNTY AUTHORITY    Main Line & Haverford Nursing,
                                                    Series 1992,
                                                      9.000% 08/01/22 (d)                                8,790,000        5,274,000

       PA LACKAWANNA COUNTY INDUSTRIAL AUTHORITY    Greenridge Nursing Center,
                                                    Series 1990,
                                                      10.500% 12/01/10                                   1,265,000        1,138,500

        PA LUZERNA COUNTY INDUSTRIAL DEVELOPMENT    Millville Nursing Center,
                                       AUTHORITY    Series 1990,
                                                      10.500% 12/01/12                                   2,815,000        2,533,500

                                              See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HEALTH CARE - (CONTINUED)
NURSING HOMES - (CONTINUED)

                 PA WASHINGTON COUNTY INDUSTRIAL    First Mortgage-AHF / Central Project,
                           DEVELOPMENT AUTHORITY    Series 2003,
                                                      6.500% 01/01/29                                    2,218,000        2,064,226

                      TN METROPOLITAN GOVERNMENT    Nashville & Davidson Counties Health &
                                                    Education Facilities, First Mortgage
                                                    - AHF Project,
                                                    Series 2003,
                                                      6.500% 01/01/29                                      508,000          472,780

              WA KITSAP COUNTY HOUSING AUTHORITY    Martha & Mary Nursing Home,
                                                    Series 1996,
                                                      7.100% 02/20/36                                   10,000,000       11,654,000

                                                                                               Nursing Homes Total       56,197,421
                                                                                                                      -------------
                                                                                                 HEALTH CARE TOTAL      196,756,933
HOUSING - 4.5%
ASSISTED LIVING/SENIOR - 1.2%

                                  DE KENT COUNTY    Heritage at Dover,
                                                    Series 1999, AMT,
                                                      7.625% 01/01/30                                    1,690,000        1,395,518

          IL STATE DEVELOPMENT FINANCE AUTHORITY    Care Institute, Inc.,
                                                    Series 1995,
                                                      8.250% 06/01/25                                    9,550,000        9,081,286

                                    MN ROSEVILLE    Care Institute, Inc.,
                                                    Series 1993,
                                                      7.750% 11/01/23 (c)                                3,275,000        2,128,750

                NC STATE MEDICAL CARE COMMISSION    DePaul Community Facilities Project,
                                                    Series 1999,
                                                      7.625% 11/01/29                                    2,160,000        2,200,198

    TX BELL COUNTY HEALTH FACILITIES DEVELOPMENT    Care Institutions, Inc.,
                                           CORP.    Series 1994,
                                                      9.000% 11/01/24                                    7,170,000        6,464,329

                                                                                            Assisted Living/Senior
                                                                                                             Total       21,270,081
MULTI-FAMILY - 2.8%

            CO STATE HEALTH FACILITIES AUTHORITY    Birchwood Manor,
                                                    Series 1991 A,
                                                      7.625% 04/01/26                                    1,835,000        1,838,468

     FL BROWARD COUNTY HOUSING FINANCE AUTHORITY    Chaves Lake Apartment Project,
                                                    Series 2000, AMT,
                                                      7.500% 07/01/40                                    6,425,000        6,298,428

                                                    Cross Keys Apartments,
                                                    Series 1998 A, AMT,
                                                      5.750% 10/01/28                                      990,000          992,515

See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HOUSING - (CONTINUED)
MULTI-FAMILY - (CONTINUED)

        FL CLAY COUNTY HOUSING FINANCE AUTHORITY    Madison Commons Apartments,
                                                    Series 2000 A, AMT,
                                                      7.450% 07/01/40                                    3,225,000        3,180,947

      FL ORANGE COUNTY HOUSING FINANCE AUTHORITY    Palms at Brentwood Apartments,
                                                    Series 1998 K,
                                                      6.500% 12/01/34                                    8,065,000        6,466,114

                  FL STATE HOUSING FINANCE CORP.    Sunset Place Apartments,
                                                    Series 1999 K-1,
                                                      6.000% 10/01/19                                      150,000          156,213

                                   IL CARBONDALE    Mill Street Apartments,
                                                    Series 1979,
                                                      7.375% 09/01/20                                      712,078          705,584

                      MN DAKOTA COUNTY HOUSING &    Series 1999:
                         REDEVELOPMENT AUTHORITY      6.000% 11/01/09                                      150,000          141,366
                                                      6.250% 05/01/29                                    5,180,000        4,797,871

         MN GRAND RAPIDS HOUSING & REDEVELOPMENT    Lakeshore Forest Park Apartments,
                                       AUTHORITY    Series 1999 B,
                                                      5.700% 10/01/29                                      500,000          424,370

                                    MN LAKEVILLE    Southfork Apartment Project,
                                                    Series 1989 A,
                                                      9.875% 02/01/20                                      200,000          200,404

                                  MN MINNEAPOLIS    Riverplace Project,
                                                    Series 1987 A,
                                                      7.100% 01/01/20                                      170,000          170,180

             MN ROBBINSDALE ECONOMIC DEVELOPMENT    Series 1999 A,
                                       AUTHORITY      6.875% 01/01/26                                      250,000          224,133

                  MN WASHINGTON COUNTY HOUSING &    Cottages of Aspen,
                         REDEVELOPMENT AUTHORITY    Series 1992, AMT,
                                                      9.250% 06/01/22                                    1,935,000        1,978,228

                              MN WHITE BEAR LAKE    Birch Lake Townhome Project:
                                                    Series 1989 A,
                                                      9.750% 07/15/19                                    2,385,000        2,385,620
                                                    Series 1989 B, AMT,
                                                      (a) 07/15/19                                         266,000          129,646

         MO ST. LOUIS AREA HOUSING FINANCE CORP.    Wellington Arms III,
                                                    Series 1979,
                                                      7.500% 01/01/21                                    1,743,466        1,685,687

                 NC STATE HOUSING FINANCE AGENCY    Series 1994 F,
                                                      6.600% 07/01/17                                    1,100,000        1,123,276

                                              See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HOUSING - (CONTINUED)
MULTI-FAMILY - (CONTINUED)

              NE OMAHA HOUSING DEVELOPMENT CORP.    Mortgage Notes, North Omaha Homes,
                                                    Series 1979,
                                                      7.375% 03/01/21 (c)                                  123,732          116,869

               NY NYACK HOUSING ASSISTANCE CORP.    Nyack Plaza Apartments,
                                                    Series 1979,
                                                      7.375% 06/01/21                                    1,869,975        1,812,211

                          RESOLUTION TRUST CORP.    Pass Through Certificates,
                                                    Series 1993 A,
                                                      8.500% 12/01/16                                    6,615,223        6,341,088

                    TN Franklin Industrial Board    Landings Apartment Project,
                                                    Series 1996 B,
                                                      8.750% 04/01/27                                    3,210,000        3,285,467

           VA ALEXANDRIA REDEVELOPMENT & HOUSING    Courthouse Commons Apartments:
                                       AUTHORITY    Series 1990 A, AMT,
                                                      10.000% 01/01/21 (e)                                 760,000          652,179
                                                    Series 1990 B, AMT,
                                                      (a) 01/01/21 (e)                                     845,000        1,136,187

       VA FAIRFAX COUNTY REDEVELOPMENT & HOUSING    Mt. Vernon Apartments,
                                       AUTHORITY    Series 1995 A,
                                                      6.625% 09/20/20                                    1,500,000        1,547,145

           WY ROCK SPRINGS HOUSING FINANCE CORP.    Bicentennial Association II,
                                                    Series 1979,
                                                      7.360% 05/01/20                                      961,403          980,362

                                                                                                Multi-Family Total       48,770,558
SINGLE FAMILY - 0.5%

              CA STATE HOUSING FINANCE AUTHORITY    Series 1984 B,
                                                      (a) 08/01/16                                         325,000           85,225

              CO STATE HOUSING FINANCE AUTHORITY    Single Family Housing,
                                                    Series 1996 B-1, AMT,
                                                      7.650% 11/01/26                                      215,000          219,091

                               FL BREVARD COUNTY    Single Family Mortgage,
                                                    Series 1985,
                                                      (a) 04/01/17                                         660,000          180,022

                               FL BROWARD COUNTY    Housing Finance Authority,
                                                    Series 1995, AMT,
                                                      6.700% 02/01/28                                      425,000          431,158

         FL LEE COUNTY HOUSING FINANCE AUTHORITY    Series 1996 A-1, AMT,
                                                      7.350% 03/01/27                                      700,000          723,030
                                                    Series 1998 A-2, AMT,
                                                      6.300% 03/01/29                                      450,000          461,138

See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HOUSING - (CONTINUED)
SINGLE FAMILY - (CONTINUED)

               FL MANATEE COUNTY HOUSING FINANCE    Series 1996 1, AMT,
                                       AUTHORITY      7.450% 05/01/27                                      375,000          393,904

                                      IL CHICAGO    Single Family Mortgage,
                                                    Series 1996 B, AMT,
                                                      7.625% 09/01/27                                      260,000          263,819
                                                    Series 1997 A, AMT,
                                                      7.250% 09/01/28                                      275,000          276,988

                 MA STATE HOUSING FINANCE AGENCY    Series 1992 21, AMT,
                                                      7.125% 06/01/25                                    2,060,000        2,061,318

                   MN CHICAGO & STEARNS COUNTIES    Series 1994 B, AMT,
                                                      7.050% 09/01/27                                       80,000           82,297

        MN DAKOTA COUNTY HOUSING & REDEVELOPMENT    Series 1986,
                                       AUTHORITY      7.200% 12/01/09                                       10,000           10,036

                 NC STATE HOUSING FINANCE AGENCY    Series 1998, AMT,
                                                      5.250% 03/01/17                                      455,000          464,241

             NM STATE MORTGAGE FINANCE AUTHORITY    Series 1999 D-2, AMT,
                                                      6.750% 09/01/29                                    2,605,000        2,793,029

                 OK STATE HOUSING FINANCE AGENCY    Series 1999 B-1,
                                                      6.800% 09/01/16                                      415,000          417,731

                OR STATE DEPARTMENT OF HOUSING &    Series 1997 E,
                              COMMUNITY SERVICES      5.150% 07/01/13                                      155,000          161,005
                                                    Series 1998 A,
                                                      5.150% 07/01/15                                       60,000           62,013

                                                                                               Single Family Total        9,086,045
                                                                                                                       ------------
                                                                                                     HOUSING TOTAL       79,126,684
INDUSTRIAL - 2.1%
FOOD PRODUCTS - 0.7%

         FL HENDRY COUNTY INDUSTRIAL DEVELOPMENT    Savannah Foods & Industries,
                                       AUTHORITY    Series 1992, AMT,
                                                      6.400% 03/01/17 (e)                                1,500,000        1,397,040

           GA CARTERSVILLE DEVELOPMENT AUTHORITY    Anheuser-Busch Companies, Inc.,
                                                    Series 2002, AMT,
                                                      5.950% 02/01/32                                    3,000,000        3,073,710

     MI STATE STRATEGIC FUND, MICHIGAN SUGAR CO.    Carollton Project:
                                                    Series 1998 C, AMT,
                                                      6.550% 11/01/25 (e)                                3,450,000        2,985,975
                                                    Imperial Holly Corp.,
                                                    Series 1998 B,
                                                      6.450% 11/01/25 (e)                                2,800,000        2,394,560

                                              See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
INDUSTRIAL - (CONTINUED)
FOOD PRODUCTS - (CONTINUED)

                                                    Sebewang Project, Imperial Holly Corp.,
                                                    Series 1998 A,
                                                      6.250% 11/01/15 (e)                                2,250,000        2,101,343

                                                                                               Food Products Total       11,952,628
FOREST PRODUCTS - 0.5%

                FL ESCAMBIA COUNTY ENVIRONMENTAL    Series 2003 A, AMT,
                             IMPROVEMENT REVENUE      5.750% 11/01/27                                    2,200,000        2,123,132

                                 IA CEDAR RAPIDS    Weyerhaeuser Co. Project,
                                                    Series 1984,
                                                      9.000% 08/01/14                                    1,000,000        1,167,870

                          MN INTERNATIONAL FALLS    Boise Cascade Corp.,
                                                    Series 1999, AMT,
                                                      6.850% 12/01/29                                    5,425,000        5,398,418

                                                                                             Forest Products Total        8,689,420
MANUFACTURING - 0.7%

           IL WILL-KANKAKEE REGIONAL DEVELOPMENT    Flanders Corp./Precisionaire Project,
                                       AUTHORITY    Series 1997, AMT,
                                                      6.500% 12/15/17                                    2,450,000        2,389,999

                    KS WICHITA AIRPORT AUTHORITY    Cessna Citation Service Center,
                                                    Series 2002 A, AMT,
                                                      6.250% 06/15/32                                    5,000,000        5,201,050

            MN ALEXANDRIA INDUSTRIAL DEVELOPMENT    Revenue Bonds, Seluemed Ltd. LLP
                                                    Project,
                                                    Series 1998, AMT,
                                                      5.850% 03/01/18                                      830,000          832,913

              MO STATE DEVELOPMENT FINANCE BOARD    Procter & Gamble Co.,
                                                    Series 1999, AMT,
                                                      5.200% 03/15/29                                    3,000,000        2,995,620

                                                                                               Manufacturing Total       11,419,582
METALS & MINING - 0.1%

      NV STATE DEPARTMENT OF BUSINESS & INDUSTRY    Wheeling-Pittsburgh Steel Corp.,
                                                    Series 1999 A, AMT,
                                                      8.000% 09/01/14 (f)                                1,280,323          975,401

          PA BUCKS COUNTY INDUSTRIAL DEVELOPMENT    Jorgensen Steel,
                                                    Series 1980,
                                                      9.000% 06/01/05                                    1,000,000        1,013,320

                                                                                             Metals & Mining Total        1,988,721
OIL & GAS - 0.1%

                     VI PUBLIC FINANCE AUTHORITY    Hovensa Refinery,
                                                    Series 2003, AMT,
                                                      6.125% 07/01/22                                    2,100,000        2,161,992

                                                                                                   Oil & Gas Total        2,161,992
                                                                                                                       ------------
                                                                                                  INDUSTRIAL TOTAL       36,212,343

See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
OTHER - 16.2%
OTHER - 0.7%

                   MA SPECIAL OBLIGATION REVENUE      5.500% 06/01/15                                    5,000,000        5,549,600

           NJ TOBACCO SETTLEMENT FINANCING CORP.    Series 2003,
                                                      6.750% 06/01/39                                    4,750,000        4,205,508

                   SC TOBACCO SETTLEMENT REVENUE    Series 2001 B,
                            MANAGEMENT AUTHORITY      6.375% 05/15/28                                    3,800,000        3,271,306

                                                                                                       Other Total       13,026,414
POOL/BOND BANK - 0.5%

                 FL STATE MUNICIPAL LOAN COUNCIL    Series 2000 A,
                                                      (a) 04/01/21                                       1,000,000          416,690

        IN INDIANAPOLIS LOCAL PUBLIC IMPROVEMENT    Series 1999 E,
                                       BOND BANK      (a) 02/01/24                                       7,400,000        2,477,298

         NY STATE ENVIRONMENTAL FACILITIES CORP.    New York City Municipal Water Project K,
                                                    Series 2002,
                                                      5.500% 06/15/17                                    4,795,000        5,359,803

                                                                                              Pool/Bond Bank Total        8,253,791
REFUNDED/ESCROWED (g) - 15.0%

                                    AK ANCHORAGE    Ice Rink Revenue,
                                                    Series 1998,
                                                      6.250% 01/01/12                                    1,770,000        1,964,311

       AZ MARICOPA COUNTY INDUSTRIAL DEVELOPMENT    Advantage Point,
                                       AUTHORITY    Series 1996 A,
                                                      6.625% 07/01/26                                    2,750,000        3,017,630
                                                    Single Family,
                                                    Series 1984,
                                                      (a) 02/01/16                                       4,500,000        2,574,720

           AZ PIMA COUNTY INDUSTRIAL DEVELOPMENT    Series 1989, AMT,
                                       AUTHORITY      8.200% 09/01/21                                   12,370,000       16,659,916

             CA PALMDALE COMMUNITY REDEVELOPMENT    Series 1986 A, AMT,
                                          AGENCY      8.000% 03/01/16                                    3,000,000        3,996,000
                                                    Series 1986 D, AMT,
                                                      8.000% 04/01/16                                    7,000,000        9,336,670

         CA PERRIS COMMUNITY FACILITIES DISTRICT    Series 1991 2-90,
                                                      8.750% 10/01/21                                    6,165,000        9,138,318

                                       CA POMONA    Series 1990 A,
                                                      7.600% 05/01/23                                   10,000,000       12,828,200

                             CA RIVERSIDE COUNTY    Series 1988, AMT,
                                                      8.300% 11/01/12                                   10,000,000       13,036,000

                                              See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
OTHER - (CONTINUED)
REFUNDED/ESCROWED (g) - (CONTINUED)

                                  CO MESA COUNTY    Series 1992,
                                                      (a) 12/01/11                                       5,905,000        4,343,364

                                    FL MELBOURNE    Series 2000 A,
                                                      (a) 10/01/19                                         600,000          279,162

                 FL ORLANDO UTILITIES COMMISSION    Water & Electric Revenue,
                                                    Series 1989 D,
                                                      6.750% 10/01/17                                    3,750,000        4,519,838

                              FL SEMINOLE COUNTY    Series 1992,
                                                      6.000% 10/01/19                                    1,030,000        1,203,555

               FL STATE MID-BAY BRIDGE AUTHORITY    Series 1991 A,
                                                      6.875% 10/01/22                                    2,000,000        2,516,960

               FL TAMPA BAY WATER UTILITY SYSTEM    Series 1991,
                                                      9.950% 10/01/29 (b)                                  500,000          637,270

            GA FORSYTH COUNTY HOSPITAL AUTHORITY    Georgia Baptist Healthcare System,
                                                    Series 1998,
                                                      6.000% 10/01/08                                      755,000          812,810

            ID STATE HEALTH FACILITIES AUTHORITY    IHC Hospitals, Inc.,
                                                    Series 1992,
                                                      6.650% 02/15/21                                    4,800,000        5,890,032

                      IL STATE SALES TAX REVENUE    Series 2002:
                                                      5.500% 06/15/15                                    5,000,000        5,532,400
                                                      6.000% 06/15/23                                    4,000,000        4,594,720

             MA STATE COLLEGE BUILDING AUTHORITY    Series 1999 A:
                                                      (a) 05/01/19                                       7,710,000        3,683,992
                                                      (a) 05/01/20                                       7,750,000        3,491,608

                     MA STATE TURNPIKE AUTHORITY    Series 1993 A:
                                                      5.000% 01/01/20                                   12,665,000       13,262,155
                                                      5.000% 01/01/20                                    3,610,000        3,780,212
                                                      5.125% 01/01/23                                    3,600,000        3,746,628

                             MI DICKINSON COUNTY    Memorial Hospital System,
                                                    Series 1994,
                                                      8.125% 11/01/24                                      550,000          576,010

         MI KALAMAZOO HOSPITAL FINANCE AUTHORITY    Borgess Medical Center,
                                                    Series 1994 A,
                                                      6.250% 06/01/14                                    1,000,000        1,179,550

                 MN DAKOTA & WASHINGTON COUNTIES    Series 1988, AMT,
               HOUSING & REDEVELOPMENT AUTHORITY      8.150% 09/01/16                                      235,000          316,073

See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
OTHER - (CONTINUED)
REFUNDED/ESCROWED (g) - (CONTINUED)

                         MN METROPOLITAN COUNCIL    Hubert H. Humphrey Metrodome,
                                                    Series 1992,
                                                      6.000% 10/01/09                                      300,000          304,560

                                     MN MOORHEAD    Series 1979,
                                                      7.100% 08/01/11                                       20,000           22,700

            MN WESTERN MINNESOTA MUNICIPAL POWER    Series 1983 A,
                                          AGENCY      9.750% 01/01/16                                    1,000,000        1,478,230

               NC EASTERN MUNICIPAL POWER AGENCY    Series 1987 A,
                                                      4.500% 01/01/24                                    1,750,000        1,715,473
                                                    Series 1991 A:
                                                      5.000% 01/01/21                                    8,735,000        9,051,382
                                                      6.500% 01/01/18                                    1,500,000        1,826,505

                               NC LINCOLN COUNTY    Lincoln County Hospital,
                                                    Series 1991,
                                                      9.000% 05/01/07                                      295,000          329,972

                NC STATE MEDICAL CARE COMMISSION    Annie Penn Memorial Hospital,
                                                    Series 1998,
                                                      5.375% 01/01/22                                      500,000          543,550

    NJ STATE TRANSPORTATION TRUST FUND AUTHORITY    Series 1995 B,
                                                      7.000% 06/15/12                                   10,135,000       12,418,821
                                                    Series 1999 A,
                                                      5.750% 06/15/20                                    3,150,000        3,512,156

                     NJ STATE TURNPIKE AUTHORITY    Series 1991 C,
                                                      6.500% 01/01/16                                   13,695,000       16,228,164

         NY TRIBOROUGH BRIDGE & TUNNEL AUTHORITY    Series 1992 Y:
                                                      5.500% 01/01/17                                    2,000,000        2,220,240
                                                      6.125% 01/01/21                                    8,500,000        9,909,555

          OK OKLAHOMA CITY INDUSTRIAL & CULTURAL    Hillcrest Health Center,
                                FACILITIES TRUST    Series 1988,
                                                      6.400% 08/01/14                                    4,320,000        4,874,299

        OR SAINT CHARLES MEMORIAL HOSPITAL, INC.    Series 1973 A,
                                                      6.750% 01/01/06                                       63,000           66,122

                  PA CONVENTION CENTER AUTHORITY    Series 1989 A,
                                                      6.000% 09/01/19                                   14,010,000       16,207,188

              SC PIEDMONT MUNICIPAL POWER AGENCY    Series 1988,
                                                      (a) 01/01/13                                      18,585,000       11,888,267
                                                    Series 1993,
                                                      5.375% 01/01/25                                    3,960,000        4,224,172

                                              See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
OTHER - (CONTINUED)
REFUNDED/ESCROWED (g) - (CONTINUED)

           TN SHELBY COUNTY, HEALTH, EDUCATION &    Open Arms Development Center:
                        HOUSING FACILITIES BOARD    Series 1992 A,
                                                      9.750% 08/01/19                                    3,720,000        4,565,110
                                                    Series 1992 C,
                                                      9.750% 08/01/19                                    3,715,000        4,547,011

        TX STATE RESEARCH LABORATORY, COMMISSION    Superconducting Super Collider,
                               FINANCE AUTHORITY    Series 1991,
                                                      6.950% 12/01/12                                   10,000,000       11,697,300

             WV STATE HOSPITAL FINANCE AUTHORITY    Charleston Medical Center,
                                                    Series 2000 A,
                                                      6.750% 09/01/30                                    8,800,000       10,495,848

                                                                                           Refunded/Escrowed Total      261,044,729
                                                                                                                       ------------
                                                                                                       OTHER TOTAL      282,324,934
OTHER REVENUE - 1.5%
HOTELS - 0.1%

        MA BOSTON INDUSTRIAL DEVELOPMENT FINANCE    Crosstown Center Project,
                                       AUTHORITY    Series 2002, AMT,
                                                      6.500% 09/01/35                                    3,000,000        2,891,100

                                                                                                      Hotels Total        2,891,100
RECREATION - 1.2%

          CA AQUA CALIENTE BAND CAHUILLA INDIANS      6.000% 07/01/18                                    1,400,000        1,381,338

       CO METROPOLITAN FOOTBALL STADIUM DISTRICT    Series 1999 A,
                                                      (a) 01/01/11                                       3,650,000        2,780,278

                         FL CAPITAL TRUST AGENCY    Seminole Tribe Convention Center,
                                                    Series 2002 A,
                                                      10.000% 10/01/33 (f)                               7,500,000        9,022,050

                    IA STATE VISION SPECIAL FUND    Series 2001,
                                                      5.500% 02/15/18                                    5,920,000        6,571,851

           OR STATE DEPARTMENT OF ADMINISTRATIVE    State Parks Project,
                                        SERVICES    Series 1998 A,
                                                      4.750% 04/01/13                                      665,000          691,401

                                                                                                  Recreation Total       20,446,918
RETAIL - 0.2%

         NJ STATE ECONOMIC DEVELOPMENT AUTHORITY    Glimcher Properties LP Project,
                                                    Series 1998, AMT,
                                                      6.000% 11/01/28                                    3,400,000        3,423,664

                                                                                                      Retail Total        3,423,664
                                                                                                                       ------------
                                                                                               OTHER REVENUE TOTAL       26,761,682

See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
RESOURCE RECOVERY - 0.5%
DISPOSAL - 0.3%

                IL DEVELOPMENT FINANCE AUTHORITY    Waste Management, Inc.,
                                                    Series 1997, AMT,
                                                      5.050% 01/01/10                                    2,500,000        2,553,575

                         MI STATE STRATEGIC FUND    United Waste Systems, Inc.,
                                                    Series 1995, AMT,
                                                      5.200% 04/01/10                                      500,000          513,970

      NV STATE DEPARTMENT OF BUSINESS & INDUSTRY    Republic Services, Inc.,
                                                    Series 2003, AMT,
                                                      5.625% 12/01/26 (b)                                1,500,000        1,521,075

                                                                                                    Disposal Total        4,588,620
RESOURCE RECOVERY - 0.2%

      FL PALM BEACH COUNTY SOLID WASTE AUTHORITY    Series 1998 A,
                                                      (a) 10/01/12                                       1,855,000        1,296,255

              MA STATE INDUSTRIAL FINANCE AGENCY    Ogden Haverhill Project,
                                                    Series 1998 A, AMT,
                                                      5.400% 12/01/11                                    3,300,000        3,241,887

                                                                                           Resource Recovery Total        4,538,142
                                                                                                                        -----------
                                                                                           RESOURCE RECOVERY TOTAL        9,126,762
TAX-BACKED - 33.0%
LOCAL APPROPRIATED - 3.0%

             FL HILLSBOROUGH COUNTY SCHOOL BOARD    Series 1998 A,
                                                      5.500% 07/01/16                                    1,060,000        1,174,692

                   IL CHICAGO BOARD OF EDUCATION    General Obligation Lease Certificates,
                                                    Series 1992 A:
                                                      6.000% 01/01/20                                    8,000,000        9,178,320
                                                      6.250% 01/01/15                                    8,400,000        9,718,464

            IN BEECH GROVE SCHOOL BUILDING CORP.    Series 1996,
                                                      6.250% 07/05/16                                    2,265,000        2,646,902

            IN CROWN POINT SCHOOL BUILDING CORP.    Series 2000:
                                                      (a) 01/15/18                                       6,300,000        3,158,568
                                                      (a) 01/15/19                                       6,500,000        3,062,735

       MN HIBBING ECONOMIC DEVELOPMENT AUTHORITY    Series 1997,
                                                      6.400% 02/01/12                                      500,000          509,470

   MO ST. LOUIS INDUSTRIAL DEVELOPMENT AUTHORITY    St. Louis Convention Center,
                                                    Series 2000,
                                                      (a) 07/15/18                                       2,000,000          977,500

                              NC RANDOLPH COUNTY    Series 2000,
                                                      5.750% 06/01/22                                      250,000          281,825

                                              See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
LOCAL APPROPRIATED - (CONTINUED)

                                 NC ROWAN COUNTY    Justice Center Project,
                                                    Series 1992,
                                                      6.250% 12/01/07                                      355,000          382,985

            SC GREENVILLE COUNTY SCHOOL DISTRICT    Series 2002,
                                                      5.875% 12/01/17                                    8,000,000        8,730,320

                  TX CESAR E. CHAVEZ HIGH SCHOOL    Series 1998 A:
                                                      (a) 09/15/18                                       3,885,000        1,870,045
                                                      (a) 09/15/20                                       3,885,000        1,645,880

                                      TX HOUSTON    Series 2000,
                                                      6.400% 06/01/27                                    5,000,000        5,558,150

          TX HOUSTON INDEPENDENT SCHOOL DISTRICT    Public Facilities Corp.:
                                                    Series 1998 A,
                                                      (a) 09/15/14                                       3,885,000        2,393,393
                                                    Series 1998 B,
                                                      (a) 09/15/15                                       2,000,000        1,157,500

                                                                                          Local Appropriated Total       52,446,749
LOCAL GENERAL OBLIGATIONS - 12.6%

                          AK NORTH SLOPE BOROUGH    Series 1999 B,
                                                      (a) 06/30/10                                      10,000,000        7,850,700
                                                    Series 2000 B,
                                                      (a) 06/30/10                                      18,000,000       14,137,020
                                                    Series 2001 A,
                                                      (a) 06/30/12                                      18,000,000       12,633,300

              CA BENICIA UNIFIED SCHOOL DISTRICT    Series 1997 A,
                                                      (a) 08/01/21                                       5,955,000        2,388,729

         CA CORONA-NORCO UNIFIED SCHOOL DISTRICT    Series 2001 C,
                                                      (a) 09/01/18                                       1,390,000          673,205

       CA GOLDEN WEST SCHOOL FINANCING AUTHORITY    Series 1999 A,
                                                      (a) 08/01/14                                       3,980,000        2,485,749

                   CA LOS ANGELES COUNTY SCHOOLS    Series 1999 A,
                                                      (a) 08/01/22                                       2,180,000          810,306

          CA LOS ANGELES UNIFIED SCHOOL DISTRICT    Series 2002,
                                                      5.750% 07/01/16                                    2,500,000        2,838,925

                 CA MODESTO HIGH SCHOOL DISTRICT    Series 2002 A,
                                                      (a) 08/01/17                                       2,500,000        1,295,900

          CA MORGAN HILL UNIFIED SCHOOL DISTRICT    Series 2002,
                                                      (a) 08/01/22                                       3,345,000        1,261,065

             CA SAN JUAN UNIFIED SCHOOL DISTRICT    Series 2001:
                                                      (a) 08/01/17                                       1,525,000          790,499
                                                      (a) 08/01/18                                       1,785,000          868,188

See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
LOCAL GENERAL OBLIGATIONS - (CONTINUED)

         CA VALLEJO CITY UNIFIED SCHOOL DISTRICT    Series 2002 A,
                                                      5.900% 02/01/20                                    1,000,000        1,144,960

    CA WEST CONTRA COSTA UNIFIED SCHOOL DISTRICT    Series 2001 B,
                                                      6.000% 08/01/24                                    1,855,000        2,132,638

      CO DOUGLAS COUNTY SCHOOL DISTRICT NO. RE-1    Series 1996,
                                                      7.000% 12/15/12                                    3,000,000        3,674,070

        CO EL PASO COUNTY SCHOOL DISTRICT NO. 11    Series 1988 A,
                                                      8.375% 03/25/19                                      178,673          183,294
                                                    Series 1996:
                                                      7.100% 12/01/16                                    2,105,000        2,655,647
                                                      7.125% 12/01/20                                    7,350,000        9,465,183

                GA FULTON COUNTY SCHOOL DISTRICT    Series 1998,
                                                      5.500% 01/01/21                                    5,745,000        6,333,173

                             IL CHAMPAIGN COUNTY    Series 1999,
                                                      8.250% 01/01/23                                    1,420,000        1,973,303

                                      IL CHICAGO    Series 1999,
                                                      5.500% 01/01/23                                    7,500,000        8,150,250

                   IL CHICAGO BOARD OF EDUCATION    Series 1998 B-1:
                                                      (a) 12/01/10                                       3,905,000        3,007,514
                                                      (a) 12/01/13                                      13,400,000        8,689,230
                                                      (a) 12/01/21                                       6,500,000        2,558,855
                                                      (a) 12/01/22                                      25,200,000        9,271,584
                                                      (a) 12/01/23                                       7,500,000        2,572,950
                                                    Series 1999 A:
                                                      (a) 12/01/09                                       5,000,000        4,052,700
                                                      5.250% 12/01/17                                    5,000,000        5,397,550

          IL COLES & CUMBERLAND COUNTIES UNIFIED    Series 2000,
                                 SCHOOL DISTRICT      (a) 12/01/12                                       3,030,000        2,089,488

      IL DE KALB COUNTY COMMUNITY UNIFIED SCHOOL    Series 2001:
                                DISTRICT NO. 424      (a) 01/01/20                                       2,575,000        1,137,377
                                                      (a) 01/01/21                                       2,675,000        1,106,835

         IL DU PAGE COUNTY COMMUNITY HIGH SCHOOL    Series 1998:
                                 DISTRICT NO. 99      (a) 12/01/10                                       2,245,000        1,729,032
                                                      (a) 12/01/11                                       1,280,000          932,531

       IL LAKE & McHENRY COUNTIES UNIFIED SCHOOL    Series 1998:
                                        DISTRICT      (a) 02/01/09                                       2,355,000        1,997,134
                                                      (a) 02/01/10                                       2,060,000        1,660,339

           IL LAKE COUNTY SCHOOL DISTRICT NO. 56    Series 1997,
                                                      9.000% 01/01/17                                   10,440,000       14,792,854

                                              See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
LOCAL GENERAL OBLIGATIONS - (CONTINUED)

          IL STATE DEVELOPMENT FINANCE AUTHORITY    Elgin School District No. U46,
                                                    Series 2001,
                                                      (a) 01/01/16                                       2,660,000        1,502,315

           IL WILL COUNTY UNITED SCHOOL DISTRICT    Series 1999 B,
                                     NO. 365-UVY      (a) 11/01/18                                       1,470,000          704,953

       KS JOHNSON COUNTY UNIFIED SCHOOL DISTRICT    Series 2001 B,
                                           NO. 2      5.500% 09/01/17                                    6,545,000        7,296,824

                             KS WYANDOTTE COUNTY    Series 1998,
                                                      4.500% 09/01/28                                    2,900,000        2,656,922

                      MI HOLLAND SCHOOL DISTRICT    Series 1992,
                                                      (a) 05/01/17                                       1,190,000          632,521

               MI PAW PAW PUBLIC SCHOOL DISTRICT    Series 1998,
                                                      5.000% 05/01/25                                    1,020,000        1,033,219

              MI REDFORD UNIFIED SCHOOL DISTRICT    Series 1997,
                                                      5.000% 05/01/22                                      650,000          669,442

                      MI ST. JOHNS PUBLIC SCHOOL    Series 1998,
                                                      5.100% 05/01/25                                    1,790,000        1,836,468

        MI WILLIAMSTON COMMUNITY SCHOOL DISTRICT    Series 1996,
                                                      5.500% 05/01/25                                    1,725,000        1,854,737

                 MN ROSEMOUNT INDEPENDENT SCHOOL    Series 1994 B,
                                DISTRICT NO. 196      (a) 06/01/10                                         775,000          616,559

                NE OMAHA CONVENTION CENTER/ARENA    Series 2004,
                                                      5.250% 04/01/23                                    4,000,000        4,267,560

           OH PICKERINGTON LOCAL SCHOOL DISTRICT    Series 2001:
                                                      (a) 12/01/14                                       2,000,000        1,249,100
                                                      (a) 12/01/15                                       1,500,000          880,800

       OR MARION COUNTY SCHOOL DISTRICT NO. 103C    Series 1995 A,
                                                      6.000% 11/01/05                                      160,000          169,627

   OR TUALATIN HILLS PARKS & RECREATION DISTRICT    Series 1998,
                                                      5.750% 03/01/15                                    1,000,000        1,134,850

           OR WASHINGTON COUNTY, SCHOOL DISTRICT    Series 1998,
                                         NO. 48J      5.000% 08/01/17                                      400,000          412,060

              OR WASHINGTON, MULTNOMAH & YAMHILL    Series 1998,
                        COUNTIES SCHOOL DISTRICT      5.000% 11/01/14                                      900,000          974,646

             PA CORNWALL-LEBANON SCHOOL DISTRICT    Series 2001,
                                                      (a) 03/15/18                                       3,020,000        1,519,875

See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
LOCAL GENERAL OBLIGATIONS - (CONTINUED)

                          PA WESTMORELAND COUNTY    Series 2000 A,
                                                      (a) 06/01/13                                       3,000,000        2,026,980

                                  TN KNOX COUNTY    Series 2002,
                                                      5.500% 04/01/15                                    5,000,000        5,556,500

         TX DALLAS COUNTY FLOOD CONTROL DISTRICT    Series 2002,
                                                      7.250% 04/01/32                                    6,000,000        6,073,800

             TX HURST EULESS BEDFORD INDEPENDENT    Series 1998,
                                 SCHOOL DISTRICT      4.500% 08/15/25                                   16,000,000       14,666,080

       TX NORTH EAST INDEPENDENT SCHOOL DISTRICT    Series 1999,
                                                      4.500% 10/01/28                                    6,000,000        5,418,840

                            TX WILLIAMSON COUNTY    Series 2002:
                                                      5.500% 02/15/17                                    2,500,000        2,694,575
                                                      5.500% 02/15/19                                    2,195,000        2,348,452

            TX WYLIE INDEPENDENT SCHOOL DISTRICT    Series 2001,
                                                      (a) 08/15/21                                       3,000,000        1,200,900

          WA CLARK COUNTY SCHOOL DISTRICT NO. 37    Series 2001 C,
                                                      (a) 12/01/20                                       5,000,000        2,104,950

             WA KING & SNOHOMISH COUNTIES SCHOOL    Series 1998 B:
                                DISTRICT NO. 417      (a) 06/15/14                                       1,800,000        1,124,244
                                                      (a) 06/15/16                                       3,315,000        1,830,676

                                                                                   Local General Obligations Total      219,200,552
SPECIAL NON-PROPERTY TAX - 4.4%

                                FL NASSAU COUNTY    Series 2000,
                                                      (a) 03/01/19                                         595,000          282,964

                                        FL TAMPA    Series 1996,
                                                      (a) 04/01/21                                         900,000          377,559
                                                    Series 2001 B,
                                                      5.750% 10/01/15                                    5,000,000        5,683,600

                       FL TAMPA SPORTS AUTHORITY    Tampa Bay Arena Project,
                                                    Series 1995,
                                                      5.750% 10/01/25                                    2,500,000        2,779,150

                 MA BAY TRANSPORTATION AUTHORITY    Series 2003 A,
                                                      5.250% 07/01/19                                    4,800,000        5,185,584

                             MI STATE TRUNK LINE    Series 2004,
                                                      5.000% 11/01/19                                    1,025,000        1,081,529

                                              See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
SPECIAL NON-PROPERTY TAX - (CONTINUED)

      NY STATE LOCAL GOVERNMENT ASSISTANCE CORP.    Series 1993 C,
                                                      5.500% 04/01/17                                    3,800,000        4,167,346
                                                    Series 1993 E:
                                                      5.000% 04/01/21                                    2,655,000        2,759,368
                                                      5.250% 04/01/16                                   15,060,000       16,274,137

                  PR COMMONWEALTH OF PUERTO RICO    Series 1996 Z,
              HIGHWAY & TRANSPORTATION AUTHORITY      6.000% 07/01/18                                   10,000,000       11,678,100
                                                    Series 2002 E,
                                                      5.500% 07/01/14                                   10,000,000       11,292,700
                                                    Series 2003 AA:
                                                      5.500% 07/01/17                                    3,000,000        3,357,420
                                                      5.500% 07/01/20                                    4,000,000        4,449,480

       TX HARRIS COUNTY-HOUSTON SPORTS AUTHORITY    Series 2001 A:
                                                      (a) 11/15/14                                       3,905,000        2,388,884
                                                      (a) 11/15/15                                       3,975,000        2,282,048
                                                      (a) 11/15/16                                       4,040,000        2,181,438

                                                                                    Special Non-Property Tax Total       76,221,307
SPECIAL PROPERTY TAX - 0.8%

        CA HUNTINGTON BEACH COMMUNITY FACILITIES    Grand Coast Resort,
                                        DISTRICT    Series 2001,
                                                      6.450% 09/01/31                                    1,350,000        1,375,218

               CA SANTA MARGARITA WATER DISTRICT    Series 1999,
                                                      6.250% 09/01/29                                    4,200,000        4,263,924

          FL DOUBLE BRANCH COMMUNITY DEVELOPMENT    Special Assessment,
                                        DISTRICT    Series 2002,
                                                      6.700% 05/01/34                                    1,000,000        1,047,630

                    FL FLEMING ISLAND PLANTATION    Series 2000 A,
                  COMMUNITY DEVELOPMENT DISTRICT      6.300% 02/01/05                                       25,000           25,159

         FL HERITAGE PALMS COMMUNITY DEVELOPMENT    Series 1999,
                                        DISTRICT      6.250% 11/01/04                                      150,000          150,590
                                                    Series 1999 A,
                                                      6.750% 05/01/21                                      100,000          102,224

         FL LEXINGTON OAKS COMMUNITY DEVELOPMENT    Series 1998 A,
                                        DISTRICT      6.125% 05/01/19                                      515,000          519,666

            FL MAPLE RIDGE COMMUNITY DEVELOPMENT    Series 2000,
                                        DISTRICT      7.150% 05/01/31                                      195,000          208,502

                   FL NORTHERN PALM BEACH COUNTY    Series 1999,
                            IMPROVEMENT DISTRICT      6.000% 08/01/29                                      500,000          538,815

See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
SPECIAL PROPERTY TAX - (CONTINUED)

                                      FL ORLANDO    Conroy Road Interchange Project,
                                                    Series 1998 A,
                                                      5.800% 05/01/26                                      300,000          299,676

            FL STONEYBROOK COMMUNITY DEVELOPMENT    Series 1998 A,
                                        DISTRICT      6.100% 05/01/19                                      240,000          242,270
                                                    Series 1998 B,
                                                      5.700% 05/01/08                                      140,000          140,770

         FL VILLAGE CENTER COMMUNITY DEVELOPMENT    Series 1998 A,
                                        DISTRICT      5.500% 11/01/12                                      750,000          842,198

            FL WESTCHESTER COMMUNITY DEVELOPMENT    Special Assessment,
                                  DISTRICT NO. 1    Series 2003,
                                                      6.000% 05/01/23                                    2,000,000        1,999,320

           IL ILLINOIS SPORTS FACILITY AUTHORITY    Series 2001,
                                                      (a) 06/15/18                                       3,000,000        1,466,640

      MI ROMULUS TAX INCREMENT FINANCE AUTHORITY    Series 1994,
                                                      6.750% 11/01/19                                      500,000          520,360

                                                                                        Special Property Tax Total       13,742,962
STATE APPROPRIATED - 8.0%

                     CA STATE PUBLIC WORKS BOARD    Department of Mental Health Lease
                                                    Revenue,
                                                    Coalinga State Hospital,
                                                    Series A,
                                                      5.500% 06/01/15                                    3,000,000        3,229,590

                                        MI STATE    525 Redevco, Inc.,
                                                    Series 2000,
                                                      (a) 06/01/21                                       5,000,000        2,048,450

    NJ STATE TRANSPORTATION TRUST FUND AUTHORITY    Series 1995 B,
                                                      7.000% 06/15/12                                   16,865,000       20,537,016

        NY METROPOLITAN TRANSPORTATION AUTHORITY    New York Service Contract,
                                                    Series 2002,
                                                      5.500% 07/01/17                                    8,605,000        9,557,143

                    NY STATE DORMITORY AUTHORITY    Series 1993 A:
                                                      5.500% 05/15/19                                    2,350,000        2,606,573
                                                      6.000% 07/01/20                                    6,140,000        7,124,733
                                                    City University:
                                                    Series 1990 C,
                                                      7.500% 07/01/10                                   19,875,000       22,793,445
                                                    Series 1993 A,
                                                      6.000% 07/01/20                                   13,350,000       15,228,212
                                                    State University Facilities,
                                                    Series 1993 A,
                                                      5.875% 05/15/17                                   28,240,000       32,351,744

                                              See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
STATE APPROPRIATED - (CONTINUED)

                                                    State University of New York,
                                                    Series 1990 A,
                                                      7.500% 05/15/13                                    8,000,000       10,064,800

                  PR COMMONWEALTH OF PUERTO RICO    Public Finance Corp.:
                                                    Series 1998 A,
                                                      5.375% 06/01/17                                    5,000,000        5,531,250
                                                    Series 2002 E,
                                                      6.000% 08/01/26                                    2,700,000        2,997,270

                                        WA STATE    Series 2000 S-5,
                                                      (a) 01/01/19                                       5,000,000        2,353,300

                    WV STATE BUILDING COMMISSION    Series 1998 A,
                                                      5.375% 07/01/21                                    3,215,000        3,456,061

                                                                                          State Appropriated Total      139,879,587
STATE GENERAL OBLIGATIONS - 4.2%

                                        CA STATE    Series 2002:
                                                      6.000% 04/01/16                                    3,000,000        3,463,140
                                                      6.000% 04/01/18                                    3,000,000        3,483,270
                                                    Series 2003,
                                                      5.250% 02/01/23                                    3,000,000        3,003,300

     MA STATE COLLEGE BUILDING AUTHORITY PROJECT    Series 1994 A,
                                                      7.500% 05/01/11                                    1,500,000        1,844,730

                                        MA STATE    Series 2004 A,
                                                      5.250% 08/01/20                                    4,000,000        4,275,160

                                        NJ STATE    Series 2001 H,
                                                      5.250% 07/01/16                                   12,000,000       13,089,360

                                        NV STATE    Series 1992 A,
                                                      6.800% 07/01/12                                       60,000           60,251

                                        OR STATE    Series 1980,
                                                      7.250% 01/01/07                                      100,000          111,813
                                                    Series 1980 LXII,
                                                      9.200% 04/01/08                                      180,000          220,491
                                                    Series 1980 LXIII,
                                                      8.250% 01/01/07                                      200,000          228,516
                                                    Series 1992 B,
                                                      6.000% 08/01/04                                        5,000            5,041
                                                    Series 1997 76A,
                                                      5.550% 04/01/09                                       45,000           47,653

                  PR COMMONWEALTH OF PUERTO RICO    Series 1996,
                                                      6.500% 07/01/15                                    2,650,000        3,201,598
                                                    Series 2001,
                                                      5.500% 07/01/17                                   13,130,000       14,694,308

See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
STATE GENERAL OBLIGATIONS - (CONTINUED)

                                                    Highway & Transportation
                                                    Authority:
                                                    Series 1998 A:
                                                      5.500% 07/01/12                                      300,000          338,235
                                                      5.500% 07/01/14                                      310,000          350,074
                                                    Series 2003 AA,
                                                      5.500% 07/01/19                                    3,000,000        3,346,920
                                                    Public Finance Corp.,
                                                    Series 1998 A,
                                                      5.125% 06/01/24                                    3,000,000        3,156,180
                                                    Public Import:
                                                    Series 2001 A:
                                                      5.500% 07/01/16                                    2,420,000        2,713,352
                                                      5.500% 07/01/21                                    4,500,000        4,981,185
                                                    Series 2002 A:
                                                      5.500% 07/01/19                                    7,000,000        7,809,480

               TX STATE PUBLIC FINANCE AUTHORITY    Series 1997,
                                                      (a) 10/01/13                                       4,000,000        2,629,120

                                                                                   State General Obligations Total       73,053,177
                                                                                                                       ------------
                                                                                                  TAX-BACKED TOTAL      574,544,334
TRANSPORTATION - 8.2%
AIR TRANSPORTATION - 1.3%

                CA LOS ANGELES REGIONAL AIRPORTS    Series 2002 C, AMT,
                                     IMPROVEMENT      7.500% 12/01/24 (b)                                  750,000          642,578

         IL CHICAGO O'HARE INTERNATIONAL AIRPORT    United Airlines, Inc.:
                                                    Series 1999 A,
                                                      5.350% 09/01/16 (d)                                4,100,000        1,176,372
                                                    Series 2000 A, AMT,
                                                      6.750% 11/01/11 (d)                                7,850,000        2,612,873

                  KY KENTON COUNTY AIRPORT BOARD    Delta Air Lines, Inc.,
                                                    Series 1992 A, AMT,
                                                      7.500% 02/01/20                                    2,000,000        1,542,000

          MN MINNEAPOLIS & ST. PAUL METROPOLITAN    Special Facilities Northwest
                             AIRPORTS COMMISSION    Airlines:
                                                    Series 2001 A, AMT,
                                                      7.000% 04/01/25                                    6,500,000        5,739,305
                                                    Series 2001 B, AMT,
                                                      6.500% 04/01/25 (b)                                2,000,000        1,912,440

                                    NC CHARLOTTE    US Airways, Inc.:
                                                    Series 1998, AMT,
                                                      5.600% 07/01/27                                    3,300,000        1,765,500
                                                    Series 2000, AMT,
                                                      7.750% 02/01/28                                    5,750,000        4,109,698

                                              See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TRANSPORTATION - (CONTINUED)
AIR TRANSPORTATION - (CONTINUED)

         NJ STATE ECONOMIC DEVELOPMENT AUTHORITY    Continental Airlines, Inc.,
                                                    Series 1999, AMT:
                                                      6.250% 09/15/19                                    1,300,000        1,035,645
                                                      6.400% 09/15/23                                    4,000,000        3,139,640

                                                                                          Air Transportation Total       23,676,051
AIRPORTS - 0.4%

                         MA STATE PORT AUTHORITY    Series 1999:
                                                      10.000% 07/01/29 (b)(e)                            2,500,000        2,777,475
                                                      AMT, 10.490% 01/01/21 (b)                          1,500,000        1,685,655

                                    NC CHARLOTTE    Series 1999, AMT,
                                                      10.780% 06/15/22 (b)(e)                            2,000,000        2,288,360

                                                                                                    Airports Total        6,751,490
PORTS - 0.1%

                                  FL DADE COUNTY    Series 1995,
                                                      6.200% 10/01/09                                    1,000,000        1,139,020

                                                                                                       Ports Total        1,139,020
TOLL FACILITIES - 5.7%

    CA SAN JOAQUIN HILLS TRANSPORTATION CORRIDOR    Series 1997 A,
                                          AGENCY      (a) 01/15/14                                      14,450,000        9,272,565

               CO E-470 PUBLIC HIGHWAY AUTHORITY    Series 1997 B:
                                                      (a) 09/01/11                                      17,685,000       13,035,614
                                                      (a) 09/01/22                                       6,515,000        2,414,980
                                                    Series 2000 B,
                                                      (a) 09/01/18                                      14,000,000        6,781,460

                     MA STATE TURNPIKE AUTHORITY    Series 1997 A,
                                                      (a) 01/01/24                                       7,000,000        2,436,490
                                                    Series 1997 C:
                                                      (a) 01/01/18                                       4,700,000        2,395,731
                                                      (a) 01/01/20                                      15,000,000        6,757,650

                     NJ STATE TURNPIKE AUTHORITY    Series 1991 C,
                                                      6.500% 01/01/16                                   12,305,000       14,635,813

         NY TRIBOROUGH BRIDGE & TUNNEL AUTHORITY    Series 1992,
                                                      6.125% 01/01/21                                    7,000,000        8,160,810
                                                    Series 2002:
                                                      5.500% 11/15/18                                    4,950,000        5,528,012
                                                      5.500% 11/15/20                                    1,875,000        2,084,419

                    OH STATE TURNPIKE COMMISSION    Series 1998 A,
                                                      5.500% 02/15/24                                    7,000,000        7,600,810

See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TRANSPORTATION - (CONTINUED)
TOLL FACILITIES - (CONTINUED)

                  PR COMMONWEALTH OF PUERTO RICO    Series 2002 E,
              HIGHWAY & TRANSPORTATION AUTHORITY      5.500% 07/01/17                                    5,400,000        6,043,356

                     TX STATE TURNPIKE AUTHORITY    Central Texas Capital
                                                    Appreciation,
                                                    Series 2002 A,
                                                      (a) 08/15/18                                      10,000,000        4,847,400

              VA RICHMOND METROPOLITAN AUTHORITY    Series 1998,
                                                      5.250% 07/15/22                                    6,700,000        7,154,394

                                                                                             Toll Facilities Total       99,149,504
TRANSPORTATION - 0.7%

         CA SAN FRANCISCO BAY AREA RAPID TRANSIT    Series 1999,
                                        DISTRICT      9.460% 07/01/26 (b)(e)                             5,000,000        5,528,850

      NV STATE DEPARTMENT OF BUSINESS & INDUSTRY    Las Vegas Monorail Project,
                                                    Series 2000:
                                                      7.375% 01/01/30                                    1,000,000          991,150
                                                      7.375% 01/01/40                                    3,000,000        2,934,930

           OH TOLEDO-LUCAS COUNTY PORT AUTHORITY    CSX Transportation, Inc.,
                                                    Series 1992,
                                                      6.450% 12/15/21                                    1,950,000        2,104,694

                                                                                              Transportation Total       11,559,624
                                                                                                                       ------------
                                                                                              TRANSPORTATION TOTAL      142,275,689
UTILITY - 15.8%
INDEPENDENT POWER PRODUCERS - 1.4%

          MI MIDLAND COUNTY ECONOMIC DEVELOPMENT    Series 2000, AMT,
                                           CORP.      6.875% 07/23/09                                      200,000          206,350

      NY PORT AUTHORITY OF NEW YORK & NEW JERSEY    KIAC Partners, Series 1996
                                                    IV, AMT:
                                                      6.750% 10/01/11                                    1,500,000        1,543,155
                                                      6.750% 10/01/19                                    7,000,000        7,081,760

        NY SUFFOLK COUNTY INDUSTRIAL DEVELOPMENT    Nissequogue Cogen Partners,
                                          AGENCY    Series 1998, AMT,
                                                      5.500% 01/01/23                                    6,800,000        6,212,752

               PA ECONOMIC DEVELOPMENT FINANCING    Colver Project,
                                       AUTHORITY    Series 1994 D, AMT,
                                                      7.150% 12/01/18                                    5,750,000        5,930,033

      PR COMMONWEALTH OF PUERTO RICO INDUSTRIAL,
            EDUCATIONAL, MEDICAL & ENVIRONMENTAL    AES Project,
                         COGENERATION FACILITIES    Series 2000, AMT,
                                                      6.625% 06/01/26                                    2,775,000        2,875,427

                                                                                 Independent Power Producers Total       23,849,477

                                              See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
UTILITY - (CONTINUED)
INVESTOR OWNED - 3.2%

           AZ PIMA COUNTY INDUSTRIAL DEVELOPMENT    Tucson Electric Power Co.,
                                       AUTHORITY    Series 1997 A, AMT,
                                                      6.100% 09/01/25                                    2,000,000        1,879,200

                                   IN PETERSBURG    Indiana Power & Light Co.:
                                                    Series 1993 B,
                                                      5.400% 08/01/17                                    5,000,000        5,391,600
                                                    Series 1995 C, AMT,
                                                      5.950% 12/01/29                                    3,500,000        3,469,585

          IN STATE DEVELOPMENT FINANCE AUTHORITY    Series 1999, AMT,
                                                      5.950% 08/01/30                                    4,000,000        4,019,240

        MI ST. CLAIR COUNTY ECONOMIC DEVELOPMENT    Detroit Edison Co.,
                                           CORP.    Series 1993 AA,
                                                      6.400% 08/01/24                                    2,000,000        2,260,880

                         MI STATE STRATEGIC FUND    Detroit Edison Co.,
                                                    Series 1991 BB,
                                                      7.000% 05/01/21                                    2,505,000        3,135,208

            MT CITY OF FORSYTH POLLUTION CONTROL    Series 1998 A,
                                                      5.200% 05/01/33 (b)                                1,450,000        1,506,739

          NY STATE ENERGY RESEARCH & DEVELOPMENT    Brooklyn Union Gas Co.,
                                       AUTHORITY    Series 1993, IFRN,
                                                      11.350% 04/01/20 (b)                              13,000,000       15,874,300

                       TX BRAZOS RIVER AUTHORITY    Pollution Control:
                                                    Series 1999 B, AMT,
                                                      6.750% 09/01/34 (b)                               10,000,000       11,161,700
                                                    Series 2001 C, AMT,
                                                      5.750% 05/01/36 (b)                                2,000,000        2,094,900
                                                    Series 2003 D,
                                                      5.400% 10/01/29 (b)                                2,000,000        2,047,620

               VA CHESTERFIELD COUNTY INDUSTRIAL    Pollution Control Revenue,
                           DEVELOPMENT AUTHORITY    Virginia Electric & Power Co.,
                                                    Series 1987 B,
                                                      5.875% 06/01/17                                    1,250,000        1,329,038

                 WY LINCOLN COUNTY ENVIRONMENTAL    Pacificorp Project,
                                     IMPROVEMENT    Series 1995, AMT,
                                                      4.125% 11/01/25 (b)                                2,000,000        1,888,960

                                                                                              Investor Owned Total       56,058,970

JOINT POWER AUTHORITY - 3.6%

                                     FL PALM BAY    Series 2001,
                                                      (a) 10/01/23                                       1,880,000          671,611

See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
UTILITY - (CONTINUED)
JOINT POWER AUTHORITY - (CONTINUED)

             MA MUNICIPAL WHOLESALE ELECTRIC CO.    Power Supply System, Project 6,
                                                    Series 2001,
                                                      5.250% 07/01/14                                    4,500,000        4,858,425

                                 MN ANOKA COUNTY    Solid Waste Disposal, Natural
                                                    Rural Utility,
                                                    Series 1987 A, AMT,
                                                      6.950% 12/01/08                                      275,000          281,243

               NC EASTERN MUNICIPAL POWER AGENCY    Series 1993,
                                                      6.000% 01/01/18                                   13,470,000       15,447,800
                                                    Series 1993 B,
                                                      6.000% 01/01/22                                      500,000          563,055
                                                    Series 1999 D,
                                                      6.700% 01/01/19                                    2,000,000        2,202,340
                                                    Series 2003 C,
                                                      5.375% 01/01/17                                    2,250,000        2,316,150

                 NC STATE MUNICIPAL POWER AGENCY    Catawba Electric No. 1,
                                                    Series 1998 A,
                                                      5.500% 01/01/15                                    5,750,000        6,342,135

              SC PIEDMONT MUNICIPAL POWER AGENCY    Series 1988,
                                                      (a) 01/01/13                                      25,870,000       17,064,111
                                                    Series 1993,
                                                      5.375% 01/01/25                                   11,805,000       12,323,003

                                                                                       Joint Power Authority Total       62,069,873
MUNICIPAL ELECTRIC - 3.2%

                                     FL LAKELAND    Series 1999 C,
                                                      6.050% 10/01/11                                    1,870,000        2,160,430

                          MI PUBLIC POWER AGENCY    Belle River Project,
                                                    Series 2002 A,
                                                      5.250% 01/01/18                                    2,125,000        2,285,650

                                       MN CHASKA    Series 2000 A,
                                                      6.000% 10/01/25                                    1,000,000        1,040,480

                 MN SOUTHERN MINNESOTA MUNICIPAL
                                    POWER AGENCY    Series 2002 A,
                                                      5.250% 01/01/17                                   17,165,000       18,649,944

                 NC UNIVERSITY OF NORTH CAROLINA
                                  AT CHAPEL HILL    Series 1997:
                                                      (a) 08/01/13                                       2,000,000        1,336,860
                                                      (a) 08/01/20                                       1,000,000          435,900

      PA WESTMORELAND COUNTY MUNICIPAL AUTHORITY    Series 1999 A,
                                                      (a) 08/15/22                                       2,000,000          760,480
                                                    Series 2000 A,
                                                      (a) 08/15/23                                       5,000,000        1,802,900

                                              See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
UTILITY - (CONTINUED)
MUNICIPAL ELECTRIC - (CONTINUED)

                                                    Special Obligation,
                                                    Series 1995 A,
                                                      (a) 08/15/23                                       4,140,000        1,473,385

         PR COMMONWEALTH OF PUERTO RICO ELECTRIC    Series 2002 KK,
                                 POWER AUTHORITY      5.500% 07/01/16                                   10,000,000       11,212,200

           SD HEARTLAND CONSUMERS POWER DISTRICT    Series 1992,
                                                      6.000% 01/01/17                                    5,600,000        6,400,520

                      TN METROPOLITAN GOVERNMENT    Nashville & Davidson Counties,
                                                    Series 1996 A,
                                                      (a) 05/15/09                                       5,250,000        4,392,518

WA CHELAN COUNTY PUBLIC UTILITIES DISTRICT NO. 1    Columbia River Rock Hydroelectric,
                                                    Series 1997,
                                                      (a) 06/01/09                                       5,000,000        4,144,950

                                                                                          Municipal Electric Total       56,096,217
WATER & SEWER - 4.4%

                                         AZ MESA    Series 2002,
                                                      5.250% 07/01/15                                    5,000,000        5,452,250

                    CA CASTAIC LAKE WATER AGENCY    Series 1999 A,
                                                      (a) 08/01/24                                       9,445,000        3,087,287

          CA STATE DEPARTMENT OF WATER RESOURCES    Central Valley Project,
                                                    Series 2002 X,
                                                      5.500% 12/01/17                                    2,000,000        2,224,420

                   FL SEACOAST UTILITY AUTHORITY    Series 1989 A,
                                                      5.500% 03/01/15                                    1,900,000        2,113,655

                              FL SEMINOLE COUNTY    Series 1992,
                                                      6.000% 10/01/19                                      470,000          544,979

         GA HENRY COUNTY WATER & SEWER AUTHORITY    Series 1997,
                                                      6.150% 02/01/20                                    5,390,000        6,304,845

                                      IL CHICAGO    Series 1999 A,
                                                      (a) 01/01/20                                       7,275,000        3,213,368

        MA STATE WATER POLLUTION ABATEMENT TRUST    Series 1999 A,
                                                      6.000% 08/01/17                                   10,000,000       11,597,100

               MA STATE WATER RESOURCE AUTHORITY    Series 1992 A,
                                                      6.500% 07/15/19                                    5,000,000        6,027,050
                                                    Series 1998 B,
                                                      4.500% 08/01/22                                    2,250,000        2,142,383
                                                    Series 2002 J,
                                                      5.500% 08/01/21                                    5,000,000        5,511,100

See  notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
UTILITY - (CONTINUED)
WATER & SEWER - (CONTINUED)

                                      MI DETROIT    Series 1999 A,
                                                      (a) 07/01/20                                       4,330,000        1,894,029

                     MS V LAKES UTILITY DISTRICT      8.250% 07/15/24                                      760,000          725,754

                NY NEW YORK CITY MUNICIPAL WATER
                               FINANCE AUTHORITY    Series 1999,
                                                      9.830% 06/15/32 (b)(e)                             7,000,000        7,432,390

                OH STATE FRESH WATER DEVELOPMENT
                               AUTHORITY REVENUE    Series 2001 B,
                                                      5.500% 06/01/19                                    2,075,000        2,306,861

                                     OR PORTLAND    Series 1995,
                                                      5.100% 08/01/08                                      100,000          100,664

        OR WASHINGTON COUNTY UNITED SEWER AGENCY    Series 1992 A,
                                                      5.900% 10/01/06                                       95,000           96,343

                 TX HOUSTON WATER & SEWER SYSTEM    Series 1998 A,
                                                      (a) 12/01/19                                      35,000,000       15,692,240

                                                                                               Water & Sewer Total       76,466,718
                                                                                                                      -------------
                                                                                                     UTILITY TOTAL      274,541,255
                                                  TOTAL MUNICIPAL BONDS
                                                  (COST OF $1,612,461,760)                                            1,679,945,135

                                                                                                            SHARES
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL PREFERRED STOCKS - 1.1%
HOUSING - 1.1%
MULTI-FAMILY - 1.1%

                  CHARTER MAC EQUITY ISSUE TRUST      AMT:
                                                      6.625% 06/30/09 (b)(f)                             4,000,000        4,354,200
                                                      7.600% 11/30/50 (b)(f)                             5,000,000        5,670,550

                      MUNIMAE EQUITY ISSUE TRUST      AMT,
                                                      7.750% 06/30/50 (b)(f)                             8,000,000        9,006,880

                                                                                                Multi-Family Total       19,031,630
                                                                                                                      -------------
                                                                                                     HOUSING TOTAL       19,031,630
                                                  TOTAL MUNICIPAL PREFERRED STOCKS
                                                  (COST OF $17,000,000)                                                  19,031,630

                                                                                                           PAR ($)
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 1.3%
VARIABLE RATE DEMAND NOTES (h) - 1.3%

                      IA STATE FINANCE AUTHORITY    Small Business Development,
                                                    Series 1985 A,
                                                      1.200% 11/01/15                                      300,000          300,000

                                              See notes to financial statements.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - (CONTINUED)
VARIABLE RATE DEMAND NOTES (h) - (CONTINUED)

                  ID HEALTH FACILITIES AUTHORITY    St. Lukes Regional Medical
                                                    Center,
                                                    Series 1995,
                                                      1.090% 05/01/22                                    2,100,000        2,100,000

          IL HEALTH FACILITIES AUTHORITY REVENUE    OSF Healthcare System
                                                    Series 2002,
                                                      1.100% 11/15/27                                    1,200,000        1,200,000

                IL QUAD CITIES REGIONAL ECONOMIC    Two Rivers YMCA Project,
                   DEVELOPMENT AUTHORITY REVENUE      1.020% 12/01/31                                    1,500,000        1,500,000

                  IN HEALTH FACILITIES FINANCING    Fayette Memorial Hospital,
                               AUTHORITY REVENUE    Series 2002 A,
                                                      1.140% 10/01/32                                      400,000          400,000

                              MN HENNEPIN COUNTY    Series B,
                                                      0.940% 12/01/20                                      500,000          500,000

                              MN MANKATO REVENUE    Bethany Lutheran College,
                                                    Series 2000 B,
                                                      1.140% 11/01/15                                      100,000          100,000

                MN MINNEAPOLIS CONVENTION CENTER      0.940% 12/01/18                                    1,200,000        1,200,000

                                  MN MINNEAPOLIS      0.940% 12/01/06                                    1,100,000        1,100,000

    MN STATE HIGHER EDUCATION FACILITIES REVENUE    Olaf College,
                                                    Series 2002 5-M1,
                                                      1.090% 10/01/32                                    1,700,000        1,700,000

        MO STATE HEALTH & EDUCATIONAL FACILITIES    Rockport University,
                                                      1.090% 11/01/32                                    2,100,000        2,100,000

                                                    Washington University,
                                                    Series 1996 C,
                                                      1.090% 09/01/30                                    1,200,000        1,200,000

             MS JACKSON COUNTY POLLUTION CONTROL    Chevron Corp., Series 1993,
                                                      1.080% 06/01/23                                    3,600,000        3,600,000

                                        NY STATE    Sub-Series 1993 A-10,
                                                      1.020% 08/01/17                                    1,900,000        1,900,000

                      SD LOWER BRULE SIOUX TRIBE    Series 1999,
                                                      1.090% 12/01/11                                    1,310,000        1,310,000

             WY LINCOLN COUNTY POLLUTION CONTROL    Exxon Project:
                                                    Series 1984 B,
                                                      0.980% 11/01/04                                    1,000,000        1,000,000
                                                    Series 1984 C,
                                                      0.980% 11/01/14                                      600,000          600,000
                                                                                                                        -----------
                                                                                  VARIABLE RATE DEMAND NOTES TOTAL
                                                                                             (COST OF $21,810,000)       21,810,000

See notes to financial statements.

                                                                                                                          VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - (CONTINUED)
VARIABLE RATE DEMAND NOTES (h) - (CONTINUED)

                                                  TOTAL SHORT-TERM OBLIGATIONS
                                                  (COST OF $21,810,000)                                                  21,810,000

                                                  TOTAL INVESTMENTS - 98.9%
                                                  (COST OF $1,651,271,760)(i)                                         1,720,786,765

                                                  OTHER ASSETS & LIABILITIES, NET - 1.1%                                 19,336,132

                                                  NET ASSETS - 100.0%                                                 1,740,122,897

    NOTES TO INVESTMENT PORTFOLIO:

(a) Zero coupon bond.

(b) Variable rate security. The interest rate shown reflects the rate as of May 31, 2004.

(c) This issuer is in default of certain debt covenants. Income is not being accrued. As of May 31, 2004, the value of these securities amounted to $3,636,520, which represents 0.2% of net assets.

(d) The issuer has filed for bankruptcy under Chapter 11. Income is not being accrued. As of May 31, 2004, the value of these securities amounted to $9,141,245, which represent 0.5% of net assets.

(e) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At May 31, 2004, these securities amounted to $28,772,359, which represents 1.7% of net assets.

                                                                  ACQUISITION     ACQUISITION
SECURITY                                                             DATE            COST
----------------------------------------------------------------------------------------------
CA San Francisco Bay Area Rapid Transit District,
  Series 1999, 9.460% 07/01/26 (b)                                 09/29/99       $  4,768,445
FL Hendry County Industrial Development Authority,
  Savannah Foods & Industries,
  Series 1992, AMT, 6.400% 03/01/17                                11/02/98          1,500,000
MA State Port Authority,
  Series 1999, 10.000% 07/01/29 (b)                                11/17/99          2,406,000
MI Cheboygan County Economic
  Development Corp., Metro Health
  Foundation Project, Series 1993,
  11.000% 11/01/22 (d)                                             02/26/93            600,000
MI State Strategic Fund,
  Michigan Sugar Co.
  Carollton Project:
  Series 1998 C, AMT, 6.550% 11/01/25                              11/24/98          3,450,000
  Imperial Holly Corp.,
  Series 1998 B, 6.450% 11/01/25                                   11/24/98          2,800,000
  Sebewang Project, Imperial Holly Corp.,
  Series 1998 A, 6.250% 11/01/15                                   11/02/98          2,250,000
NC Charlotte, Series 1999, AMT,
  10.780% 06/15/22 (b)                                             07/30/99          1,948,210
NY New York City Municipal
  Water Finance Authority,
  Series 1999, 9.830% 06/15/32 (b)                                 02/04/00          6,137,620
VA Alexandria Redevelopment
  & Housing Authority, Courthouse
  Commons Apartments:
  Series 1990 A, AMT, 10.000% 01/01/21                             09/06/90            760,000
  Series 1990 B, AMT, (a) 01/01/21                                 09/06/90            845,000
                                                                                  ------------
                                                                                  $ 27,465,275
                                                                                  ------------

(f) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2004, these securities amounted to $29,029,081, which represents 1.7% of net assets.

                                              See notes to financial statements.

(g) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(h) Variable rate demand note. These securities are payable upon demand and are secured by either letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of May 31, 2004.

(i) Cost for federal income tax purposes is $1,648,832,644.

            ACRONYM                       NAME
  --------------------------------------------------------------
             AMT            Alternative Minimum Tax

             IFRN           Inverse Floating Rate Note

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2004 (UNAUDITED)                               COLUMBIA TAX-EXEMPT FUND

                                                                                                                             ($)
--------------------------------------------------------------------------------------------------------------------------------
                               ASSETS     Investments, at cost                                                     1,651,271,760
                                                                                                                   -------------
                                          Investments, at value                                                    1,720,786,765
                                          Cash                                                                            12,227
                                          Receivable for:
                                             Fund shares sold                                                            145,802
                                             Interest                                                                 27,082,033
                                          Deferred Trustees' compensation plan                                            76,977
                                                                                                                   -------------
                                                                                                     Total Assets  1,748,103,804

                          LIABILITIES     Payable for:
                                             Fund shares repurchased                                                   3,326,923
                                             Distributions                                                             2,682,387
                                             Investment advisory fee                                                     852,814
                                             Transfer agent fee                                                          578,008
                                             Pricing and bookkeeping fees                                                 87,945
                                             Trustees' fees                                                                1,494
                                             Custody fee                                                                  10,663
                                             Distribution and service fees                                               324,829
                                          Deferred Trustees' fees                                                         76,977
                                          Other liabilities                                                               38,867
                                                                                                                   -------------
                                                                                                Total Liabilities      7,980,907

                                                                                                       NET ASSETS  1,740,122,897

            COMPOSITION OF NET ASSETS     Paid-in capital                                                          1,715,367,936
                                          Undistributed net investment income                                          2,999,032
                                          Accumulated net realized loss                                              (47,759,076)
                                          Net unrealized appreciation on investments                                  69,515,005

                                                                                                       NET ASSETS  1,740,122,897

                              CLASS A     Net assets                                                               1,679,356,497
                                          Shares outstanding                                                         127,536,854
                                          Net asset value per share                                                        13.17(a)
                                          Maximum offering price per share ($13.17/0.9525)                                 13.83(b)

                              CLASS B     Net assets                                                                  51,278,988
                                          Shares outstanding                                                           3,894,238
                                          Net asset value and offering price per share                                     13.17(a)

                              CLASS C     Net assets                                                                   9,487,412
                                          Shares outstanding                                                             720,505
                                          Net asset value and offering price per share                                     13.17(a)

                                     (a)  Redemption price per share is equal to
                                          net asset value less any applicable
                                          contingent deferred sales charge.

                                     (b)  On sales of $50,000 or more the
                                          offering price is reduced.

                                              See notes to financial statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 2004 (UNAUDITED)

                                                        COLUMBIA TAX-EXEMPT FUND

                                                                                                                             ($)
--------------------------------------------------------------------------------------------------------------------------------
                    INVESTMENT INCOME     Interest                                                                    49,076,306
                                          Dividends                                                                       23,453
                                                                                                                    ------------
                                             Total Investment Income                                                  49,099,759

                             EXPENSES     Investment advisory fee                                                      4,944,101
                                          Distribution fee:
                                             Class B                                                                     222,531
                                             Class C                                                                      41,166
                                          Service fee:
                                             Class A                                                                   1,795,431
                                             Class B                                                                      59,342
                                             Class C                                                                      11,003
                                          Transfer agent fee                                                           1,174,035
                                          Pricing and bookkeeping fees                                                   287,571
                                          Trustees' fees                                                                  34,270
                                          Custody fee                                                                     29,803
                                          Non-recurring costs (See Note 7)                                                51,479
                                          Other expenses                                                                 241,626
                                                                                                                    ------------
                                             Total Expenses                                                            8,892,358
                                          Fees and expenses waived or reimbursed by Investment
                                             Advisor                                                                    (279,662)
                                          Fees waived by Distributor - Class C                                            (8,156)
                                          Non-recurring costs assumed by Investment Advisor
                                          (See Note 7)                                                                   (51,479)
                                          Custody earnings credit                                                           (658)
                                                                                                                    ------------
                                             Net Expenses                                                              8,552,403
                                                                                                                    ------------
                                          Net Investment Income                                                       40,547,356

     NET REALIZED AND UNREALIZED GAIN     Net realized gain (loss) on:
    (LOSS) ON INVESTMENTS AND FUTURES        Investments                                                               2,108,738
                            CONTRACTS        Futures contracts                                                        (2,686,740)
                                                                                                                    ------------
                                               Net realized loss                                                        (578,002)
                                          Net change in unrealized appreciation/depreciation on investments          (57,733,473)
                                                                                                                    ------------
                                          Net Loss                                                                   (58,311,475)
                                                                                                                    ------------
                                          Net Decrease in Net Assets from Operations                                 (17,764,119)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                        COLUMBIA TAX-EXEMPT FUND

                                                                                                         (UNAUDITED)
                                                                                                   SIX MONTHS ENDED      YEAR ENDED
                                                                                                            MAY 31,    NOVEMBER 30,
INCREASE (DECREASE) IN NET ASSETS:                                                                         2004 ($)        2003 ($)
-----------------------------------------------------------------------------------------------------------------------------------
                           OPERATIONS     Net investment income                                          40,547,356      88,745,503
                                          Net realized gain (loss) on investments and
                                             futures contracts                                             (578,002)      6,056,382
                                          Net change in unrealized appreciation/depreciation
                                             on investments                                             (57,733,473)     58,931,969
                                                                                                   --------------------------------
                                             Net Increase (Decrease) from Operations                    (17,764,119)    153,733,854

DISTRIBUTIONS DECLARED TO SHAREHOLDERS    From net investment income:

                                             Class A                                                    (38,230,697)    (84,943,815)
                                             Class B                                                     (1,037,709)     (2,805,249)
                                             Class C                                                       (201,573)       (541,269)
                                                                                                   --------------------------------
                                             Total Distributions Declared to Shareholders               (39,469,979)    (88,290,333)

                   SHARE TRANSACTIONS     Class A:
                                             Subscriptions                                               17,908,954     182,121,001
                                             Distributions reinvested                                    21,597,059      46,436,913
                                             Redemptions                                               (142,610,255)   (353,685,636)
                                                                                                   --------------------------------
                                             Net Decrease                                              (103,104,242)   (125,127,722)
                                          Class B:
                                             Subscriptions                                                  789,470       6,979,826
                                             Distributions reinvested                                       544,614       1,404,808
                                             Redemptions                                                (13,347,008)    (27,729,873)
                                                                                                   --------------------------------
                                             Net Decrease                                               (12,012,924)    (19,345,239)
                                          Class C:
                                             Subscriptions                                                  589,183       5,258,938
                                             Distributions reinvested                                       123,754         349,577
                                             Redemptions                                                 (3,371,648)     (6,742,681)
                                                                                                   --------------------------------
                                             Net Decrease                                                (2,658,711)     (1,134,166)
                                          Net Decrease from Share Transactions                         (117,775,877)   (145,607,127)
                                                                                                   --------------------------------
                                               Total Decrease in Net Assets                            (175,009,975)    (80,163,606)

                           NET ASSETS     Beginning of period                                         1,915,132,872   1,995,296,478
                                          End of period (including undistributed net investment
                                             income of $2,999,032 and $1,921,655, respectively)       1,740,122,897   1,915,132,872

                    CHANGES IN SHARES     Class A:
                                             Subscriptions                                                1,313,616      13,586,750
                                             Issued for distributions reinvested                          1,590,845       3,439,004
                                             Redemptions                                                (10,504,680)    (26,270,196)
                                                                                                   --------------------------------
                                             Net Decrease                                                (7,600,219)     (9,244,442)
                                          Class B:
                                             Subscriptions                                                   58,036         516,364
                                             Issued for distributions reinvested                             40,092         104,045
                                             Redemptions                                                   (983,031)     (2,053,397)
                                                                                                   --------------------------------
                                             Net Decrease                                                  (884,903)     (1,432,988)
                                          Class C:
                                             Subscriptions                                                   42,715         390,982
                                             Issued for distributions reinvested                              9,095          25,895
                                             Redemptions                                                   (246,848)       (501,522)
                                                                                                   --------------------------------
                                             Net Decrease                                                  (195,038)        (84,645)

                                              See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004 (UNAUDITED)                                     COLUMBIA TAX-EXEMPT

FUNDNOTE 1. ORGANIZATION

Columbia Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Trust IV (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds.

FUND SHARES

The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Restricted securities and investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund may invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded on the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

OPTIONS

The Fund may write call and put options on futures it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended November 30, 2003 was as follows:

DISTRIBUTIONS PAID FROM:
TAX-EXEMPT INCOME                                                 $   87,852,414
ORDINARY INCOME*                                                         437,919
LONG-TERM CAPITAL GAINS                                                       --

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at May 31, 2004, based on cost of investments for federal income tax purposes was:

   UNREALIZED APPRECIATION                                        $  108,507,090
   UNREALIZED DEPRECIATION                                           (36,552,969)
                                                                  --------------
     NET UNREALIZED APPRECIATION                                  $   71,954,121

The following capital loss carryforwards, determined as of November 30, 2003, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                       YEAR OF                          CAPITAL LOSS
                     EXPIRATION                         CARRYFORWARD
--------------------------------------------------------------------------------
                        2007                            $  15,200,329
                        2008                               15,789,577
                        2010                                8,857,986
                                                        -------------
                                                        $  39,847,892

Capital loss carryforwards of $6,707,896 were utilized and/or expired during the year ended November 30, 2003 for the Fund. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund and Columbia Tax-Exempt Insured Fund as follows:

           AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
--------------------------------------------------------------------------------
               FIRST $1 BILLION                           0.60%
               NEXT $2 BILLION                            0.55%
               NEXT $1 BILLION                            0.50%
               OVER $4 BILLION                            0.45%

Columbia has agreed to reduce a portion of its investment advisory fees by 0.04% annually of the Fund's average daily net assets and by an additional 0.05% annually on the Fund's average daily net assets of between $2 billion and $3 billion. Columbia has also voluntarily waived its investment advisory fees by an additional 0.03% annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this voluntary arrangement any time.

For the six months ended May 31, 2004, the Fund's annualized effective investment advisory fee rate was 0.50%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the six months ended May 31, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.031%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the six months ended May 31, 2004, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.13%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. For the six months ended May 31, 2004, the Distributor has retained net underwriting discounts of $33,794 on sales of the Fund's Class A shares and received CDSC fees of $0, $53,877 and $1,055 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor equal to 0.20% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended May 31, 2004, the Fund paid $2,162 to

Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended May 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $22,411,835 and $127,787,438, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended May 31, 2004, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent there is no established secondary market.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

GEOGRAPHIC CONCENTRATION

The Fund has greater than 5% of its total investments at May 31, 2004 invested in debt obligations issued by the states of California, Florida, Illinois, Massachusetts, New Jersey, New York, Texas and Puerto Rico, and their respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the specific state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds, as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and

NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

For the six months ended May 31, 2004, Columbia has assumed $51,479 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS

                                                       COLUMBIA TAX-EXEMPT FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                       (UNAUDITED)
                                  SIX MONTHS ENDED
                                           MAY 31,                        YEAR ENDED NOVEMBER 30,
CLASS A SHARES                                2004                  2003              2002                2001
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $          13.60           $     13.16       $     13.13         $     12.80

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                         0.30(a)               0.60(a)           0.66(a)(b)          0.67(a)
Net realized and unrealized
gain (loss) on investments
and futures contracts                        (0.44)                 0.44              0.02(b)             0.32
                                  ----------------           -----------       -----------         -----------
Total from Investment
Operations                                   (0.14)                 1.04              0.68                0.99

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                   (0.29)                (0.60)            (0.65)              (0.66)
In excess of net investment
income                                          --                    --                --                  --
From net realized gains                         --                    --                --                  --
In excess of net realized gains                 --                    --                --                  --
                                  ----------------           -----------       -----------         -----------
Total Distributions Declared
to Shareholders                              (0.29)                (0.60)            (0.65)              (0.66)

NET ASSET VALUE, END OF PERIOD    $          13.17           $     13.60       $     13.16         $     13.13
Total return (d)                             (1.07)%(e)(f)          8.05%(e)          5.26%(e)            7.80%(e)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                                  0.89%(h)              0.94%             0.94%               0.98%
Net investment income (g)                     4.39%(h)              4.50%             5.01%(b)            5.07%
Waiver/reimbursement                          0.03%(h)              0.03%             0.03%               0.01%
Portfolio turnover rate                          1%(f)                11%               19%                 15%
Net assets, end of
period (000's)                    $      1,679,356           $ 1,837,693       $ 1,900,366         $ 1,955,802

                                     YEAR ENDED NOVEMBER 30,
CLASS A SHARES                           2000             1999
--------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $     12.67      $     14.11

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                    0.69(c)          0.68
Net realized and unrealized
gain (loss) on investments
and futures contracts                    0.12            (1.20)
                                  -----------      -----------
Total from Investment
Operations                               0.81            (0.52)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income              (0.68)           (0.67)
In excess of net investment
income                                     --            (0.02)
From net realized gains                    --            (0.18)
In excess of net realized gains            --            (0.05)
                                  -----------      -----------
Total Distributions Declared
to Shareholders                         (0.68)           (0.92)

NET ASSET VALUE, END OF PERIOD    $     12.80      $     12.67
Total return (d)                         6.67%           (3.87)%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                             1.00%            0.99%
Net investment income (g)                5.50%            5.09%
Waiver/reimbursement                       --               --
Portfolio turnover rate                    15%              37%
Net assets, end of
period (000's)                    $ 1,859,311      $ 2,033,762

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 4.98% to 5.01%. The impact to the net investment income and realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charges or contingent deferred sales charge.
(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%, excluding the year ended November 30, 1999, which had an impact of 0.01%.
(h)  Annualized.

                                                        COLUMBIA TAX-EXEMPT FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                       (UNAUDITED)
                                  SIX MONTHS ENDED
                                           MAY 31,                        YEAR ENDED NOVEMBER 30,
CLASS B SHARES                                2004                  2003              2002                2001
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $          13.60           $     13.16       $     13.13         $     12.80

INCOME FROM INVESTMENT
OPERATIONS:

Net investment income                         0.25(a)               0.50(a)           0.56(a)(b)          0.57(a)
Net realized and unrealized
gain (loss) on investments
and futures contracts                        (0.44)                 0.44              0.02(b)             0.32
                                  ----------------           -----------       -----------         -----------
Total from Investment
Operations                                   (0.19)                 0.94              0.58                0.89

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                   (0.24)                (0.50)            (0.55)              (0.56)
In excess of net investment
income                                          --                    --                --                  --
From net realized gains                         --                    --                --                  --
In excess of net realized gains                 --                    --                --                  --
                                  ----------------           -----------       -----------         -----------
Total Distributions Declared
to Shareholders                              (0.24)                (0.50)            (0.55)              (0.56)

NET ASSET VALUE, END OF PERIOD    $          13.17           $     13.60       $     13.16         $     13.13
Total return (d)                             (1.45)%(e)(f)          7.25%(e)          4.47%(e)            7.02%(e)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                                  1.64%(h)              1.69%             1.69%               1.73%
Net investment income (g)                     3.64%(h)              3.75%             4.26%(b)            4.31%
Waiver/reimbursement                          0.03%(h)              0.03%             0.03%               0.01%
Portfolio turnover rate                          1%(f)                11%               19%                 15%
Net assets, end of
period (000's)                    $         51,279           $    64,990       $    81,766         $   128,813


                                     YEAR ENDED NOVEMBER 30,
CLASS B SHARES                           2000             1999
--------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $     12.67      $     14.11

INCOME FROM INVESTMENT
OPERATIONS:

Net investment income                    0.60(c)          0.58
Net realized and unrealized
gain (loss) on investments
and futures contracts                    0.12            (1.20)
                                  -----------      -----------
Total from Investment
Operations                               0.72            (0.62)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income              (0.59)           (0.58)
In excess of net investment
income                                     --            (0.01)
From net realized gains                    --            (0.18)
In excess of net realized gains            --            (0.05)
                                  -----------      -----------
Total Distributions Declared
to Shareholders                         (0.59)           (0.82)

NET ASSET VALUE, END OF PERIOD    $     12.80      $     12.67
Total return (d)                         5.88%           (4.59)%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                             1.75%            1.74%
Net investment income (g)                4.75%            4.34%
Waiver/reimbursement                       --               --
Portfolio turnover rate                    15%              37%
Net assets, end of
period (000's)                    $   184,298      $    279,285

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 4.23% to 4.26%. The impact to the net investment income and realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%, excluding the year ended November 30, 1999, which had an impact of 0.01%.
(h)  Annualized.

                                                        COLUMBIA TAX-EXEMPT FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                       (UNAUDITED)
                                  SIX MONTHS ENDED
                                           MAY 31,                        YEAR ENDED NOVEMBER 30,
CLASS C SHARES                                2004                  2003              2002                2001
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $          13.60           $     13.16       $     13.13         $     12.80

INCOME FROM INVESTMENT
OPERATIONS:

Net investment income                         0.26(a)               0.51(a)           0.58(a)(b)          0.61(a)
Net realized and unrealized
gain (loss) on investments
and futures contracts                        (0.44)                 0.45              0.02(b)             0.30
                                  ----------------           -----------       -----------         -----------
Total from Investment
Operations                                   (0.18)                 0.96              0.60                0.91

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                   (0.25)                (0.52)            (0.57)              (0.58)
In excess of net investment income              --                    --                --                  --
From net realized gains                         --                    --                --                  --
In excess of net realized gains                 --                    --                --                  --
                                  ----------------           -----------       -----------         -----------
Total Distributions
Declared to Shareholders                     (0.25)                (0.52)            (0.57)              (0.58)

NET ASSET VALUE, END OF PERIOD    $          13.17           $     13.60       $     13.16         $     13.13
Total return (d)(e)                         (1.37)%(f)              7.41%             4.63%               7.18%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                                  1.49%(h)              1.54%             1.54%               1.58%
Net investment income (g)                     3.79%(h)              3.90%             4.41%(b)            4.47%
Waiver/reimbursement                          0.18%(h)              0.18%             0.18%               0.16%
Portfolio turnover rate                          1%(f)                11%               19%                 15%
Net assets, end of period (000's) $          9,487           $    12,450       $    13,165         $     8,468

                                     YEAR ENDED NOVEMBER 30,
CLASS C SHARES                           2000             1999
--------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $     12.67      $     14.11

INCOME FROM INVESTMENT
OPERATIONS:

Net investment income                    0.62(c)          0.60
Net realized and unrealized
gain (loss) on investments
and futures contracts                    0.12            (1.20)
                                  -----------      -----------
Total from Investment
Operations                               0.74            (0.60)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income              (0.61)           (0.60)
In excess of net investment income         --            (0.01)
From net realized gains                    --            (0.18)
In excess of net realized gains            --            (0.05)
                                  -----------      -----------
Total Distributions
Declared to Shareholders                (0.61)           (0.84)

NET ASSET VALUE, END OF PERIOD    $     12.80      $     12.67
Total return (d)(e)                      6.01%           (4.45)%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                             1.60%            1.59%
Net investment income (g)                4.90%            4.49%
Waiver/reimbursement                     0.15%            0.15%
Portfolio turnover rate                    15%              37%
Net assets, end of period (000's) $     5,100      $     4,610

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 4.38% to 4.41%. The impact to the net investment income and realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor and/or Distributor not waived a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%, excluding the year ended November 30, 1999, which had an impact of 0.01%.
(h)  Annualized.

IMPORTANT INFORMATION ABOUT THIS REPORT
                                                        COLUMBIA TAX-EXEMPT FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

COLUMBIA FUNDS
                                                        COLUMBIA TAX-EXEMPT FUND

                        LARGE GROWTH      Columbia Common Stock
                                          Columbia Growth
                                          Columbia Growth Stock
                                          Columbia Large Cap Growth
                                          Columbia Tax-Managed Growth
                                          Columbia Tax-Managed Growth II
                                          Columbia Young Investor

                         LARGE VALUE      Columbia Disciplined Value
                                          Columbia Growth & Income
                                          Columbia Large Cap Core
                                          Columbia Tax-Managed Value

                       MIDCAP GROWTH      Columbia Acorn Select
                                          Columbia Mid Cap Growth
                                          Columbia Tax-Managed Aggressive Growth

                        MIDCAP VALUE      Columbia Dividend Income
                                          Columbia Mid Cap
                                          Columbia Strategic Investor

                        SMALL GROWTH      Columbia Acorn
                                          Columbia Acorn USA
                                          Columbia Small Company Equity

                         SMALL VALUE      Columbia Small Cap
                                          Columbia Small Cap Value

                            BALANCED      Columbia Asset Allocation
                                          Columbia Balanced
                                          Columbia Liberty Fund

                           SPECIALTY      Columbia Real Estate Equity
                                          Columbia Technology
                                          Columbia Utilities

                TAXABLE FIXED-INCOME      Columbia Contrarian Income
                                          Columbia Corporate Bond
                                          Columbia Federal Securities
                                          Columbia Fixed Income Securities
                                          Columbia High Yield
                                          Columbia High Yield Opportunities
                                          Columbia Income
                                          Columbia Intermediate Bond
                                          Columbia Intermediate Government Income
                                          Columbia Quality Plus Bond
                                          Columbia Short Term Bond
                                          Columbia Strategic Income

                       FLOATING RATE      Columbia Floating Rate
                                          Columbia Floating Rate Advantage

                          TAX EXEMPT      Columbia High Yield Municipal
                                          Columbia Intermediate Tax-Exempt Bond
                                          Columbia Managed Municipals
                                          Columbia National Municipal Bond
                                          Columbia Tax-Exempt
                                          Columbia Tax-Exempt Insured

             SINGLE STATE TAX EXEMPT      Columbia California Tax-Exempt
                                          Columbia Connecticut Intermediate Municipal Bond
                                          Columbia Connecticut Tax-Exempt
                                          Columbia Florida Intermediate Municipal Bond
                                          Columbia Massachusetts Intermediate Municipal Bond
                                          Columbia Massachusetts Tax-Exempt
                                          Columbia New Jersey Intermediate Municipal Bond
                                          Columbia New York Intermediate Municipal Bond
                                          Columbia New York Tax-Exempt
                                          Columbia Oregon Municipal Bond
                                          Columbia Pennsylvania Intermediate Municipal Bond
                                          Columbia Rhode Island Intermediate Municipal Bond

                        MONEY MARKET      Columbia Money Market
                                          Columbia Municipal Money Market

                INTERNATIONAL/GLOBAL      Columbia Acorn International
                                          Columbia Acorn International Select
                                          Columbia Europe
                                          Columbia Global Equity
                                          Columbia International Equity
                                          Columbia International Stock
                                          Columbia Newport Asia Pacific
                                          Columbia Newport Greater China
                                          Columbia Newport Tiger

                               INDEX      Columbia Large Company Index
                                          Columbia Small Company Index
                                          Columbia U.S. Treasury Index

Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

[GRAPHIC]

eDelivery

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA TAX-EXEMPT FUND SEMIANNUAL REPORT, MAY 31, 2004             PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[COLUMBIAFUNDS LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP


(C) 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                                753-03/062S-0504 (07/04) 04/1516

[GRAPHIC]

COLUMBIA TAX-EXEMPT INSURED FUND

SEMIANNUAL REPORT
MAY 31, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TO OUR FELLOW SHAREHOLDERS
                                                COLUMBIA TAX-EXEMPT INSURED FUND

TABLE OF CONTENTS

Fund Profile                                           1

Performance Information                                2

Economic Update                                        3

Portfolio Manager's Report                             4

Financial Statements                                   6

     Investment Portfolio                              7

     Statement of Assets and Liabilities               16

     Statement of Operations                           17

     Statement of Changes in Net Assets                18

     Notes to Financial Statements                     19

     Financial Highlights                              24

Important Information
About This Report                                      27

Columbia Funds                                         28

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

NOT FDIC        MAY LOSE VALUE
INSURED        -----------------
               NO BANK GUARANTEE

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you. There are no immediate changes planned for fund names or customer service contacts.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement requires the final approval of the SEC and the NYAG. This settlement in principle reflects our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We want you to know that all of the members of your fund's Board of Trustees are independent of the fund's advisor and its affiliates. In addition, the board has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

- APPOINTED AN INTERIM CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH DEDICATED TO MONITORING PERFORMANCE OF INDIVIDUAL FUNDS.

- VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY SENIOR EXECUTIVES OF THE ADVISOR FOR INVESTMENT PERSONNEL AND BY A DESIGNATED COMMITTEE FOR THE BOARD).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,


/s/ Thomas C. Theobald              /s/ J. Kevin Connaughton

Thomas C. Theobald                  J. Kevin Connaughton
Chairman, Board of Trustees         President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

FUND PROFILE
                                                COLUMBIA TAX-EXEMPT INSURED FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 SECTORS AS OF 05/31/04 (%)
Local general obligations                            21.1
Joint power authority                                11.8
Special non-property tax                              9.4
Water & sewer                                         8.6
Refunded/escrowed                                     7.2

QUALITY BREAKDOWN AS OF 05/31/04 (%)
AAA                                                  94.0
AA                                                    4.1
Non-rated                                             0.8
Cash equivalents                                      1.1

MATURITY BREAKDOWN AS OF 05/31/04 (%)
1-3 years                                             0.9
3-5 years                                             2.2
5-7 years                                             7.7
7-10 years                                           23.6
10-15 years                                          48.0
15-20 years                                          14.5
20-25 years                                           1.6
25 years and over                                     0.4
Cash equivalents                                      1.1

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

(C) 2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 05/31/2004.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2004, THE FUND'S CLASS A SHARES RETURNED NEGATIVE 1.72% WITHOUT SALES CHARGE. RISING INTEREST RATES HAMPERED THE PERFORMANCE OF THE FUND, ITS BENCHMARK AND ITS PEER GROUP.

- IN A GENERALLY WEAK PERIOD FOR BONDS, THE FUND WAS HELD BACK BY ITS LONGER DURATION AND ITS EMPHASIS ON INTERMEDIATE-TERM SECURITIES. INTERMEDIATE BONDS WERE HURT MORE THAN OTHER MATURITIES WHEN YIELDS ROSE LATE IN THE PERIOD.

- WE BELIEVE THAT THE RECENT RISE IN INTERMEDIATE- AND LONG-TERM RATES HAVE RESULTED IN ATTRACTIVELY PRICED SECURITIES IN THESE MATURITY RANGES. AS A RESULT, WE CONTINUE TO FOCUS ON 15- TO 20-YEAR SECURITIES DESPITE A LIKELY INCREASE IN SHORT-TERM RATES.

CLASS A SHARES           -1.72%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX     -0.22%

                                    OBJECTIVE
        Seeks as high a level of after-tax total return as is consistent with prudent risk

                                TOTAL NET ASSETS
                                 $165.0 million

MORNINGSTAR STYLE BOX

[GRAPHIC]

PERFORMANCE INFORMATION
                                                COLUMBIA TAX-EXEMPT INSURED FUND

VALUE OF A $10,000 INVESTMENT 06/01/94 - 05/31/04

                      CLASS A SHARES        CLASS A SHARES    LEHMAN BROTHERS MUNICIPAL
                   WITHOUT SALES CHARGE   WITH SALES CHARGE           BOND INDEX
       5/31/1994            $    10,000          $    9,525                 $    10,000
       6/30/1994            $     9,957          $    9,484                 $     9,939
       7/31/1994            $    10,128          $    9,647                 $    10,121
       8/31/1994            $    10,149          $    9,666                 $    10,156
       9/30/1994            $     9,991          $    9,517                 $    10,007
      10/31/1994            $     9,782          $    9,318                 $     9,829
      11/30/1994            $     9,585          $    9,130                 $     9,651
      12/31/1994            $     9,811          $    9,345                 $     9,863
       1/31/1995            $    10,116          $    9,636                 $    10,145
       2/28/1995            $    10,423          $    9,928                 $    10,441
       3/31/1995            $    10,522          $   10,022                 $    10,561
       4/30/1995            $    10,503          $   10,004                 $    10,573
       5/31/1995            $    10,813          $   10,299                 $    10,911
       6/30/1995            $    10,635          $   10,130                 $    10,816
       7/31/1995            $    10,682          $   10,175                 $    10,918
       8/31/1995            $    10,821          $   10,307                 $    11,057
       9/30/1995            $    10,893          $   10,376                 $    11,127
      10/31/1995            $    11,115          $   10,587                 $    11,288
      11/30/1995            $    11,363          $   10,824                 $    11,476
      12/31/1995            $    11,518          $   10,971                 $    11,586
       1/31/1996            $    11,592          $   11,041                 $    11,674
       2/29/1996            $    11,406          $   10,864                 $    11,594
       3/31/1996            $    11,164          $   10,634                 $    11,446
       4/30/1996            $    11,129          $   10,600                 $    11,414
       5/31/1996            $    11,134          $   10,605                 $    11,409
       6/30/1996            $    11,251          $   10,717                 $    11,534
       7/31/1996            $    11,341          $   10,803                 $    11,638
       8/31/1996            $    11,336          $   10,797                 $    11,635
       9/30/1996            $    11,510          $   10,963                 $    11,798
      10/31/1996            $    11,629          $   11,076                 $    11,931
      11/30/1996            $    11,875          $   11,311                 $    12,150
      12/31/1996            $    11,781          $   11,222                 $    12,099
       1/31/1997            $    11,772          $   11,213                 $    12,122
       2/28/1997            $    11,864          $   11,300                 $    12,233
       3/31/1997            $    11,666          $   11,112                 $    12,071
       4/30/1997            $    11,772          $   11,213                 $    12,172
       5/31/1997            $    11,965          $   11,397                 $    12,356
       6/30/1997            $    12,100          $   11,525                 $    12,488
       7/31/1997            $    12,557          $   11,961                 $    12,834
       8/31/1997            $    12,340          $   11,754                 $    12,713
       9/30/1997            $    12,507          $   11,913                 $    12,864
      10/31/1997            $    12,584          $   11,987                 $    12,947
      11/30/1997            $    12,662          $   12,061                 $    13,023
      12/31/1997            $    12,897          $   12,284                 $    13,213
       1/31/1998            $    13,020          $   12,402                 $    13,349
       2/28/1998            $    12,994          $   12,377                 $    13,353
       3/31/1998            $    12,967          $   12,351                 $    13,365
       4/30/1998            $    12,863          $   12,252                 $    13,305
       5/31/1998            $    13,127          $   12,504                 $    13,516
       6/30/1998            $    13,161          $   12,536                 $    13,568
       7/31/1998            $    13,152          $   12,527                 $    13,602
       8/31/1998            $    13,420          $   12,783                 $    13,813
       9/30/1998            $    13,610          $   12,963                 $    13,986
      10/31/1998            $    13,535          $   12,892                 $    13,986
      11/30/1998            $    13,583          $   12,938                 $    14,035
      12/31/1998            $    13,617          $   12,971                 $    14,070
       1/31/1999            $    13,797          $   13,142                 $    14,237
       2/28/1999            $    13,666          $   13,017                 $    14,174
       3/31/1999            $    13,639          $   12,991                 $    14,194
       4/30/1999            $    13,688          $   13,038                 $    14,230
       5/31/1999            $    13,560          $   12,916                 $    14,147
       6/30/1999            $    13,349          $   12,715                 $    13,944
       7/31/1999            $    13,384          $   12,748                 $    13,994
       8/31/1999            $    13,254          $   12,624                 $    13,882
       9/30/1999            $    13,222          $   12,594                 $    13,887
      10/31/1999            $    13,026          $   12,408                 $    13,737
      11/30/1999            $    13,193          $   12,566                 $    13,883
      12/31/1999            $    13,105          $   12,482                 $    13,779
       1/31/2000            $    13,042          $   12,422                 $    13,718
       2/29/2000            $    13,244          $   12,615                 $    13,877
       3/31/2000            $    13,571          $   12,926                 $    14,180
       4/30/2000            $    13,454          $   12,815                 $    14,096
       5/31/2000            $    13,340          $   12,706                 $    14,023
       6/30/2000            $    13,754          $   13,100                 $    14,395
       7/31/2000            $    13,965          $   13,302                 $    14,595
       8/31/2000            $    14,211          $   13,536                 $    14,819
       9/30/2000            $    14,092          $   13,422                 $    14,742
      10/31/2000            $    14,288          $   13,609                 $    14,903
      11/30/2000            $    14,448          $   13,761                 $    15,016
      12/31/2000            $    14,958          $   14,247                 $    15,387
       1/31/2001            $    15,050          $   14,335                 $    15,540
       2/28/2001            $    15,102          $   14,384                 $    15,589
       3/31/2001            $    15,213          $   14,491                 $    15,730
       4/30/2001            $    14,831          $   14,127                 $    15,560
       5/31/2001            $    15,052          $   14,337                 $    15,728
       6/30/2001            $    15,197          $   14,475                 $    15,833
       7/31/2001            $    15,524          $   14,786                 $    16,067
       8/31/2001            $    15,871          $   15,117                 $    16,333
       9/30/2001            $    15,783          $   15,033                 $    16,277
      10/31/2001            $    16,041          $   15,279                 $    16,471
      11/30/2001            $    15,769          $   15,020                 $    16,332
      12/31/2001            $    15,529          $   14,791                 $    16,177
       1/31/2002            $    15,830          $   15,078                 $    16,457
       2/28/2002            $    16,112          $   15,347                 $    16,655
       3/31/2002            $    15,601          $   14,860                 $    16,328
       4/30/2002            $    15,996          $   15,236                 $    16,646
       5/31/2002            $    16,126          $   15,360                 $    16,748
       6/30/2002            $    16,332          $   15,556                 $    16,926
       7/31/2002            $    16,579          $   15,791                 $    17,144
       8/31/2002            $    16,786          $   15,988                 $    17,350
       9/30/2002            $    17,205          $   16,388                 $    17,730
      10/31/2002            $    16,813          $   16,015                 $    17,435
      11/30/2002            $    16,652          $   15,861                 $    17,362
      12/31/2002            $    17,161          $   16,346                 $    17,728
       1/31/2003            $    16,959          $   16,153                 $    17,684
       2/28/2003            $    17,366          $   16,541                 $    17,932
       3/31/2003            $    17,322          $   16,500                 $    17,942
       4/30/2003            $    17,497          $   16,666                 $    18,061
       5/31/2003            $    18,089          $   17,230                 $    18,483
       6/30/2003            $    17,906          $   17,055                 $    18,406
       7/31/2003            $    16,921          $   16,117                 $    17,762
       8/31/2003            $    17,116          $   16,303                 $    17,895
       9/30/2003            $    17,853          $   17,005                 $    18,421
      10/31/2003            $    17,646          $   16,808                 $    18,329
      11/30/2003            $    17,883          $   17,033                 $    18,519
      12/31/2003            $    18,031          $   17,175                 $    18,673
       1/31/2004            $    18,066          $   17,207                 $    18,780
       2/29/2004            $    18,450          $   17,574                 $    19,061
       3/31/2004            $    18,234          $   17,368                 $    18,995
       4/30/2004            $    17,604          $   16,767                 $    18,544
       5/31/2004            $    17,570          $   16,736                 $    18,478

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 05/31/04 (%)

SHARE CLASS                    A                 B                 C
INCEPTION                  11/20/85          05/05/92          08/01/97
SALES CHARGE           WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH
6-month (cumulative)    -1.72    -6.39    -2.09    -6.86    -1.94    -2.90
1 -year                 -2.85    -7.46    -3.58    -8.21    -3.28    -4.21
5- year                  5.33     4.31     4.55     4.21     4.86     4.86
10- year                 5.80     5.28     5.01     5.01     5.23     5.23

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)

SHARE CLASS                    A                 B                 C
SALES CHARGE           WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH
6-month (cumulative)    2.14     -2.71    1.76     -3.20    1.91     0.92
1- year                 5.26      0.26    4.48     -0.52    4.79     3.79
5 -year                 5.98      4.96    5.20      4.87    5.51     5.51
10- year                6.32      5.81    5.53      5.53    5.74     5.74

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through the first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year -- 1%, thereafter--0% and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on November 20, 1985, class B shares were initially offered on May 5, 1992, and class C shares were initially offered on August 1, 1997.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 06/01/94 - 05/31/04 ($)

SALES CHARGE      WITHOUT      WITH
Class A           17,570      16,736
Class B           16,307      16,307
Class C           16,643      16,643

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

ECONOMIC UPDATE
                                                COLUMBIA TAX-EXEMPT INSURED FUND

The US economy moved ahead at a steady pace during the six-month period that began December 1, 2003 and ended May 31, 2004. Annualized gross domestic product for the period was slightly higher than 4.0%--comfortably above the economy's long-term average growth rate of 3.0%. Inflation edged up as energy prices rose, but remained relatively low.

Consumer confidence was generally strong going into the period, but sluggish job growth put a damper on confidence early in 2004. However, consumer spending on retail goods and autos remained strong, and the housing market continued to soar. When nearly a million new jobs were added to the economy between March and May, consumer confidence moved higher again and buoyed the outlook for the economy in the second half of the year.

The business sector also showed signs of improvement during the period. Industrial production registered steady gains. Business spending on technology and capital equipment also picked up.

BOND PERFORMANCE VARIED ACROSS SECTORS

Although the US bond market began the period with modest gains, they were whittled away as the economy strengthened and the employment picture brightened. At the prospect of higher short-term interest rates, which the Federal Reserve Board signaled it was prepared to raise, investment-grade bond prices fell and the yield on the 10-year US Treasury bond rose sharply in the final two months of the period. The Lehman Brothers Aggregate Bond Index, a broad measure of investment-grade bond performance, gained only 0.60% for the six-month period. The high-yield bond sector, which historically has been less vulnerable to the threat of higher interest rates than other fixed-income sectors, managed to hold onto more of its gains. The six-month return for the Merrill Lynch US High Yield, Cash Pay Index was 2.19%.

Money market yields remained below 1% as the Fed kept short-term interest rates at their historical lows. However, the period ended with the expectation that these key interest rates are likely to move higher now that the economy appears to be on solid ground.

US, FOREIGN STOCKS HEADED HIGHER

The US stock market snapped a three-year losing streak in 2003. However, returns slowed early in 2004 in response to a mixed job outlook. When job growth was disappointing in January and February, investors worried about the economic recovery. Then, when job numbers soared from March through May, they became concerned about interest rates. Renewed fears about terrorism also weighed on investor confidence. The S&P 500 Index returned 6.79% for this six-month period. In general, small and mid-cap stocks performed better than large-cap stocks. However, large-cap stocks held up better when stocks retreated in the second half of the period. Value stocks edged out growth stocks, as measured by the Russell indices, but the margin of difference between the two style groups was slight. And growth stocks held up slightly better than value stocks as the market retreated.

Foreign stock markets did better than the US stock market as investors anticipated a more robust pick-up in economic growth. The MSCI EAFE Index, a broad measure of performance of 21 developed equity markets in Europe, Australasia (which includes Australia and New Zealand) and the Far East, returned 10.32% for the period.

[SIDENOTE]

SUMMARY
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2004

- PERFORMANCE IN THE FIXED-INCOME UNIVERSE WAS LED BY HIGH-YIELD BONDS, WHICH RETURNED 2.19% AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX. INVESTMENT GRADE BONDS EKED OUT A 0.60% RETURN, AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. PERFORMANCE WAS HAMPERED BY THE THREAT OF HIGHER SHORT-TERM INTEREST RATES AHEAD.

MERRILL LYNCH INDEX               2.19%

LEHMAN INDEX                      0.60%

- STOCK MARKETS AROUND THE WORLD BENEFITED FROM A PICK-UP IN ECONOMIC GROWTH, BUT MOST OF THE GAINS FOR THE PERIOD WERE REPORTED IN 2003. BOTH THE S&P 500 INDEX AND THE MSCI EAFE INDEX POSTED SOLID RETURNS DESPITE WEAKNESS NEAR THE END OF THE PERIOD.

S&P INDEX                          6.79%

MSCI INDEX                        10.32%

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The MSCI EAFE Index is an unmanaged, market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East.

PORTFOLIO MANAGER'S REPORT
                                                COLUMBIA TAX-EXEMPT INSURED FUND

For the six-month period ended May 31, 2004, Columbia Tax-Exempt Insured Fund class A shares returned negative 1.72%. The fund trailed its peer group, the Lipper Insured Municipal Debt Universe Funds Category, which averaged negative 0.97%(1). Fund performance was also lower than its benchmark, the Lehman Brothers Municipal Bond Index, which returned negative 0.22% for the period. Although the fund's emphasis on intermediate bonds with good call protection has helped performance over the long term, it hurt performance during this six-month period as interest rates rose. The fund was also held back by its longer duration relative to its benchmark and peer group.

MUNICIPAL YIELDS RISE

Although the federal funds rate remained at an historical low of 1% during the period, the Federal Reserve Board appeared poised to raise short-term interest rates after a spate of strong economic news late in the period. The report that nearly a million new jobs had been added to the labor market between March and May fueled widespread speculation that a rate hike could come as early as June(2). In response, municipal bond yields rose along with the yields on other fixed-income securities, and prices fell because bond yields and prices move in opposite directions.

In this environment, yields on bonds with intermediate maturities rose more than yields on longer-term bonds. Therefore, the fund's emphasis on intermediate-term bonds detracted from performance. The fund's investment in non-callable bonds was also a factor in its shortfall against its benchmark. The yields on non-callable bonds are slightly lower than the yields on bonds that can be redeemed before they mature and their price sensitivity to interest rate changes is higher.

FUND POSITIONED FOR DECLINING INTERMEDIATE-TERM INTEREST RATES

We view the recent run-up in yields on intermediate-term bonds as overdone. While we share the market's opinion that the Fed is likely to raise its short-term rates modestly in the coming months, intermediate-and longer-term rates appear to have adjusted to this likely event. If inflation remains low, as we expect, and economic growth slows to a steady, but more sustainable pace, intermediate- and long-term bonds

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

(2) On June 30, 2004, the Federal Reserve increased the federal funds rate to 1.25%.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 05/31/04 ($)

   Class A                        8.41
   Class B                        8.41
   Class C                        8.41

DISTRIBUTIONS DECLARED PER SHARE 12/01/03 - 05/31/04 ($)

   Class A                        0.25
   Class B                        0.22
   Class C                        0.23

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions are from both income and capital gains.

SEC YIELDS AS OF 05/31/04 (%)

   Class A                        3.24
   Class B                        2.67
   Class C                        2.96

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS AS OF 05/31/04 (%)

   Class A                        4.98
   Class B                        4.11
   Class C                        4.55

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

may be viewed as fairly valued or even attractive. Sustained job growth and increasing inflationary pressure could cause us to change our outlook and the fund's positioning. However, until signs of either occur, we expect to continue to focus on bonds in the 15- to 20-year maturity range with good call protection.

[PHOTO OF GARY SWAYZE]

Gary Swayze has managed the Columbia Tax-Exempt Insured Fund since September 1997 and has been with the advisor and its predecessors since 1997.

/s/ Gary Swayze


Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Interest income from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations.

While insurance reduces credit risk, it does not protect against fluctuations in the value of the fund's shares caused by interest rate changes or other factors. Insurance premiums also reduce the fund's yield.

[SIDENOTE]

WE EXPECT TO CONTINUE TO FOCUS ON BONDS IN THE 15- TO 20-YEAR MATURITY RANGE WITH GOOD CALL PROTECTION.

FINANCIAL STATEMENTS
MAY 31, 2004                                    COLUMBIA TAX-EXEMPT INSURED FUND

                                        A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS
               INVESTMENT PORTFOLIO     The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to
                                        demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES     This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by
                                        subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and
                                        non-investment assets. The share price for each class is
                                        calculated by dividing net assets for that class by the
                                        number of shares outstanding in that class as of the last
                                        day of the reporting period.

            STATEMENT OF OPERATIONS     This statement details income earned by the fund and the
                                        expenses accrued by the fund during the reporting period.
                                        The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the
                                        period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from
                                        operations.

 STATEMENT OF CHANGES IN NET ASSETS     This statement demonstrates how the fund's net assets were affected by its operating results, distributions to
                                        shareholders and shareholder transactions (e.g.,
                                        subscriptions, redemptions and dividend reinvestments)
                                        during the reporting period. The Statement of Changes in Net
                                        Assets also details changes in the number of shares
                                        outstanding.

      NOTES TO FINANCIAL STATEMENTS     These notes disclose the organizational background of the
                                        fund, its significant accounting policies (including those surrounding security valuation, income recognition and
                                        distributions to shareholders), federal tax information,
                                        fees and compensation paid to affiliates and significant
                                        risks and contingencies.

               FINANCIAL HIGHLIGHTS     The financial highlights demonstrate how the fund's net
                                        asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class
                                        expenses and net investment income as a percentage of
                                        average net assets).

INVESTMENT PORTFOLIO
MAY 31, 2004 (UNAUDITED)                        COLUMBIA TAX-EXEMPT INSURED FUND

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 97.8%
EDUCATION - 5.8%
EDUCATION - 5.8%
                     CA STATE PUBLIC WORKS BOARD    UCLA Replacement Hospital,
                                                    Series 2002 A,
                                                      5.375% 10/01/15                                    1,000,000        1,078,990
                   MA STATE HEALTH & EDUCATIONAL    Harvard University,
                            FACILITIES AUTHORITY    Series 1991 N,
                                                      6.250% 04/01/20                                    3,000,000        3,567,300

                 NC UNIVERSITY OF NORTH CAROLINA    Series 2002 A,
                                                      5.375% 04/01/21                                      750,000          795,172

                 OH CINCINNATI TECHNICAL COLLEGE    Series 2002,
                                                      5.000% 10/01/15                                    1,000,000        1,073,410

                  OH UNIVERSITY GENERAL RECEIPTS      5.000% 12/01/11                                    1,500,000        1,633,890

                             WV STATE UNIVERSITY    Series 2000 A,
                                                      (a) 04/01/17                                       2,480,000        1,313,656
                                                                                                                      -------------
                                                                                                   Education Total        9,462,418
STUDENT LOAN - 0.0%

            AL STATE HIGHER EDUCATION LOAN CORP.    Series 1994 C, AMT,
                                                      5.850% 09/01/04                                       60,000           60,542
                                                                                                                      -------------
                                                                                                Student Loan Total           60,542
                                                                                                                      -------------
                                                                                                   EDUCATION TOTAL        9,522,960
HEALTH CARE - 5.8%

HOSPITALS - 5.8%

    MA HEALTH & EDUCATIONAL FACILITIES AUTHORITY    Valley Regional Health System,
                                                    Series 1994 C,
                                                      7.000% 07/01/08                                    1,585,000        1,816,172

                   MS STATE HOSPITAL EQUIPMENT &    Rush Medical Foundation Project,
                            FACILITIES AUTHORITY    Series 1992,
                                                      6.700% 01/01/18                                      250,000          250,917

                TN KNOX CITY HEALTH, EDUCATION &    Series 1993,
                              HOUSING FACILITIES      5.250% 01/01/15 (b)                                5,000,000        5,343,400

                       UT STATE BOARD OF REGENTS    University of Utah, Series 2001,
                                                      5.500% 08/01/15                                    1,000,000        1,071,430

                   WI STATE HEALTH & EDUCATIONAL    Bellin Memorial Hospital,
                            FACILITIES AUTHORITY    Series 1993,
                                                      6.625% 02/15/08                                    1,000,000        1,099,070

                                              See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HEALTH CARE - (CONTINUED)
HOSPITALS - (CONTINUED)

                                                    Waukesha Memorial Hospital,
                                                    Series 1990 B,
                                                      7.250% 08/15/19                                       40,000           40,167
                                                                                                                      -------------
                                                                                                   Hospitals Total        9,621,156
                                                                                                                      -------------
                                                                                                 HEALTH CARE TOTAL        9,621,156
HOUSING - 0.7%

SINGLE FAMILY - 0.7%

     LA JEFFERSON PARISH HOME MORTGAGE AUTHORITY    Series 1999 B-1, AMT,
                                                      6.750% 06/01/30                                      690,000          738,410

                 MA STATE HOUSING FINANCE AGENCY    Series 1992, AMT,
                                                      7.125% 06/01/25                                      475,000          475,328
                                                                                                                      -------------
                                                                                               Single Family Total        1,213,738
                                                                                                                      -------------
                                                                                                     HOUSING TOTAL        1,213,738
OTHER - 8.4%

POOL/BOND BANK - 1.2%

                     MI MUNICIPAL BOND AUTHORITY    Local Government Loan Program,
                                                    Series 1991 C,
                                                      (a) 06/15/15                                       3,380,000        2,010,120
                                                                                                                      -------------
                                                                                              Pool/Bond Bank Total        2,010,120
REFUNDED/ESCROWED (c) - 7.2%

                      FL MELBOURNE WATER & SEWER    Series 2000 A,
                                                      (a) 10/01/18                                       1,000,000          495,260

       FL TAMPA BAY WATER UTILITY SYSTEM REVENUE    Series 1999,
                                                      9.950% 10/01/29 (d)(e)                             1,000,000        1,274,540

                  GA FULTON COUNTY WATER & SEWER    Series 1992,
                                                      6.375% 01/01/14                                    5,810,000        6,743,202

           GA STATE MUNICIPAL ELECTRIC AUTHORITY    Series 1997 Y,
                                                      6.400% 01/01/13                                       55,000           63,765

                     PA POTTSTOWN BORO AUTHORITY    Sewer Revenue, Series 1991 7-B,
                                                      (a) 11/01/16                                       1,000,000          552,000

              SC PIEDMONT MUNICIPAL POWER AGENCY    Series 1991 A,
                                                      6.125% 01/01/07                                       75,000           81,839

See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
OTHER - (CONTINUED)
REFUNDED/ESCROWED (c) - (CONTINUED)

                 TX STATE MUNICIPAL POWER AGENCY    Series 1989:
                                                      (a) 09/01/10                                         320,000          251,859
                                                      (a) 09/01/11                                         510,000          380,057
                                                      (a) 09/01/12                                         185,000          130,266
                                                    Series 1993,
                                                      (a) 09/01/15                                         170,000          100,433

             WA STATE PUBLIC POWER SUPPLY SYSTEM    Nuclear Project No. 2,
                                                    Series 1992 A,
                                                      (a) 07/01/11                                       2,315,000        1,736,018
                                                                                                                      -------------
                                                                                           Refunded/Escrowed Total       11,809,239
                                                                                                                      -------------
                                                                                                       OTHER TOTAL       13,819,359
TAX-BACKED - 43.9%
LOCAL APPROPRIATED - 5.0%

                   IL CHICAGO BOARD OF EDUCATION    Series 1992 A,
                                                      6.250% 01/01/15                                    6,000,000        6,941,760

     IL METROPOLITAN PIER & EXPOSITION AUTHORITY    McCormick Place,
                                                    Series 1993 A,
                                                      (a) 06/15/19                                       3,000,000        1,385,640
                                                                                                                      -------------
                                                                                          Local Appropriated Total        8,327,400

LOCAL GENERAL OBLIGATIONS - 21.1%

            AZ MOHAVE COUNTY HIGH SCHOOL UNIFIED    Series 1992 B,
                                 SCHOOL DISTRICT      8.500% 07/01/06                                      250,000          282,128

                                       AZ TUCSON    Series 1994 G,
                                                      7.625% 07/01/14                                    3,140,000        4,051,605

               CA ALVORD UNIFIED SCHOOL DISTRICT    Series 2002 A,
                                                      5.900% 02/01/19                                    1,975,000        2,271,349

                  CA EAST SIDE UNION HIGH SCHOOL    Series B,
                                                      5.100% 02/01/18                                    1,500,000        1,605,030

               CA FRESNO UNIFIED SCHOOL DISTRICT    Series 2002 A,
                                                      6.000% 02/01/19                                    1,000,000        1,159,770

        CO EL PASO COUNTY SCHOOL DISTRICT NO. 11    Series 1996,
                                                      7.100% 12/01/18                                    4,420,000        5,648,981

        CO HIGHLANDS RANCH METROPOLITAN DISTRICT    Series 1996,
                                           NO. 2      6.500% 06/15/12                                    1,000,000        1,182,620

                       IL CHICAGO, CITY COLLEGES    Series 1999,
                                                      (a) 01/01/14                                       2,000,000        1,279,680

                                              See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
LOCAL GENERAL OBLIGATIONS - (CONTINUED)

           IL CHICAGO PUBLIC BUILDING COMMISSION    Series 1999 B,
                                                      5.250% 12/01/18                                    1,000,000        1,079,270

          IL STATE DEVELOPMENT FINANCE AUTHORITY    Elgin School District No. U46,
                                                    Series 2001,
                                                      (a) 01/01/13                                       2,500,000        1,694,225

                                    MD BALTIMORE    Series 1989,
                                                      7.000% 10/15/09                                    1,205,000        1,421,273

                   MI ANCHOR BAY SCHOOL DISTRICT    Series 2000 II,
                                                      6.000% 05/01/10                                      500,000          568,555

                                 NV CLARK COUNTY    Series 1992 A,
                                                      7.500% 06/01/07                                      350,000          398,731

             OH GARFIELD HEIGHTS SCHOOL DISTRICT    Series 2001,
                                                      5.375% 12/15/16                                    1,740,000        1,921,673

                     OH HILLIARD SCHOOL DISTRICT    Series 2000,
                                                      5.750% 12/01/24                                    1,000,000        1,074,110

          OR MULTNOMAH-CLACKAMAS SCHOOL DISTRICT    Series 2001,
                                         NO. 10J      5.500% 06/15/12                                    1,595,000        1,765,027

             PA CORNWALL-LEBANON SCHOOL DISTRICT    Series 2001,
                                                      (a) 03/15/17                                       1,500,000          802,290

                               TN LINCOLN COUNTY    Series 2001,
                                                      5.250% 04/01/16                                    1,470,000        1,601,300

                             TX GALVESTON COUNTY    Series 2001,
                                                      (a) 02/01/20                                       1,510,000          664,068

                                   VA PORTSMOUTH      5.000% 07/01/17                                    1,000,000        1,055,950

          WA CLARK COUNTY SCHOOL DISTRICT NO. 37    Series 2001 C,
                                                      (a) 12/01/16                                       3,000,000        1,619,490

         WA KING COUNTY SCHOOL DISTRICT ISSAQUAH    Series 2001,
                                         NO. 411      5.625% 06/01/15                                    1,500,000        1,672,845
                                                                                                                      -------------
                                                                                                     Local General
                                                                                                 Obligations Total       34,819,970

SPECIAL NON-PROPERTY TAX - 9.4%

     IL METROPOLITAN PIER & EXPOSITION AUTHORITY    McCormick Place Expansion Project,
                                                    Series 1993 A,
                                                      (a) 06/15/16                                       3,750,000        2,078,213

    NJ STATE TRANSPORTATION TRUST FUND AUTHORITY    Series 2001 C,
                                                      5.500% 12/15/15                                    1,685,000        1,873,973

See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
SPECIAL NON-PROPERTY TAX - (CONTINUED)

          NY CITY TRANSITIONAL FINANCE AUTHORITY    Series 2002 C,
                                                      5.250% 08/01/18                                    1,500,000        1,580,340

      NY STATE LOCAL GOVERNMENT ASSISTANCE CORP.    Series 1993 E,
                                                      5.000% 04/01/21                                    1,000,000        1,026,360

        PR COMMONWEALTH OF PUERTO RICO HIGHWAY &    Series 1996 Y,
                        TRANSPORTATION AUTHORITY      6.250% 07/01/12                                    3,000,000        3,536,370
                                                    Series 2003 AA,
                                                      5.500% 07/01/16                                    1,000,000        1,121,220

                                      TX HOUSTON    Hotel Occupancy Tax & Special Revenue,
                                                    Series 2001 B,
                                                      (a) 09/01/17                                       2,000,000        1,028,440

                 WA CENTRAL PUGET SOUND REGIONAL    Series 1998,
                        TRANSPORTATION AUTHORITY      5.250% 02/01/21                                    3,000,000        3,181,920
                                                                                                                      -------------
                                                                                    Special Non-Property Tax Total       15,426,836

STATE APPROPRIATED - 5.9%

             IN STATE OFFICE BUILDING COMMISSION    Women's Prison,
                                                    Series 1995 B,
                                                      6.250% 07/01/16                                    8,000,000        9,390,320

                                        MI STATE    525 Redevco, Inc.,
                                                    Series 2000,
                                                      (a) 06/01/21                                       1,000,000          409,690
                                                                                                                      -------------
                                                                                          State Appropriated Total        9,800,010

STATE GENERAL OBLIGATIONS - 2.5%

                                        CA STATE    Series 1995,
                                                      10.000% 10/01/06                                   1,000,000        1,173,750
                                                    Series 2002,
                                                      6.000% 04/01/17                                    2,500,000        2,891,725
                                                                                                                      -------------
                                                                                   State General Obligations Total        4,065,475
                                                                                                                      -------------
                                                                                                  TAX-BACKED TOTAL       72,439,691
TRANSPORTATION - 9.5%

AIRPORTS - 2.5%

                                      GA ATLANTA    Series 2000 A,
                                                      5.500% 01/01/26                                    2,000,000        2,238,500

                     PA ALLEGHENY COUNTY AIRPORT    Pittsburgh International Airport,
                                                    Series 1997 A-1, AMT,
                                                      5.750% 01/01/10                                    1,750,000        1,892,905

                                                                                                    Airports Total        4,131,405

                                              See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TRANSPORTATION - (CONTINUED)
PORTS - 0.7%

                              WA PORT OF SEATTLE    Series 2000 B, AMT,
                                                      6.000% 02/01/14                                    1,000,000        1,114,880
                                                                                                                      -------------
                                                                                                       Ports Total        1,114,880

TOLL FACILITIES - 2.3%

                      NY STATE THRUWAY AUTHORITY    Highway & Bridge,
                                                    Series 2001 B,
                                                      5.250% 04/01/15                                      500,000          532,520

         NY TRIBOROUGH BRIDGE & TUNNEL AUTHORITY    Series E,
                                                      5.500% 11/15/20                                      375,000          416,884

                    PA STATE TURNPIKE COMMISSION    Series 2001 T,
                                                      5.500% 12/01/13                                    1,000,000        1,123,310

        WV STATE PARKWAYS ECONOMIC DEVELOPMENT &    Series 2002,
                               TOURISM AUTHORITY      5.250% 05/15/14                                    1,500,000        1,647,120
                                                                                                                      -------------
                                                                                             Toll Facilities Total        3,719,834

TRANSPORTATION - 4.0%

            IL REGIONAL TRANSPORTATION AUTHORITY    Series 1996 C,
                                                      7.750% 06/01/20                                    5,000,000        6,688,700
                                                                                                                      -------------
                                                                                              Transportation Total        6,688,700
                                                                                                                      -------------
                                                                                              TRANSPORTATION TOTAL       15,654,819
UTILITY - 23.7%

INVESTOR OWNED - 0.7%

                    MI ST. CLAIR COUNTY ECONOMIC    Detroit Edison Co.,
                               DEVELOPMENT CORP.    Series 1993 AA,
                                                      6.400% 08/01/24                                    1,000,000        1,130,440
                                                                                                                      -------------
                                                                                              Investor Owned Total        1,130,440

JOINT POWER AUTHORITY - 11.8%

           GA STATE MUNICIPAL ELECTRIC AUTHORITY    Series 1997 Y,
                                                      6.400% 01/01/13                                      945,000        1,095,671

                 TX STATE MUNICIPAL POWER AGENCY    Series 1989:
                                                      (a) 09/01/10                                       4,680,000        3,651,898
                                                      (a) 09/01/11                                       7,390,000        5,460,323
                                                      (a) 09/01/12                                       2,815,000        1,964,617
                                                    Series 1993,
                                                      (a) 09/01/15                                       8,805,000        5,133,579

See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
UTILITY - (CONTINUED)
JOINT POWER AUTHORITY - (CONTINUED)

                             WA ENERGY NORTHWEST    Project No. 1,
                                                    Series 2002 A,
                                                      5.500% 07/01/15                                    2,000,000        2,165,780
                                                                                                                      -------------
                                                                                       Joint Power Authority Total       19,471,868

MUNICIPAL ELECTRIC - 2.6%

                                    AK ANCHORAGE    Series 1993,
                                                      8.000% 12/01/09                                    1,000,000        1,226,820

          CA STATE DEPARTMENT OF WATER RESOURCES    Series 2002 A,
                                                      5.500% 05/01/13                                    2,500,000        2,774,325

            SD HEARTLAND CONSUMER POWER DISTRICT    Series 1992,
                                ELECTRIC REVENUE      6.000% 01/01/09                                      300,000          328,755
                                                                                                                      -------------
                                                                                          Municipal Electric Total        4,329,900

WATER & SEWER - 8.6%

                  FL SAINT JOHN'S COUNTY WATER &    Saint Augustine Shores System,
                                 SEWER AUTHORITY    Series 1991 A:
                                                      (a) 06/01/13                                       2,600,000        1,760,902
                                                      (a) 06/01/14                                       1,500,000          960,495

                        GA ATLANTA WATER & SEWER    Series 1993,
                                                      5.500% 11/01/22                                    1,000,000        1,095,250

                       GA COLUMBUS WATER & SEWER    Series 2002,
                                                      5.000% 05/01/11                                    1,220,000        1,324,920

                  GA FULTON COUNTY WATER & SEWER    Series 1992,
                                                      6.375% 01/01/14                                      190,000          221,631

                  GA MILLEDGEVILLE WATER & SEWER    Water & Sewer Revenue,
                                                      6.000% 12/01/21                                    1,000,000        1,147,490

               MA STATE WATER RESOURCE AUTHORITY    Series 1998 B,
                                                      4.500% 08/01/22                                    1,000,000          952,170

                                 MI GRAND RAPIDS    Series 2000,
                                                      5.250% 01/01/18                                    1,000,000        1,055,770

          NJ CAPE MAY COUNTY MUNICIPAL UTILITIES    Series 2002 A,
                                 SEWER AUTHORITY      5.750% 01/01/16                                    1,000,000        1,132,210

                                    OH CLEVELAND    Series 1993 G,
                                                      5.500% 01/01/21                                    1,015,000        1,109,019

                 OH HAMILTON COUNTY SEWER SYSTEM    Series 2001 A,
                                                      5.250% 12/01/15                                      500,000          533,175

                                              See notes to investment portfolio.

                                                                                                           PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
UTILITY - (CONTINUED)
WATER & SEWER - (CONTINUED)

                    TN CLARKSVILLE WATER & SEWER    Series 2002,
                                                      5.200% 02/01/15                                    1,645,000        1,777,900

                 TX HOUSTON WATER & SEWER SYSTEM    Series 1998 A,
                                                      (a) 12/01/19                                       2,500,000        1,120,875
                                                                                                                      -------------
                                                                                               Water & Sewer Total       14,191,807
                                                                                                                      -------------
                                                                                                     UTILITY TOTAL       39,124,015
                                                  TOTAL MUNICIPAL BONDS
                                                  (COST OF $145,212,621)                                                161,395,738

SHORT-TERM OBLIGATIONS - 1.1%

VARIABLE RATE DEMAND NOTES (f) - 1.1%

         CO DENVER HEALTH AND HOSPITAL AUTHORITY    Healthcare Revenue,
                                                    Series B,
                                                      1.140% 12/01/31                                      400,000          400,000

          IL HEALTH FACILITIES AUTHORITY REVENUE    OSF Healthcare Systems,
                                                      1.100% 11/15/27                                      100,000          100,000

                            IN HEALTH FACILITIES    Fayette Memorial Hospital,
                                                      1.140% 10/01/32                                    1,000,000        1,000,000

                                    NEW YORK, NY    Series A-10,
                                                      1.020% 08/01/16                                      300,000          300,000
                                                                                                                      -------------
                                                  TOTAL SHORT-TERM OBLIGATIONS
                                                  (COST OF $1,800,000)                                                    1,800,000

                                                  TOTAL INVESTMENTS - 98.9%
                                                  (COST OF $147,012,621) (g)                                            163,195,738

                                                  OTHER ASSETS & LIABILITIES, NET - 1.1%                                  1,785,876

                                                  NET ASSETS - 100.0%                                                   164,981,614

    NOTES TO INVESTMENT PORTFOLIO:

(a) Zero coupon bond.

(b) A portion of the security with a market value of $242,590 pledged as collateral for open futures contracts.

(c) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

See notes to financial statements.

(d) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At May 31, 2004, this security amounted to $1,274,540 which represents 0.8% of net assets.

                                                      ACQUISITION    ACQUISITION
    SECURITY                                             DATE           COST
    -----------------------------------------------------------------------------
    FL Tampa Bay Water Utility System Revenue,
    Series 1999, 10.100% 10/01/29                      09/29/99        $ 993,440

(e) Variable rate security. The interest rate shown reflects the rate as of May 31, 2004.

(f) Variable rate demand note. These securities are payable upon demand and are secured by either letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of May 31, 2004.

(g) Cost for federal income tax purposes is $146,657,038.

    At May 31, 2004, the Fund held the following open short futures contracts:

                                                                         UNREALIZED
                                                AGGREGATE   EXPIRATION  DEPRECIATION
    TYPE                            VALUE      FACE VALUE      DATE      AT 05/31/04
    --------------------------------------------------------------------------------
    10 Year U.S. Treasury Note  $ 10,187,250  $ 10,204,573   Sept-2004   $ (17,323)

    The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. A list of these insurers at May 31, 2004 is as follows:

                                                      % OF TOTAL
    INSURER                                           INVESTMENT
    -------------------------------------------------------------
    Financial Guaranty Insurance Co.                    27.2%
    MBIA Insurance Corp.                                26.9
    Ambac Assurance Corp.                               22.9
    Financial Security Assurance, Inc.                  13.1
    Connie Lee Insurance Co.                             1.3
    Capital Guaranty Insurance Co.                       0.7
    GNMA                                                 0.4
                                                        ----
                                                        92.5%
                                                        ----

    ACRONYM                                             NAME
    ------------------------------------------------------------------
    AMT                                        Alternative Minimum Tax

                                              See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2004 (UNAUDITED)                        COLUMBIA TAX-EXEMPT INSURED FUND

                                                                                                       ($)
----------------------------------------------------------------------------------------------------------
                   ASSETS    Investments, at cost                                              147,012,621
                                                                                               -----------
                             Investments, at value                                             163,195,738
                             Cash                                                                   58,191
                             Receivable for:
                               Fund shares sold                                                     18,328
                               Interest                                                          2,432,781
                             Deferred Trustees' compensation plan                                    8,664
                                                                                               -----------
                                                                               Total Assets    165,713,702

              LIABILITIES    Payable for:
                               Fund shares repurchased                                             255,298
                               Futures variation margin                                             49,559
                               Distributions                                                       184,411
                               Investment advisory fee                                              56,526
                               Transfer agent fee                                                   74,462
                               Pricing and bookkeeping fees                                          9,722
                               Audit fee                                                            26,930
                               Custody fee                                                           1,527
                               Distribution and service fees                                        48,623
                             Deferred Trustees' fees                                                 8,664
                             Other liabilities                                                      16,366
                                                                                               -----------
                                                                          Total Liabilities        732,088

                                                                                 NET ASSETS    164,981,614

COMPOSITION OF NET ASSETS    Paid-in capital                                                   149,802,467
                             Undistributed net investment income                                   452,884
                             Accumulated net realized loss                                      (1,439,531)
                             Net unrealized appreciation/depreciation on:
                               Investments                                                      16,183,117
                               Futures contracts                                                   (17,323)

                                                                                 NET ASSETS    164,981,614

                  CLASS A    Net assets                                                        130,914,693
                             Shares outstanding                                                 15,573,328
                             Net asset value per share                                                8.41(a)
                             Maximum offering price per share ($8.41/0.9525)                          8.83(b)

                  CLASS B    Net assets                                                         21,560,037
                             Shares outstanding                                                  2,564,679
                             Net asset value and offering price per share                             8.41(a)

                  CLASS C    Net assets                                                         12,506,884
                             Shares outstanding                                                  1,487,770
                             Net asset value and offering price per share                             8.41(a)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2004 (UNAUDITED)
                                                COLUMBIA TAX-EXEMPT INSURED FUND

                                                                                                                          ($)
-----------------------------------------------------------------------------------------------------------------------------
                         INVESTMENT INCOME     Interest                                                             4,206,114

                                  EXPENSES     Investment advisory fee                                                509,782
                                               Distribution fee:
                                                 Class B                                                               92,491
                                                 Class C                                                               49,315
                                               Service fee:
                                                 Class A                                                              140,745
                                                 Class B                                                               24,664
                                                 Class C                                                               13,140
                                               Transfer agent fee                                                     113,381
                                               Pricing and bookkeeping fees                                            36,510
                                               Trustees' fees                                                           5,099
                                               Custody fee                                                              4,551
                                               Non-recurring costs (See Note 7)                                         4,930
                                               Other expenses                                                          63,063
                                                                                                                   ----------
                                                 Total Expenses                                                     1,057,671
                                               Fees waived by Distributor - Class C                                   (19,750)
                                               Non-recurring costs assumed by Investment Advisor (See Note 7)          (4,930)
                                               Custody earnings credit                                                   (216)
                                                                                                                   ----------
                                                 Net Expenses                                                       1,032,775
                                                                                                                   ----------
                                               Net Investment Income                                                3,173,339

NET REALIZED AND UNREALIZED GAIN (LOSS) ON     Net realized gain (loss) on:
         INVESTMENTS AND FUTURES CONTRACTS       Investments                                                          397,547
                                                 Futures contracts                                                   (216,904)
                                                                                                                   ----------
                                                   Net realized gain                                                  180,643
                                               Net change in unrealized appreciation/depreciation on:
                                                 Investments                                                       (6,481,066)
                                                 Futures contracts                                                    (17,323)
                                                                                                                   ----------
                                                   Net change in unrealized appreciation/depreciation              (6,498,389)
                                                                                                                   ----------
                                               Net Loss                                                            (6,317,746)
                                                                                                                   ----------
                                               Net Decrease in Net Assets from Operations                          (3,144,407)

                                              See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                COLUMBIA TAX-EXEMPT INSURED FUND

                                                                                                        (UNAUDITED)
                                                                                                  SIX MONTHS ENDED      YEAR ENDED
                                                                                                           MAY 31,    NOVEMBER 30,
INCREASE (DECREASE) IN NET ASSETS:                                                                        2004 ($)        2003 ($)
----------------------------------------------------------------------------------------------------------------------------------
                            OPERATIONS   Net investment income                                           3,173,339       6,966,214
                                         Net realized gain on investments and futures contracts            180,643       2,001,252
                                         Net change in unrealized appreciation/depreciation
                                           on investments and futures contracts                         (6,498,389)      4,007,046
                                                                                                  --------------------------------
                                             Net Increase (Decrease) from Operations                    (3,144,407)     12,974,512

DISTRIBUTIONS DECLARED TO SHAREHOLDERS   From net investment income:
                                           Class A                                                      (2,551,201)     (5,517,147)
                                           Class B                                                        (353,648)       (825,781)
                                           Class C                                                        (208,228)       (389,782)
                                         From net realized gains:
                                           Class A                                                      (1,574,608)       (759,066)
                                           Class B                                                        (286,756)       (138,797)
                                           Class C                                                        (135,063)        (53,797)
                                                                                                  --------------------------------
                                             Total Distributions Declared to Shareholders               (5,109,504)     (7,684,370)

                    SHARE TRANSACTIONS   Class A:
                                           Subscriptions                                                 2,543,330      14,820,974
                                           Distributions reinvested                                      2,694,760       3,860,002
                                           Redemptions                                                 (11,829,233)    (26,847,672)
                                                                                                  --------------------------------
                                             Net Decrease                                               (6,591,143)     (8,166,696)
                                         Class B:
                                           Subscriptions                                                   462,604       5,460,670
                                           Distributions reinvested                                        426,222         608,437
                                           Redemptions                                                  (4,561,501)     (7,594,280)
                                                                                                  --------------------------------
                                             Net Decrease                                               (3,672,675)     (1,525,173)
                                         Class C:
                                           Subscriptions                                                 3,345,468       7,611,169
                                           Distributions reinvested                                        205,007         251,476
                                           Redemptions                                                  (2,308,118)     (6,308,163)
                                                                                                  --------------------------------
                                             Net Increase                                                1,242,357       1,554,482
                                         Net Decrease from Share Transactions                           (9,021,461)     (8,137,387)
                                                                                                  --------------------------------
                                             Total Decrease in Net Assets                              (17,275,372)     (2,847,245)

                            NET ASSETS   Beginning of period                                           182,256,986     185,104,231
                                         End of period (including undistributed net investment
                                           income of $452,884 and $392,622, respectively)              164,981,614     182,256,986

                     CHANGES IN SHARES   Class A:
                                           Subscriptions                                                   291,981       1,699,453
                                           Issued for distributions reinvested                             309,049         441,809
                                           Redemptions                                                  (1,369,298)     (3,067,526)
                                                                                                  --------------------------------
                                             Net Decrease                                                 (768,268)       (926,264)
                                         Class B:
                                           Subscriptions                                                    52,392         625,385
                                           Issued for distributions reinvested                              48,843          69,653
                                           Redemptions                                                    (526,872)       (872,274)
                                                                                                  --------------------------------
                                             Net Decrease                                                 (425,637)       (177,236)
                                         Class C:
                                           Subscriptions                                                   380,867         865,705
                                           Issued for distributions reinvested                              23,526          28,788
                                           Redemptions                                                    (270,390)       (727,294)
                                                                                                  --------------------------------
                                             Net Increase                                                  134,003         167,199

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004 (UNAUDITED)                        COLUMBIA TAX-EXEMPT INSURED FUND

NOTE 1. ORGANIZATION

Columbia Tax-Exempt Insured Fund (the "Fund"), a series of Columbia Funds Trust IV (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in insured municipal bonds.

FUND SHARES

The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Restricted securities and investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund may invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded on the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

OPTIONS

The Fund may write call and put options on futures it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended November 30, 2003 was as follows:

Distributions paid from:
   Tax-Exempt Income                           $  6,702,826
   Ordinary Income*                                  29,884
   Long-Term Capital Gains                          951,660

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at May 31, 2004, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation                     $ 16,642,193
   Unrealized depreciation                         (103,493)
                                               ------------
     Net unrealized appreciation               $ 16,538,700

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund and Columbia Tax-Exempt Fund as follows:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
          First $1 billion                0.60%
          Next $2 billion                 0.55%
          Next $1 billion                 0.50%
          Over $4 billion                 0.45%

For the six months ended May 31, 2004, the Fund's annualized effective investment advisory fee rate was 0.57%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the six months ended May 31, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.041%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the six months ended May 31, 2004, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.13%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. For the six months ended May 31, 2004, the Distributor has retained net underwriting discounts of $4,069 on sales of the Fund's Class A shares and received CDSC fees of $0, $61,670 and $1,990 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor equal to 0.20% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended May 31, 2004, the Fund paid $785 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended May 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $15,394,397 and $26,583,401, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended May 31, 2004, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

CONCENTRATION OF CREDIT RISK

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated AAA by Moody's Investors Service, Inc. At May 31, 2004, investments supported by private insurers that represent greater than 5% of the total investments of the Fund were as follows:

INSURER                                  % OF TOTAL INVESTMENTS
  Financial Guaranty Insurance Co.                         27.2%
  MBIA Insurance Corp.                                     26.9
  AMBAC Assurance Corp.                                    22.9
  Financial Security Assurance, Inc.                       13.1

GEOGRAPHIC CONCENTRATION

The Fund has greater than 5% of its total investments at May 31, 2004 invested in debt obligations issued by the states of California, Georgia, Illinois, Indiana, Texas and Washington and their respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the specific state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds, as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

For the six months ended May 31, 2004, Columbia has assumed $4,930 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
                                                COLUMBIA TAX-EXEMPT INSURED FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                          (UNAUDITED)
                                     SIX MONTHS ENDED
                                              MAY 31,                               YEAR ENDED NOVEMBER 30,
CLASS A SHARES                                   2004         2003           2002             2001          2000           1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                  $           8.81       $    8.56      $    8.55        $    8.24     $    7.92      $    8.62

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.16(a)         0.34(a)        0.35(a)(b)       0.37(a)       0.38(c)        0.37
Net realized and unrealized
gain (loss) on investments
and futures contracts                           (0.31)           0.28           0.11(b)          0.37          0.35          (0.61)
                                     ----------------       ---------      ---------        ---------     ---------      ---------
Total from Investment
Operations                                      (0.15)           0.62           0.46             0.74          0.73          (0.24)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                      (0.15)          (0.33)         (0.34)           (0.36)        (0.38)         (0.37)
From net realized gains                         (0.10)          (0.04)         (0.11)           (0.07)        (0.03)         (0.09)
                                     ----------------       ---------      ---------        ---------     ---------      ---------
Total Distributions Declared
to Shareholders                                 (0.25)          (0.37)         (0.45)           (0.43)        (0.41)         (0.46)

NET ASSET VALUE, END OF PERIOD       $           8.41       $    8.81      $    8.56        $    8.55     $    8.24      $    7.92
Total return (d)                                (1.72)%(e)       7.39%(f)       5.61%            9.15%         9.51%         (2.87)%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                                     1.02%(h)        1.06%          1.06%            1.09%         1.07%          1.09%
Net investment income (g)                        3.70%(h)        3.88%          4.10%(b)         4.32%         4.81%          4.53%
Waiver/reimbursement                               --            0.02%            --               --            --             --
Portfolio turnover rate                             9%(e)           5%            11%               9%           15%             5%
Net assets, end of period (000's)    $        130,915       $ 143,982      $ 147,826        $ 146,965     $ 135,291      $ 140,759

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 4.06% to 4.10%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

                                          (UNAUDITED)
                                     SIX MONTHS ENDED
                                              MAY 31,                              YEAR ENDED NOVEMBER 30,
CLASS B SHARES                                   2004            2003           2002             2001          2000           1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                  $           8.81       $    8.56      $    8.55        $    8.24     $    7.92      $    8.62

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.13(a)         0.27(a)        0.28(a)(b)       0.30(a)       0.32(c)        0.31
Net realized and unrealized
gain (loss) on investments
and futures contracts                           (0.31)           0.28           0.12(b)          0.38          0.35          (0.61)
                                     ----------------       ---------      ---------        ---------     ---------      ---------
Total from Investment
Operations                                      (0.18)           0.55           0.40             0.68          0.67          (0.30)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                      (0.12)          (0.26)         (0.28)           (0.30)        (0.32)         (0.31)
From net realized gains                         (0.10)          (0.04)         (0.11)           (0.07)        (0.03)         (0.09)
                                     ----------------       ---------      ---------        ---------     ---------      ---------
Total Distributions Declared
to Shareholders                                 (0.22)          (0.30)         (0.39)           (0.37)        (0.35)         (0.40)

NET ASSET VALUE, END OF PERIOD       $           8.41       $    8.81      $    8.56        $    8.55     $    8.24      $    7.92
Total return (d)                                (2.09)%(e)       6.59%(f)       4.83%            8.36%         8.69%         (3.60)%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                                     1.77%(h)        1.81%          1.81%            1.84%         1.82%          1.84%
Net investment income (g)                        2.95%(h)        3.13%          3.35%(b)         3.57%         4.06%          3.78%
Waiver/reimbursement                               --            0.02%            --               --            --             --
Portfolio turnover rate                             9%(e)           5%            11%               9%           15%             5%
Net assets, end of period (000's)    $         21,560       $  26,347      $  27,120        $  23,954     $  24,417      $  34,383

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 3.31% to 3.35%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

                                          (UNAUDITED)
                                     SIX MONTHS ENDED
                                              MAY 31,                            YEAR ENDED NOVEMBER 30,
CLASS C SHARES                                   2004            2003           2002             2001          2000           1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                  $           8.81       $    8.56      $    8.55        $    8.24     $    7.92      $    8.62

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.14(a)         0.30(a)        0.31(a)(b)       0.33(a)       0.34(c)        0.33
Net realized and unrealized
gain (loss) on investments
and futures contracts                           (0.31)           0.28           0.11(b)          0.37          0.35          (0.61)
                                     ----------------       ---------      ---------        ---------     ---------      ---------
Total from Investment
Operations                                      (0.17)           0.58           0.42             0.70          0.69          (0.28)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                      (0.13)          (0.29)         (0.30)           (0.32)        (0.34)         (0.33)
From net realized gains                         (0.10)          (0.04)         (0.11)           (0.07)        (0.03)         (0.09)
                                     ----------------       ---------      ---------        ---------     ---------      ---------
Total Distributions Declared
to Shareholders                                 (0.23)          (0.33)         (0.41)           (0.39)        (0.37)         (0.42)

NET ASSET VALUE, END OF PERIOD       $           8.41       $    8.81      $    8.56        $    8.55     $    8.24      $    7.92
Total return (d)(e)                             (1.94)%(f)       6.91%          5.14%            8.67%         9.02%         (3.31)%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                                     1.47%(h)        1.51%          1.51%            1.54%         1.52%          1.54%
Net investment income (g)                        3.25%(h)        3.42%          3.65%(b)         3.87%         4.36%          4.08%
Waiver/reimbursement                             0.30%(h)        0.32%          0.30%            0.30%         0.30%          0.30%
Portfolio turnover rate                             9%(f)           5%            11%               9%           15%             5%
Net assets, end of period (000's)    $         12,507       $  11,928      $  10,158        $   6,364     $     676      $     641

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 3.61% to 3.65%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(c) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor/Distributor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

IMPORTANT INFORMATION ABOUT THIS REPORT
                                                COLUMBIA TAX-EXEMPT INSURED FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Tax-Exempt Insured Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

COLUMBIA FUNDS
                                                COLUMBIA TAX-EXEMPT INSURED FUND

               LARGE GROWTH   Columbia Common Stock
                              Columbia Growth
                              Columbia Growth Stock
                              Columbia Large Cap Growth
                              Columbia Tax-Managed Growth
                              Columbia Tax-Managed Growth II
                              Columbia Young Investor

                LARGE VALUE   Columbia Disciplined Value
                              Columbia Growth & Income
                              Columbia Large Cap Core
                              Columbia Tax-Managed Value

              MIDCAP GROWTH   Columbia Acorn Select
                              Columbia Mid Cap Growth
                              Columbia Tax-Managed Aggressive Growth

               MIDCAP VALUE   Columbia Dividend Income
                              Columbia Mid Cap
                              Columbia Strategic Investor

               SMALL GROWTH   Columbia Acorn
                              Columbia Acorn USA
                              Columbia Small Company Equity

                SMALL VALUE   Columbia Small Cap
                              Columbia Small Cap Value

                   BALANCED   Columbia Asset Allocation
                              Columbia Balanced
                              Columbia Liberty Fund

                  SPECIALTY   Columbia Real Estate Equity
                              Columbia Technology
                              Columbia Utilities

       TAXABLE FIXED-INCOME   Columbia Contrarian Income
                              Columbia Corporate Bond
                              Columbia Federal Securities
                              Columbia Fixed Income Securities
                              Columbia High Yield
                              Columbia High Yield Opportunities
                              Columbia Income
                              Columbia Intermediate Bond
                              Columbia Intermediate Government Income
                              Columbia Quality Plus Bond
                              Columbia Short Term Bond
                              Columbia Strategic Income

              FLOATING RATE   Columbia Floating Rate
                              Columbia Floating Rate Advantage

                 TAX EXEMPT   Columbia High Yield Municipal
                              Columbia Intermediate Tax-Exempt Bond
                              Columbia Managed Municipals
                              Columbia National Municipal Bond
                              Columbia Tax-Exempt
                              Columbia Tax-Exempt Insured

    SINGLE STATE TAX EXEMPT   Columbia California Tax-Exempt
                              Columbia Connecticut Intermediate Municipal Bond
                              Columbia Connecticut Tax-Exempt
                              Columbia Florida Intermediate Municipal Bond
                              Columbia Massachusetts Intermediate Municipal Bond
                              Columbia Massachusetts Tax-Exempt
                              Columbia New Jersey Intermediate Municipal Bond
                              Columbia New York Intermediate Municipal Bond
                              Columbia New York Tax-Exempt
                              Columbia Oregon Municipal Bond
                              Columbia Pennsylvania Intermediate Municipal Bond
                              Columbia Rhode Island Intermediate Municipal Bond

               MONEY MARKET   Columbia Money Market
                              Columbia Municipal Money Market

       INTERNATIONAL/GLOBAL   Columbia Acorn International
                              Columbia Acorn International Select
                              Columbia Europe
                              Columbia Global Equity
                              Columbia International Equity
                              Columbia International Stock
                              Columbia Newport Asia Pacific
                              Columbia Newport Greater China
                              Columbia Newport Tiger

                      INDEX   Columbia Large Company Index
                              Columbia Small Company Index
                              Columbia U.S. Treasury Index


Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.




For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.




COLUMBIA TAX-EXEMPT INSURED FUND SEMIANNUAL REPORT, MAY 31, 2004     PRSRT STD
                                                                   U.S. Postage
                                                                       PAID
                                                                   Holliston, MA
                                                                   Permit NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP


(C) 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com



                                                765-03/061S-0504 (07/04) 04/1529

[GRAPHIC]

COLUMBIA UTILITIES FUND

SEMIANNUAL REPORT
MAY 31, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Fund Profile                                                         1

Performance Information                                              2

Economic Update                                                      3

Portfolio Manager's Report                                           4

Financial Statements                                                 6

   Investment Portfolio                                              7

   Statement of Assets and Liabilities                              10

   Statement of Operations                                          11

   Statement of Changes in Net Assets                               12

   Notes to Financial Statements                                    13

   Financial Highlights                                             17

Important Information
About This Report                                                   21


Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.


NOT FDIC    MAY LOSE VALUE
INSURED   -----------------
          NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS
                                                         COLUMBIA UTILITIES FUND

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you. There are no immediate changes planned for fund names or customer service contacts.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement requires the final approval of the SEC and the NYAG. This settlement in principle reflects our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We want you to know that all of the members of your fund's Board of Trustees are independent of the fund's advisor and its affiliates. In addition, the board has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

- APPOINTED AN INTERIM CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH DEDICATED TO MONITORING PERFORMANCE OF INDIVIDUAL FUNDS.

- VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY SENIOR EXECUTIVES OF THE ADVISOR FOR INVESTMENT PERSONNEL AND BY A DESIGNATED COMMITTEE FOR THE BOARD).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

/s/ Thomas C. Theobald              /s/ J. Kevin Connaughton

Thomas C. Theobald                  J. Kevin Connaughton
Chairman, Board of Trustees         President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27,
2004.

FUND PROFILE
                                                         COLUMBIA UTILITIES FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 SECTORS AS OF 05/31/04 (%)

Electric utilities                        59.2
Diversified telecommunication services    14.0
Multi-utilities & unregulated power        8.6
Gas utilities                              6.4
Wireless telecommunication services        5.5

TOP 10 HOLDINGS AS OF 05/31/04 (%)

Verizon Communications                     5.5
TXU                                        5.1
Southern                                   4.9
Exelon                                     4.9
SBC Communications                         4.5
AT&T Wireless Services                     4.1
Dominion Resources                         3.8
PG&E                                       3.7
Consolidated Edison                        3.6
FirstEnergy                                3.6


Holdings and sector breakdowns are calculated as a percentage of net assets.

(C) 2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 05/31/2004.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2004, THE FUND'S CLASS A SHARES RETURNED 10.25%, WITHOUT SALES CHARGE, DURING A PERIOD THAT WAS GENERALLY FAVORABLE FOR UTILITY STOCKS.

- THE FUND DID BETTER THAN BOTH ITS BENCHMARKS, THE S&P UTILITY INDEX AND THE S&P TELECOM INDEX.

- THE FUND WAS HELPED BY ITS RELATIVELY CONSERVATIVE ALLOCATIONS AND GOOD PERFORMANCE FROM HIGH-QUALITY, DIVIDEND-PAYING GAS AND UTILITY STOCKS.

CLASS A SHARES                           10.25%

S&P UTILITY INDEX                         9.07%

S&P TELECOM INDEX                         9.84%

                                    OBJECTIVE
                    Seeks current income and long-term growth

                                TOTAL NET ASSETS
                                 $393.0 million

MORNINGSTAR STYLE BOX

[GRAPHIC]

PERFORMANCE INFORMATION
                                                         COLUMBIA UTILITIES FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 06/01/94 - 05/31/04

            CLASS A SHARES WITHOUT   CLASS A SHARES WITH                                           DOW JONES UTILITY
            SALES CHARGE             SALES CHARGE          S&P UTILITY INDEX   S&P TELECOM INDEX   AVERAGE             S&P 500 INDEX
6/1/94      $10,000                  $ 9,525               $10,000             $10,000             $10,000             $10,000
6/30/94     $ 9,771                  $ 9,307               $ 9,705             $10,120             $ 9,522             $ 9,755
7/31/94     $10,134                  $ 9,653               $10,208             $10,312             $10,018             $10,075
8/31/94     $10,164                  $ 9,681               $10,264             $10,362             $10,167             $10,488
9/30/94     $ 9,907                  $ 9,436               $10,045             $10,192             $ 9,753             $10,231
10/31/94    $10,038                  $ 9,562               $10,221             $10,144             $ 9,749             $10,461
11/30/94    $10,008                  $ 9,533               $10,251             $ 9,510             $ 9,649             $10,080
12/31/94    $10,035                  $ 9,559               $10,311             $ 9,599             $ 9,755             $10,230
1/31/95     $10,691                  $10,183               $10,984             $10,084             $10,379             $10,495
2/28/95     $10,753                  $10,242               $11,061             $10,158             $10,421             $10,904
3/31/95     $10,669                  $10,162               $10,877             $10,219             $10,085             $11,226
4/30/95     $10,889                  $10,371               $11,219             $10,484             $10,453             $11,556
5/31/95     $11,381                  $10,840               $12,027             $10,425             $11,093             $12,018
6/30/95     $11,418                  $10,876               $11,910             $10,751             $10,859             $12,297
7/31/95     $11,491                  $10,946               $11,895             $11,168             $10,963             $12,705
8/31/95     $11,759                  $11,201               $11,841             $11,691             $10,874             $12,737
9/30/95     $12,411                  $11,821               $12,608             $12,657             $11,515             $13,274
10/31/95    $12,680                  $12,078               $12,790             $12,806             $11,529             $13,226
11/30/95    $12,906                  $12,293               $12,934             $13,112             $11,596             $13,807
12/31/95    $13,528                  $12,885               $13,686             $13,662             $12,112             $14,073
1/31/96     $13,789                  $13,134               $13,953             $13,944             $12,405             $14,552
2/29/96     $13,454                  $12,815               $13,521             $13,425             $11,790             $14,687
3/31/96     $13,318                  $12,685               $13,417             $13,085             $11,433             $14,828
4/30/96     $13,173                  $12,547               $13,146             $13,443             $11,290             $15,046
5/31/96     $13,191                  $12,565               $13,344             $13,384             $11,282             $15,434
6/30/96     $13,686                  $13,036               $14,075             $13,497             $11,838             $15,493
7/31/96     $13,152                  $12,527               $13,176             $12,462             $11,024             $14,808
8/31/96     $13,216                  $12,589               $13,471             $12,061             $11,520             $15,121
9/30/96     $13,244                  $12,615               $13,592             $12,201             $11,654             $15,972
10/31/96    $13,783                  $13,129               $14,270             $12,500             $12,184             $16,413
11/30/96    $14,231                  $13,555               $14,559             $13,342             $12,664             $17,654
12/31/96    $14,344                  $13,662               $14,463             $13,809             $12,495             $17,304
1/31/97     $14,643                  $13,948               $14,539             $14,182             $12,495             $18,386
2/28/97     $14,898                  $14,191               $14,435             $14,756             $12,214             $18,529
3/31/97     $14,341                  $13,660               $13,967             $13,598             $11,745             $17,768
4/30/97     $14,454                  $13,768               $13,731             $14,076             $11,629             $18,828
5/31/97     $14,949                  $14,239               $14,339             $14,882             $11,930             $19,975
6/30/97     $15,388                  $14,657               $14,772             $15,316             $12,188             $20,870
7/31/97     $15,608                  $14,867               $15,094             $15,477             $12,659             $22,531
8/31/97     $15,252                  $14,528               $14,809             $14,801             $12,455             $21,269
9/30/97     $16,052                  $15,289               $15,440             $16,165             $12,810             $22,435
10/31/97    $16,130                  $15,364               $15,587             $16,678             $13,037             $21,686
11/30/97    $17,545                  $16,711               $16,759             $18,929             $13,900             $22,690
12/31/97    $18,399                  $17,525               $18,027             $19,507             $14,676             $23,080
1/31/98     $18,379                  $17,506               $17,295             $20,617             $14,150             $23,336
2/28/98     $18,816                  $17,923               $17,882             $20,676             $14,602             $25,019
3/31/98     $20,341                  $19,374               $19,044             $22,918             $15,367             $26,300
4/30/98     $19,777                  $18,838               $18,604             $21,797             $15,289             $26,565
5/31/98     $19,486                  $18,561               $18,537             $21,655             $15,298             $26,108
6/30/98     $19,757                  $18,819               $19,245             $22,071             $15,793             $27,168
7/31/98     $19,664                  $18,730               $18,273             $23,009             $14,975             $26,880
8/31/98     $18,567                  $17,685               $18,701             $20,853             $14,951             $22,993
9/30/98     $19,820                  $18,879               $20,180             $23,191             $16,484             $24,467
10/31/98    $20,391                  $19,423               $19,795             $24,986             $16,200             $26,456
11/30/98    $21,109                  $20,106               $20,088             $26,138             $16,312             $28,060
12/31/98    $22,487                  $21,419               $20,702             $29,724             $16,784             $29,676
1/31/99     $22,213                  $21,158               $19,796             $32,229             $16,273             $30,916
2/28/99     $21,680                  $20,650               $19,039             $31,388             $15,793             $29,955
3/31/99     $21,272                  $20,262               $18,739             $30,726             $15,708             $31,153
4/30/99     $23,034                  $21,940               $20,341             $31,952             $16,743             $32,359
5/31/99     $23,561                  $22,442               $21,624             $32,572             $17,691             $31,595
6/30/99     $24,028                  $22,886               $20,867             $34,822             $17,026             $33,349
7/31/99     $23,778                  $22,648               $20,611             $34,077             $16,910             $32,308
8/31/99     $22,986                  $21,894               $20,821             $30,785             $16,974             $32,150
9/30/99     $22,818                  $21,734               $19,819             $32,281             $16,029             $31,269
10/31/99    $23,507                  $22,391               $20,107             $34,851             $16,477             $33,248
11/30/99    $23,883                  $22,749               $18,615             $36,235             $15,130             $33,923
12/31/99    $25,488                  $24,278               $18,799             $35,412             $15,228             $35,921
1/31/2000   $25,478                  $24,268               $20,839             $34,201             $16,935             $34,118
2/29/2000   $24,337                  $23,181               $19,553             $31,458             $15,502             $33,473
3/31/2000   $25,663                  $24,444               $20,204             $34,934             $15,679             $36,747
4/30/2000   $25,868                  $24,640               $21,776             $32,828             $17,074             $35,641
5/31/2000   $26,438                  $25,182               $22,728             $29,565             $17,653             $34,910
6/30/2000   $25,491                  $24,280               $21,375             $30,073             $16,492             $35,772
7/31/2000   $25,481                  $24,271               $22,891             $27,682             $17,489             $35,214
8/31/2000   $27,308                  $26,011               $26,025             $27,021             $19,546             $37,401
9/30/2000   $28,843                  $27,473               $28,414             $26,791             $21,399             $35,426
10/31/2000  $29,417                  $28,019               $27,320             $27,455             $21,142             $35,278
11/30/2000  $29,234                  $27,846               $27,006             $23,529             $20,897             $32,498
12/31/2000  $30,184                  $28,751               $29,547             $21,668             $22,149             $32,657
1/31/2001   $29,614                  $28,207               $26,675             $24,851             $20,007             $33,816
2/28/2001   $29,498                  $28,097               $27,646             $22,620             $20,753             $30,732
3/31/2001   $28,793                  $27,426               $27,461             $21,495             $20,496             $28,784
4/30/2001   $29,597                  $28,191               $29,059             $22,407             $21,289             $31,020
5/31/2001   $29,582                  $28,177               $28,132             $22,051             $21,130             $31,228
6/30/2001   $28,263                  $26,920               $25,890             $21,096             $19,310             $30,469
7/31/2001   $28,910                  $27,537               $24,696             $22,056             $18,795             $30,171
8/31/2001   $28,606                  $27,247               $24,025             $20,009             $18,304             $28,282
9/30/2001   $27,428                  $26,125               $21,243             $21,155             $16,212             $25,997
10/31/2001  $27,211                  $25,918               $21,166             $18,359             $15,834             $26,493
11/30/2001  $27,110                  $25,823               $20,029             $18,689             $15,103             $28,525
12/31/2001  $27,571                  $26,261               $20,552             $19,014             $15,826             $28,776
1/31/2002   $25,903                  $24,673               $19,368             $17,533             $15,354             $28,356
2/28/2002   $24,665                  $23,493               $18,942             $16,406             $15,029             $27,809
3/31/2002   $27,124                  $25,836               $21,248             $16,060             $16,431             $28,855
4/30/2002   $24,954                  $23,769               $20,852             $13,567             $16,438             $27,106
5/31/2002   $23,033                  $21,939               $19,001             $14,061             $15,501             $26,905
6/30/2002   $19,566                  $18,637               $17,652             $12,306             $14,721             $24,990
7/31/2002   $16,434                  $15,653               $15,184             $10,774             $12,750             $23,043
8/31/2002   $16,716                  $15,922               $15,753             $10,584             $13,036             $23,193
9/30/2002   $13,913                  $13,252               $13,718             $ 9,098             $11,560             $20,672
10/31/2002  $15,022                  $14,308               $13,470             $12,095             $10,656             $22,491
11/30/2002  $15,947                  $15,190               $13,825             $13,532             $10,927             $23,816
12/31/2002  $15,818                  $15,067               $14,387             $12,527             $11,566             $22,418
1/31/2003   $15,226                  $14,503               $13,946             $11,725             $11,167             $21,830
2/28/2003   $14,246                  $13,569               $13,285             $10,748             $10,641             $21,503
3/31/2003   $14,582                  $13,889               $13,936             $10,718             $11,181             $21,711
4/30/2003   $15,434                  $14,701               $15,142             $11,783             $12,087             $23,500
5/31/2003   $16,949                  $16,144               $16,723             $12,572             $13,204             $24,739
6/30/2003   $17,256                  $16,436               $16,912             $13,036             $13,492             $25,056
7/31/2003   $16,331                  $15,555               $15,807             $12,331             $12,682             $25,497
8/31/2003   $16,656                  $15,865               $16,111             $12,331             $12,878             $25,994
9/30/2003   $16,926                  $16,122               $16,828             $11,826             $13,470             $25,718
10/31/2003  $17,202                  $16,385               $17,006             $12,461             $13,583             $27,174
11/30/2003  $17,167                  $16,352               $17,023             $12,304             $13,459             $27,413
12/31/2003  $18,336                  $17,466               $18,165             $13,409             $14,346             $28,849
1/31/2004   $18,839                  $17,944               $18,550             $14,001             $14,618             $29,380
2/29/2004   $19,169                  $18,258               $18,914             $14,284             $14,944             $29,789
3/31/2004   $19,259                  $18,344               $19,103             $14,081             $15,109             $29,339
4/30/2004   $18,841                  $17,946               $18,400             $14,095             $14,706             $28,878
5/31/2004   $18,918                  $18,019               $18,564             $13,516             $14,824             $29,263

The graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P Utility Index is an unmanaged market cap-weighted index of natural gas and electric companies. The S&P Telecom Index is an unmanaged market cap-weighted index of telecommunications companies. The Dow Jones Utility Average is a price-weighted average that measures the performance of the utility industry in the United States. The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 05/31/04 (%)

SHARE CLASS                   A                  B                  C               Z
INCEPTION DATE            08/03/81           05/05/92           08/01/97        01/29/99
SALES CHARGE            WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
6-month (cumulative)     10.25    5.01       9.85    4.85       9.95    8.95      10.41
1-year                   11.67    6.37      10.85    5.85      10.95    9.95      11.97
5-year                   -4.29   -5.21      -5.00   -5.24      -4.98   -4.98      -4.08
10-year                   6.58    6.07       5.79    5.79       5.80    5.80       6.71

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)

SHARE CLASS                    A                   B                  C             Z
SALES CHARGE            WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
6-month (cumulative)     13.78     8.37     13.35     8.35     13.34    12.34     13.94
1-year                   32.08    25.80     30.94    25.94     31.05    30.05     32.33
5-year                   -1.97    -2.92     -2.71    -2.95     -2.69    -2.69     -1.76
10-year                   6.54     6.02      5.75     5.75      5.76     5.76      6.66

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0% and the class C contingent deferred sales charge of 1% for the first year only. Class Z shares are sold only at net asset value with no Rule 12b-1 fees. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have had substantially similar annual returns because class B and class C shares generally have similar expense structures. Class B shares were initially offered on May 5, 1992 and class C shares were initially offered on August 1, 1997. Class Z is a newer class of shares. Its performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for the period prior to the inception of the new class of shares would have been higher. Class A shares were initially offered on August 3, 1981, and class Z shares were initially offered on January 29, 1999.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 06/01/94 - 05/31/04 ($)

SALES CHARGE         WITHOUT     WITH
Class A              18,918     18,019
Class B              17,562     17,562
Class C              17,578     17,578
Class Z              19,136        n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

ECONOMIC UPDATE
                                                         COLUMBIA UTILITIES FUND

The US economy moved ahead at a steady pace during the six-month period that began December 1, 2003 and ended May 31, 2004. Annualized GDP for the period was slightly higher than 4.0%--comfortably above the economy's long-term average growth rate of 3.0%. Inflation edged up as energy prices rose, but remained relatively low.

Consumer confidence was generally strong going into the period, but sluggish job growth put a damper on confidence early in 2004. However, consumer spending on retail goods and autos remained strong, and the housing market continued to soar. When nearly a million new jobs were added to the economy between March and May, consumer confidence moved higher again and buoyed the outlook for the economy in the second half of the year.

The business sector also showed signs of improvement during the period. Industrial production registered steady gains. Business spending on technology and capital equipment also picked up.

BOND PERFORMANCE VARIED ACROSS SECTORS

Although the US bond market began the period with modest gains, they were whittled away as the economy strengthened and the employment picture brightened. At the prospect of higher short-term interest rates, which the Federal Reserve Board signaled it was prepared to raise, investment-grade bond prices fell and the yield on the 10-year US Treasury bond rose sharply in the final two months of the period. The Lehman Brothers Aggregate Bond Index, a broad measure of investment-grade bond performance, gained only 0.60% for the six-month period. The high-yield bond sector, which historically has been less vulnerable to the threat of higher interest rates than other fixed-income sectors, managed to hold onto more of its gains. The six-month return for the Merrill Lynch US High Yield, Cash Pay Index was 2.19%.

Money market yields remained below 1% as the Federal Reserve Board kept short-term interest rates at their historical lows. However, the period ended with the expectation that these key interest rates are likely to move higher now that the economy appears to be on solid ground.

US, FOREIGN STOCKS HEADED HIGHER

The US stock market snapped a three-year losing streak in 2003. However, returns slowed early in 2004 in response to a mixed outlook for jobs. When job growth was disappointing in January and February, investors worried about the economic recovery. Then, when job numbers soared from March through May, they became concerned about interest rates. Renewed fears about terrorism also weighed on investor confidence. The S&P 500 Index returned 6.79% for this six-month period. In general, small and mid-cap stocks performed better than large-cap stocks. However, large-caps held up better when stocks retreated in the second half of the period. Value stocks edged out growth stocks, as measured by the Russell indices, but the margin of difference between the two style groups was slight. And growth stocks held up slightly better than value stocks as the market retreated.

Foreign stock markets did better than the US stock market as investors anticipated a more robust pick-up in economic growth. The MSCI EAFE Index, a broad measure of performance of 21 developed equity markets in Europe, Australasia (which includes Australia and New Zealand) and the Far East, returned 10.32% for the period.

[SIDENOTE]

SUMMARY

FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2004

- STOCK MARKETS AROUND THE WORLD BENEFITED FROM A PICK-UP IN ECONOMIC GROWTH, BUT MOST OF THE GAINS FOR THE PERIOD WERE REPORTED IN 2003. BOTH THE S&P 500 INDEX AND THE MSCI EAFE INDEX POSTED SOLID RETURNS DESPITE WEAKNESS NEAR THE END OF THE PERIOD.

S&P INDEX                             6.79%

MSCI INDEX                           10.32%

- PERFORMANCE IN THE FIXED-INCOME UNIVERSE WAS LED BY HIGH-YIELD BONDS, WHICH RETURNED 2.19% AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX. INVESTMENT GRADE BONDS EKED OUT A 0.60% RETURN, AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. PERFORMANCE WAS HAMPERED BY THE THREAT OF HIGHER SHORT-TERM INTEREST RATES AHEAD.

MERRILL LYNCH INDEX                  2.19%

LEHMAN INDEX                         0.60%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The MSCI EAFE Index is an unmanaged, market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

PORTFOLIO MANAGER'S REPORT
                                                         COLUMBIA UTILITIES FUND

For the six-month period ended May 31, 2004, Columbia Utilities Fund class A shares returned 10.25% without sales charge. The fund outperformed the S&P Utility Index and the S&P Telecom Index, which returned 9.07% and 9.84%, respectively, for the period. The fund's conservative allocations, as well as good returns from selected holdings within telecommunications, gas and electric utilities, aided performance during the period.

TELECOMMUNICATIONS, GAS AND ELECTRIC UTILITIES REBOUND ON STRONGER ECONOMIC NEWS

Telecommunications stocks were a plus for performance as the sector rebounded after a disappointing 2003. The buyout of AT&T Wireless Services at a large premium resulted in a significant gain for the fund. And while there was continued uncertainty over whether local telephone carriers would be required to continue leasing their lines to long-distance carriers for low prices, the issue did not result in the price volatility that occurred last year. As a result, the fund's investments in AT&T Wireless Services, Verizon Communications and SBC Communications also aided the fund's return.

The fund's investments in gas and electric utilities, especially our positions in TXU and PG&E, also helped it outperform its benchmarks. In fact, we added to our holdings of TXU during the period, on the belief that they will continue to benefit if the economy strengthens. We also increased our exposure to Exelon and Progress Energy, both electric utilities.

In order to fund these purchases, we took advantage of the strong performance of Verizon and SBC to sell a portion of our positions at a profit. We also reduced exposure to BellSouth, which lost ground during the period. However, we continue to maintain substantial exposure to all three stocks.

UNDEREXPOSURE TO MERCHANT ENERGY BENEFITS THE FUND

The fund's relatively light exposure to unregulated utilities benefited relative performance as the merchant energy group lagged other utility sectors. Calpine, which is only a small position in the fund, declined more than 10% during the period. However, our underexposure was not a plus across the board. We were also light on AES, which performed well during the period.

Nevertheless, we continue to view the merchant energy group with some skepticism. Many of the companies have faced rating-agency downgrades in recent years. As we approached the summer season, there was a good deal of speculation--even hope--regarding hot weather, which might help boost revenues for the group. However, even if a hot summer were to help in the short term, our longer-term view for merchant energy companies is not positive; hence, our continued light exposure.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 05/31/04 ($)

Class A                       10.86
Class B                       10.85
Class C                       10.86
Class Z                       10.84

DISTRIBUTIONS DECLARED PER SHARE 12/01/03 - 05/31/04 ($)

Class A                        0.13
Class B                        0.09
Class C                        0.09
Class Z                        0.14

HOLDINGS DISCUSSED IN THIS REPORT AS OF 05/31/04 (%)

AT&T Wireless Services          4.1
Verizon Communications          5.5
SBC Communications              4.5
TXU                             5.1
PG&E                            3.7
Exelon                          4.9
Progress Energy                 2.2
BellSouth                       2.7
Calpine                         0.2
AES                             0.8

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

FOCUS ON DIVIDEND-PAYING COMPANIES WITH MORE PREDICTABLE EARNINGS

In an effort to control the fund's volatility relative to its benchmark, we expect to continue to align our industry weightings more closely with those of the fund's benchmarks - a process that has been underway since last year. We also expect to continue to favor regulated electric utility companies because we believe the sector has the potential to generate attractive income. At the same time, we are committed to looking for steady, dividend-paying companies that are capable of generating solid income.

[PHOTO OF EDWARD PAIK]

Edward Paik has managed Columbia Utilities Fund since January 2003 and has been with the advisor or its predecessors since 2000.

/s/ Edward Paik


An investment in Columbia Utilities Fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations that could occur in response to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

The value of your investments may be affected by fluctuations in utility stock prices, which may occur in response to changes in interest rates and regulatory, economic and business developments.

[SIDENOTE]

WE ARE COMMITTED TO LOOKING FOR STEADY, DIVIDEND-PAYING COMPANIES THAT ARE CAPABLE OF GENERATING SOLID INCOME.

FINANCIAL STATEMENTS
MAY 31, 2004                                             COLUMBIA UTILITIES FUND

                                   A GUIDE TO UNDERSTANDING YOUR FUND'S
                                   FINANCIAL STATEMENTS

          INVESTMENT PORTFOLIO     The investment portfolio details all of the
                                   fund's holdings and their market value as of the last day of the reporting period.
                                   Portfolio holdings are organized by type of asset, industry, country or geographic region
                                   (if applicable) to demonstrate areas of
                                   concentration and diversification.

       STATEMENT OF ASSETS AND     This statement details the fund's assets,
                   LIABILITIES     liabilities, net assets and share price for
                                   each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities
                                   (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

       STATEMENT OF OPERATIONS     This statement details income earned by the
                                   fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

          STATEMENT OF CHANGES     This statement demonstrates how the fund's
                 IN NET ASSETS     net assets were affected by its operating
                                   results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period.
                                   The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

            NOTES TO FINANCIAL     These notes disclose the organizational
                    STATEMENTS     background of the fund, its significant
                                   accounting policies (including those
                                   surrounding security valuation, income
                                   recognition and distributions to
                                   shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

          FINANCIAL HIGHLIGHTS     The financial highlights demonstrate how the
                                   fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios
                                   (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO
MAY 31, 2004 (UNAUDITED)                                 COLUMBIA UTILITIES FUND

                                                                                                          SHARES     VALUE ($)
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 90.7%
UTILITIES - 90.7%
DIVERSIFIED TELECOMMUNICATION SERVICES - 13.6%    ALLTEL Corp.                                               100         5,063
                                                  AT&T Corp.                                                 100         1,658
                                                  BellSouth Corp.                                        431,700    10,775,232
                                                  CenturyTel, Inc.                                        36,000     1,076,040
                                                  SBC Communications, Inc., Class A                      741,189    17,566,179
                                                  Sprint Corp.-FON Group                                 127,500     2,264,400
                                                  Verizon Communications, Inc.                           625,000    21,612,500
                                                                                                                   -----------
                                                                    Diversified Telecommunication Services Total    53,301,072
                                                                                                                   -----------
ELECTRIC UTILITIES - 56.6%                        Ameren Corp.                                           147,900     6,537,180
                                                  American Electric Power Co., Inc.                      306,020     9,722,256
                                                  CenterPoint Energy, Inc.                               202,500     2,195,100
                                                  Cinergy Corp.                                          162,400     6,091,624
                                                  CMS Energy Corp. (a)                                   175,300     1,511,086
                                                  Consolidated Edison, Inc.                              360,200    14,141,452
                                                  Dominion Resources, Inc.                               238,460    15,015,826
                                                  DTE Energy Co.                                         208,100     8,367,701
                                                  Edison International                                   366,700     8,852,138
                                                  Entergy Corp.                                          167,800     9,163,558
                                                  Exelon Corp.                                           581,750    19,372,275
                                                  FirstEnergy Corp.                                      359,271    14,011,569
                                                  FPL Group, Inc.                                        195,800    12,482,250
                                                  PG&E Corp. (a)                                         510,000    14,535,000
                                                  Pinnacle West Capital Corp.                            106,500     4,290,885
                                                  PPL Corp.                                              196,100     8,461,715
                                                  Progress Energy, Inc.                                  198,564     8,460,812
                                                  Southern Co.                                           671,100    19,408,212
                                                  TECO Energy, Inc.                                      203,200     2,470,912
                                                  TXU Corp.                                              534,100    19,959,317
                                                  Unisource Energy Corp.                                 375,000     9,255,000
                                                  Xcel Energy, Inc.                                      486,710     8,269,203
                                                                                                                   -----------
                                                                                        Electric Utilities Total   222,575,071
                                                                                                                   -----------
GAS UTILITIES - 6.4%                              KeySpan Corp.                                          195,500     6,920,700
                                                  Nicor, Inc.                                             57,600     1,916,928
                                                  NiSource, Inc.                                         226,500     4,588,890
                                                  Peoples Energy Corp.                                    46,700     1,934,314
                                                  Sempra Energy                                          293,600     9,797,432
                                                                                                                   -----------
                                                                                             Gas Utilities Total    25,158,264
                                                                                                                   -----------
MULTI-UTILITIES & UNREGULATED POWER - 8.6%        AES Corp. (a)                                          320,200     2,990,668
                                                  Calpine Corp. (a)                                      253,100       959,249
                                                  Constellation Energy Group, Inc.                       203,200     7,770,368
                                                  Duke Energy Corp.                                      421,700     8,408,698
                                                  Dynegy, Inc., Class A (a)                              147,100       645,769
                                                  Public Service Enterprise Group, Inc.                  305,000    12,858,800
                                                                                                                   -----------
                                                                       Multi-Utilities & Unregulated Power Total    33,633,552
                                                                                                                   -----------

                                              See notes to investment portfolio.

                                                                                                          SHARES     VALUE ($)
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
UTILITIES  - (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES - 5.5%
                                                  AT&T Wireless Services, Inc. (a)                     1,147,100    16,242,936
                                                  Centennial Communications Corp. (a)                    750,000     5,415,000
                                                                                                                   -----------
                                                                       Wireless Telecommunication Services Total    21,657,936
                                                                                                                   -----------
                                                                                                 UTILITIES TOTAL   356,325,895


                                                  TOTAL COMMON STOCKS
                                                  (COST OF $341,395,153)                                           356,325,895

ADJUSTABLE RATE PREFERRED
STOCKS (b) - 1.5%

UTILITIES - 1.5%

ELECTRIC UTILITIES - 1.5%                      Cleveland Electric Illuminating Co., Series L, 7.000%      40,170     4,097,340
                                               Entergy Gulf States, Inc., Series A, 7.150%                11,346     1,079,572
                                               Toledo Edison Co., Series A, 7.230%                        32,100       824,970
                                                                                                                   -----------
                                                                                        Electric Utilities Total     6,001,882
                                                                                                                   -----------
                                                                                                 UTILITIES TOTAL     6,001,882


                                                  TOTAL ADJUSTABLE RATE PREFERRED STOCKS
                                                  (COST OF $5,732,872)                                               6,001,882

PREFERRED & CONVERTIBLE STOCKS - 1.5%

UTILITIES - 1.5%

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%  Citizens Utilities Co.,
                                                  5.000% Convertible Preferred (a)                        30,000     1,552,500
                                                                                                                   -----------
                                                                    Diversified Telecommunication Services Total     1,552,500
                                                                                                                   -----------
ELECTRIC UTILITIES - 1.1%                      Entergy Arkansas, Inc.:
                                                  7.800%                                                   5,000       502,500
                                                  7.880%                                                   4,400       441,575
                                               Entergy Gulf States, Inc., 7.560%                          10,000       881,580
                                               Northern Indiana Public Service Co., 7.440%                 9,000       875,250
                                               Pennsylvania Power Co., 7.750%                             15,000     1,465,230
                                                                                                                   -----------
                                                                                        Electric Utilities Total     4,166,135
                                                                                                                   -----------
                                                                                                 UTILITIES TOTAL     5,718,635


                                                  TOTAL PREFERRED & CONVERTIBLE STOCKS
                                                  (COST OF $5,829,712)                                               5,718,635

See notes to investment portfolio.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 6.1%
                                                  Repurchase agreement with State Street
                                                    Bank & Trust Co., dated 05/28/04, due 06/01/04 at
                                                    0.930%, collateralized by a U.S. Treasury Bond
                                                    maturing 05/15/17, market value of $24,479,590
                                                    (repurchase proceeds $23,997,479)
                                                    (Cost of $23,995,000)                             23,995,000    23,995,000


                                                  TOTAL INVESTMENTS - 99.8%
                                                  (COST OF $376,952,737) (c)                                       392,041,412

                                                  OTHER ASSETS & LIABILITIES, NET - 0.2%                               936,542
                                                                                                                   -----------
                                                  NET ASSETS - 100.0%                                              392,977,954

     NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.
(b) Adjustable rate preferred stocks. The interest rates shown reflect the rates as of May 31, 2004.
(c) Cost for both financial statement and federal income tax purposes is the same.

                                              See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2004 (UNAUDITED)                                 COLUMBIA UTILITIES FUND

                                                                                                        ($)
---------------------------------------------------------------------------------------------------------------
                     ASSETS        Investments, at cost                                             376,952,737
                                                                                                   ------------
                                   Investments, at value                                            392,041,412
                                   Cash                                                                     959
                                   Receivable for:
                                    Investments sold                                                  1,001,670
                                    Fund shares sold                                                     27,917
                                    Interest                                                              2,479
                                    Dividends                                                         1,353,284
                                   Deferred Trustees' compensation plan                                  28,790
                                                                                                   ------------
                                                                                     Total Assets   394,456,511

                LIABILITIES        Payable for:
                                    Fund shares repurchased                                             704,309
                                    Investment advisory fee                                             215,566
                                    Transfer agent fee                                                  315,327
                                    Pricing and bookkeeping fees                                         10,265
                                    Custody fee                                                           3,061
                                    Distribution and service fees                                       118,464
                                   Deferred Trustees' fees                                               28,790
                                   Other liabilities                                                     82,775
                                                                                                   ------------
                                                                                Total Liabilities     1,478,557

                                                                                       NET ASSETS   392,977,954

  COMPOSITION OF NET ASSETS        Paid-in capital                                                  712,298,235
                                   Undistributed net investment income                                1,085,406
                                   Accumulated net realized loss                                   (335,494,362)
                                   Net unrealized appreciation on investments                        15,088,675
                                                                                                   ------------
                                                                                       NET ASSETS   392,977,954

                    CLASS A        Net assets                                                       300,693,297
                                   Shares outstanding                                                27,683,594
                                   Net asset value per share                                              10.86(a)
                                   Maximum offering price per share ($10.86/0.9525)                       11.40(b)

                    CLASS B        Net assets                                                        58,917,993
                                   Shares outstanding                                                 5,429,969
                                   Net asset value and offering price per share                           10.85(a)

                    CLASS C        Net assets                                                         6,287,793
                                   Shares outstanding                                                   579,084
                                   Net asset value and offering price per share                           10.86(a)

                    CLASS Z        Net assets                                                        27,078,871
                                   Shares outstanding                                                 2,497,029
                                   Net asset value, offering and redemption price per share               10.84

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2004 (UNAUDITED)        COLUMBIA UTILITIES FUND

                                                                                                                           ($)
---------------------------------------------------------------------------------------------------------------------------------
                         INVESTMENT INCOME        Dividends                                                             7,160,207
                                                  Interest                                                                172,414
                                                                                                                       ----------
                                                    Total Investment Income                                             7,332,621

                                  EXPENSES        Investment advisory fee                                               1,341,382
                                                  Distribution fee:
                                                    Class B                                                               245,275
                                                    Class C                                                                25,212
                                                  Service fee:
                                                    Class A                                                               391,311
                                                    Class B                                                                81,758
                                                    Class C                                                                 8,404
                                                  Transfer agent fee                                                      648,651
                                                  Pricing and bookkeeping fees                                             60,118
                                                  Trustees' fees                                                           15,424
                                                  Custody fee                                                               6,511
                                                  Non-recurring costs (See Note 7)                                         11,500
                                                  Other expenses                                                          166,335
                                                                                                                       ----------
                                                    Total Expenses                                                      3,001,881
                                                  Non-recurring costs assumed by Investment Advisor (See Note 7)          (11,500)
                                                  Custody earnings credit                                                     (14)
                                                                                                                       ----------
                                                    Net Expenses                                                        2,990,367
                                                                                                                       ----------
                                                  Net Investment Income                                                 4,342,254

NET REALIZED AND UNREALIZED GAIN (LOSS) ON        Net realized gain on investments                                      8,080,400
                               INVESTMENTS        Net change in unrealized appreciation/depreciation on investments    28,133,146
                                                                                                                       ----------
                                                  Net Gain                                                             36,213,546
                                                                                                                       ----------
                                                  Net Increase in Net Assets from Operations                           40,555,800

                                              See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                         COLUMBIA UTILITIES FUND

                                                                                                     (UNAUDITED)
                                                                                                SIX MONTHS ENDED      YEAR ENDED
                                                                                                         MAY 31,    NOVEMBER 30,
                                                                                                        2004 ($)        2003 ($)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

                             OPERATIONS   Net investment income                                        4,342,254       9,877,445
                                          Net realized gain (loss) on investments                      8,080,400    (119,702,503)
                                          Net change in unrealized appreciation/depreciation
                                           on investments                                             28,133,146     137,810,244
                                                                                                     -----------    ------------
                                             Net Increase from Operations                             40,555,800      27,985,186

 DISTRIBUTIONS DECLARED TO SHAREHOLDERS   From net investment income:
                                           Class A                                                    (3,761,908)     (6,707,426)
                                           Class B                                                      (548,030)     (1,094,863)
                                           Class C                                                       (56,477)       (100,615)
                                           Class Z                                                      (363,697)       (625,425)
                                                                                                     -----------    ------------
                                             Total Distributions Declared to Shareholders             (4,730,112)     (8,528,329)

                     SHARE TRANSACTIONS   Class A:
                                           Subscriptions                                               8,894,483      25,292,663
                                           Distributions reinvested                                    2,879,511       5,042,065
                                           Redemptions                                               (42,526,978)    (86,989,555)
                                                                                                     -----------    ------------
                                             Net Decrease                                            (30,752,984)    (56,654,827)
                                          Class B:
                                           Subscriptions                                               1,804,247       7,745,715
                                           Distributions reinvested                                      406,729         800,194
                                           Redemptions                                               (16,695,515)    (31,123,627)
                                                                                                     -----------    ------------
                                             Net Decrease                                            (14,484,539)    (22,577,718)
                                          Class C:
                                           Subscriptions                                                 254,069       1,145,695
                                           Distributions reinvested                                       34,400          57,498
                                           Redemptions                                                (1,305,209)     (2,300,615)
                                                                                                     -----------    ------------
                                             Net Decrease                                             (1,016,740)     (1,097,422)
                                          Class Z:
                                           Subscriptions                                                 535,541       1,124,555
                                           Distributions reinvested                                      326,167         559,941
                                           Redemptions                                                (2,347,174)     (5,388,836)
                                                                                                     -----------    ------------
                                             Net Decrease                                             (1,485,466)     (3,704,340)
                                          Net Decrease from Share Transactions                       (47,739,729)    (84,034,307)
                                                                                                     -----------    ------------
                                             Total Decrease in Net Assets                            (11,914,041)    (64,577,450)

                             NET ASSETS   Beginning of period                                        404,891,995     469,469,445
                                          End of period (including undistributed net investment
                                           income of $1,085,406 and $1,473,264, respectively)        392,977,954     404,891,995

                      CHANGES IN SHARES   Class A:
                                           Subscriptions                                                 828,993       2,674,834
                                           Issued for distributions reinvested                           271,806         539,384
                                           Redemptions                                                (3,959,152)     (9,289,273)
                                                                                                     -----------    ------------
                                             Net Decrease                                             (2,858,353)     (6,075,055)
                                          Class B:
                                           Subscriptions                                                 167,873         821,329
                                           Issued for distributions reinvested                            38,352          86,108
                                           Redemptions                                                (1,558,359)     (3,328,583)
                                                                                                     -----------    ------------
                                             Net Decrease                                             (1,352,134)     (2,421,146)
                                          Class C:
                                           Subscriptions                                                  23,350         120,779
                                           Issued for distributions reinvested                             3,238           6,154
                                           Redemptions                                                  (121,166)       (245,714)
                                                                                                     -----------    ------------
                                             Net Decrease                                                (94,578)       (118,781)
                                          Class Z:
                                           Subscriptions                                                  49,151         116,172
                                           Issued for distributions reinvested                            30,854          59,946
                                           Redemptions                                                  (219,122)       (565,009)
                                                                                                     -----------    ------------
                                             Net Decrease                                               (139,117)       (388,891)

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004 (UNAUDITED)                                 COLUMBIA UTILITIES FUND

NOTE 1. ORGANIZATION

Columbia Utilities Fund (the "Fund"), a series of Columbia Funds Trust IV (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks current income and long-term growth.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended November 30, 2003 was as follows:

Distributions paid from:
   Ordinary income*                            $ 8,528,329
   Long-term capital gains                              --

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at May 31, 2004, based on cost of investments for federal income tax purposes was:

Unrealized appreciation                    $ 40,930,081
Unrealized depreciation                     (25,841,406)
                                           -------------
 Net unrealized appreciation               $ 15,088,675

The following capital loss carryforwards, determined as of November 30, 2003, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

 YEAR OF                  CAPITAL LOSS
EXPIRATION                CARRYFORWARD
--------------------------------------
   2009                 $   7,833,222
   2010                   213,450,481
   2011                   118,779,637
                        -------------
                        $ 340,063,340

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
-----------------------------------------------
    First $1 billion                 0.65%
    Over $1 billion                  0.60%

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the six months ended May 31, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.029%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the six months ended May 31, 2004, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.31%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. For the six months ended May 31, 2004, the Distributor has retained net underwriting discounts of $4,096 on sales of the Fund's Class A shares and received CDSC fees of $291, $105,014 and $549 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended May 31, 2004, the Fund paid $976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended May 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $61,430,099 and $115,106,416, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended May 31, 2004, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds, as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of

Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

For the six months ended May 31, 2004, Columbia has assumed $11,500 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
                                                         COLUMBIA UTILITIES FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                            (UNAUDITED)
                                       SIX MONTHS ENDED
                                                MAY 31,                                YEAR ENDED NOVEMBER 30,
CLASS A SHARES                                     2004              2003          2002          2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                    $           9.97        $     9.46    $    18.75    $    25.49    $    22.85    $    21.13

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (a)                          0.12              0.23          0.26          0.29          0.50          0.40
Net realized and unrealized
gain (loss) on investments and
foreign currency                                   0.90              0.48         (7.04)        (1.74)         4.23          2.32
                                       ----------------        ----------    ----------    ----------    ----------    ----------
Total from Investment
Operations                                         1.02              0.71         (6.78)        (1.45)         4.73          2.72

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                        (0.13)            (0.20)        (0.30)        (0.38)        (0.42)        (0.34)
From net realized gains                              --                --         (2.21)        (4.91)        (1.67)        (0.66)
                                       ----------------        ----------    ----------    ----------    ----------    ----------
Total Distributions Declared
to Shareholders                                   (0.13)            (0.20)        (2.51)        (5.29)        (2.09)        (1.00)

NET ASSET VALUE, END OF PERIOD         $          10.86        $     9.97    $     9.46    $    18.75    $    25.49    $    22.85
Total return (b)                                  10.25%(c)          7.65%       (41.18)%       (7.25)%       22.37%        13.15%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (d)                             1.34%(e)          1.41%         1.30%         1.19%         1.15%         1.22%
Interest expense                                     --                --%(f)        --%(f)        --            --            --
Expenses (d)                                       1.34%(e)          1.41%         1.30%         1.19%         1.15%         1.22%
Net investment income (d)                          2.22%(e)          2.45%         2.03%         1.44%         2.13%         1.80%
Portfolio turnover rate                              16%(c)            75%           61%           60%          102%           28%
Net assets, end of
period (000's)                         $        300,693        $  304,413    $  346,352    $  680,675    $  449,081    $  354,053

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c)  Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e)  Annualized.
(f)  Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                            (UNAUDITED)
                                       SIX MONTHS ENDED
                                                MAY 31,                                YEAR ENDED NOVEMBER 30,
CLASS B SHARES                                     2004              2003          2002          2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                    $           9.96        $     9.46    $    18.73    $    25.45    $    22.82    $    21.13

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (a)                          0.08              0.16          0.17          0.14          0.33          0.23
Net realized and unrealized
gain (loss) on investments and
foreign currency                                   0.90              0.48         (7.05)        (1.73)         4.22          2.32
                                       ----------------        ----------    ----------    ----------    ----------    ----------
Total from Investment
Operations                                         0.98              0.64         (6.88)        (1.59)         4.55          2.55

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                        (0.09)            (0.14)        (0.18)        (0.22)        (0.25)        (0.20)
From net realized gains                              --                --         (2.21)        (4.91)        (1.67)        (0.66)
                                       ----------------        ----------    ----------    ----------    ----------    ----------
Total Distributions Declared
to Shareholders                                   (0.09)            (0.14)        (2.39)        (5.13)        (1.92)        (0.86)

NET ASSET VALUE, END OF PERIOD         $          10.85        $     9.96    $     9.46    $    18.73    $    25.45    $    22.82
Total return (b)                                   9.85%(c)          6.84%       (41.63)%       (7.90)%       21.43%        12.32%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (d)                             2.09%(e)          2.16%         2.05%         1.94%         1.90%         1.97%
Interest expense                                     --                --%(f)        --%(f)        --            --            --
Expenses (d)                                       2.09%(e)          2.16%         2.05%         1.94%         1.90%         1.97%
Net investment income (d)                          1.47%(e)          1.70%         1.28%         0.69%         1.38%         1.05%
Portfolio turnover rate                              16%(c)            75%           61%           60%          102%           28%
Net assets, end of
period (000's)                         $         58,918        $   67,530    $   87,051    $  265,004    $  691,943    $  733,031

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(c)  Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e)  Annualized.
(f)  Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                            (UNAUDITED)
                                       SIX MONTHS ENDED
                                                MAY 31,                                YEAR ENDED NOVEMBER 30,
CLASS C SHARES                                     2004              2003          2002          2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                    $           9.96        $     9.47    $    18.74    $    25.44    $    22.81    $    21.13

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (a)                          0.08              0.16          0.17          0.14          0.33          0.23
Net realized and unrealized
gain (loss) on investments and
foreign currency                                   0.91              0.47         (7.05)        (1.71)         4.22          2.31
                                       ----------------        ----------    ----------    ----------    ----------    ----------
Total from Investment
Operations                                         0.99              0.63         (6.88)        (1.57)         4.55          2.54

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                        (0.09)            (0.14)        (0.18)        (0.22)        (0.25)        (0.20)
From net realized gains                              --                --         (2.21)        (4.91)        (1.67)        (0.66)
                                       ----------------        ----------    ----------    ----------    ----------    ----------
Total Distributions Declared
to Shareholders                                   (0.09)            (0.14)        (2.39)        (5.13)        (1.92)        (0.86)

NET ASSET VALUE, END OF PERIOD         $          10.86        $     9.96    $     9.47    $    18.74    $    25.44    $    22.81
Total return (b)                                   9.95%(c)          6.73%       (41.61)%       (7.81)%       21.44%        12.33%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (d)                             2.09%(e)          2.16%         2.05%         1.94%         1.90%         1.97%
Interest expense                                     --                --%(f)        --%(f)        --            --            --
Expenses (d)                                       2.09%(e)          2.16%         2.05%         1.94%         1.90%         1.97%
Net investment income (d)                          1.47%(e)          1.70%         1.28%         0.69%         1.38%         1.05%
Portfolio turnover rate                              16%(c)            75%           61%           60%          102%           28%
Net assets, end of
period (000's)                         $          6,288        $    6,712    $    7,501    $   11,558    $    7,185    $    3,777

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(c)  Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e)  Annualized.
(f)  Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                            (UNAUDITED)                                                                   PERIOD
                                       SIX MONTHS ENDED                                                                    ENDED
                                                MAY 31,                        YEAR ENDED NOVEMBER 30,              NOVEMBER 30,
CLASS Z SHARES                                     2004              2003          2002          2001         2000       1999(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                    $           9.95        $     9.44    $    18.74    $    25.49   $    22.87    $    21.50

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (b)                          0.13              0.25          0.28          0.36         0.56          0.37
Net realized and unrealized
gain (loss) on investments and
foreign currency                                   0.90              0.48         (7.03)        (1.77)        4.21          1.30
                                       ----------------        ----------    ----------    ----------   ----------    ----------
Total from Investment
Operations                                         1.03              0.73         (6.75)        (1.41)        4.77          1.67

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                        (0.14)            (0.22)        (0.34)        (0.43)       (0.48)        (0.30)
From net realized gains                              --                --         (2.21)        (4.91)       (1.67)           --
                                       ----------------        ----------    ----------    ----------   ----------    ----------
Total Distributions Declared
to Shareholders                                   (0.14)            (0.22)        (2.55)        (5.34)       (2.15)        (0.30)

NET ASSET VALUE, END OF PERIOD         $          10.84        $     9.95    $     9.44    $    18.74   $    25.49    $    22.87
Total return (c)                                  10.41%(d)          7.90%       (41.09)%       (7.06)%      22.57%         7.82%(d)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (e)                             1.09%(f)          1.16%         1.05%         0.94%        0.90%         0.97%(f)
Interest expense                                     --                --%(g)        --%(g)        --           --            --
Expenses (e)                                       1.09%(f)          1.16%         1.05%         0.94%        0.90%         0.97%(f)
Net investment income (e)                          2.47%(f)          2.70%         2.28%         1.69%        2.38%         1.99%(f)
Portfolio turnover rate                              16%(d)            75%           61%           60%         102%           28%
Net assets, end of
period (000's)                         $         27,079        $   26,237    $   28,565    $       32   $      321    $      524

(a) Class Z shares were initially offered on January 29, 1999. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)  Annualized.
(g)  Rounds to less than 0.01%.

IMPORTANT INFORMATION ABOUT THIS REPORT
                                                         Columbia Utilities Fund

TRANSFER AGENT                      The fund mails one shareholder report to
                                    each shareholder address. If you would like
Columbia Funds Services, Inc.       more than one report, please call
P.O. Box 8081                       shareholder services at 800-345-6611 and
Boston MA 02266-8081                additional reports will be sent to you.
800.345.6611
                                    This report has been prepared for
DISTRIBUTOR                         shareholders of Columbia Utilities Fund.
                                    This report may also be used as sales
Columbia Funds Distributor, Inc.    literature when preceded or accompanied by
One Financial Center                the current prospectus which provides
Boston MA 02111                     details of sales charges, investment
                                    objectives and operating policies of the
INVESTMENT ADVISOR                  fund and with the most recent copy of the
                                    Columbia Funds Performance Update.
Columbia Management Advisors, Inc.
100 Federal Street                  A description of the policies and
Boston MA 02110                     procedures that the fund uses to determine
                                    how to vote proxies relating to its
                                    portfolio securities is available (i)
                                    without charge, upon request, by calling
                                    800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA UTILITIES FUND  SEMIANNUAL REPORT, MAY 31, 2004             PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C) 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611  www.columbiafunds.com


                                                759-03/063S-0504 (07/04) 04/1521

ITEM 2. CODE OF ETHICS.

     Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

     Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     The registrant has not filed Schedule 14A subsequent to the effective date of that Schedule's Item 7(d)(2)(ii)(G). However, it is the registrant's policy to consider candidates for the Board of Trustees/Directors who are recommend by shareholders. A Fund shareholder who wishes to nominate a candidate to the Board may send information regarding prospective candidates to the Fund's Governance Committee, care of the Fund's Secretary. The information should include evidence of the shareholder's Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the independent trustees/directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to an independent trustee/director for consideration.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer, based on his evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)   Columbia Funds Trust IV
            ----------------------------------------------------------------

By (Signature and Title)   /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                           August 3, 2004
    ------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                           August 3, 2004
    ------------------------------------------------------------------------